As Filed with the Securities and Exchange Commission on June 26, 2015

Registration File No. 333-52215
811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 25  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 56  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esq.

THOMAS E. BISSET, Esq.

Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On June 29, 2015 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  On June 29, 2015 pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in Individual
Flexible Premium Variable and Fixed Life Insurance Policies

Supplement dated June 29, 2015 to

Prospectuses dated May 1, 2015 for

Protective Preserver and Protective Premiere III

Issued by

Protective Life Insurance Company

Protective Variable Life Separate Account

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On June 29, 2015, the following Funds (the "New Funds") will be available as additional investment choices under your variable universal life policy. Please refer to your Prospectus dated May 1, 2015 for other investment choices available under your policy. For more information regarding the New Funds, please refer to the prospectus for each of the New Funds listed below.

The New Funds:

American Funds Insurance Series

Asset Allocation FundSM, Class 2

The fund's investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.

Blue Chip Income and Growth FundSM, Class 2

The fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth FundSM, Class 2

The fund's investment objective is to provide you with long-term growth of capital.

Global Small Capitalization FundSM, Class 2

The fund's investment objective is to provide you with long-term growth of capital.

Growth FundSM, Class 2

The fund's investment objective is to provide you with growth of capital.

International FundSM, Class 2

The fund's investment objective is to provide you with long-term growth of capital.

New World FundSM, Class 2

The fund's investment objective is long-term capital appreciation.

Goldman Sachs Variable Insurance Trust

Core Fixed Income Fund, Service Class

This Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index (the "Index").

The Investment Advisor

Each of the New Funds listed above is an investment portfolio of one of the following investment companies: (i) American Funds Insurance Series, managed by Capital Research and Management Company, or (ii) Goldman Sachs Variable Insurance Trust, managed by Goldman Sachs Asset Management, L.P.

How to Change Your Allocation Instructions

If you would like to change your allocation instructions, please take one of the following actions:

1.  Online: Access your account at www.myaccount.protective.com.

2.  By phone: 800.456.6330.

EXPLANATORY COMMENT

The prospectuses and the statements of additional information for Premiere II and III included in the Post-Effective Amendment No.24 to the Registration Statement on Form N-6 (333-52215 and 811-7337) filed on April 27, 2015 pursuant to paragraph (b) of Rule 485 are incorporated herein by reference.

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Policy Owners of the Protective Variable Life Separate Account
and the Board of Directors of Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Protective Variable Life Separate Account (the "Separate Account") at December 31, 2014, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 24, 2015

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs US Equity Insights	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Small Cap Equity Insights SC
Assets
Investments in subaccounts at fair value	$14,379	$6,777	$10,883	$7,459	$11,385	$3,087	$2,469	$2,486	$1,411	$422
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	14,379	6,777	10,883	7,459	11,385	3,087	2,469	2,486	1,411	422
Liabilities
Payable to Protective Life Insurance Company	59	—	60	—	34	—	—	—	—	—
Net Assets	$14,320	$6,777	$10,823	$7,459	$11,351	$3,087	$2,469	$2,486	$1,411	$422
Units Outstanding	443,466	338,547	275,658	153,725	263,962	107,396	135,540	165,561	138,918	21,547
Shares Owned in each Portfolio	1,262,398	731,817	600,619	545,671	704,522	177,121	153,054	218,483	152,017	31,055
Fair Value per Share	$11.39	$9.26	$18.12	$13.67	$16.16	$17.43	$16.13	$11.38	$9.28	$13.60
Investment in Portfolio shares, at Cost	$13,944	$9,336	$9,045	$7,468	$9,351	$2,860	$1,822	$2,112	$1,274	$280

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust			Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Assets
Investments in subaccounts at fair value	$149	$1,531	$1,522	$59	$9,501	$8,648	$8,890	$18,884	$4,725	$5,252
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	149	1,531	1,522	59	9,501	8,648	8,890	18,884	4,725	5,252
Liabilities
Payable to Protective Life Insurance Company	—	—	2	—	10	2	34	38	—	2
Net Assets	$149	$1,531	$1,520	$59	$9,491	$8,646	$8,856	$18,846	$4,725	$5,250
Units Outstanding	8,391	69,798	82,262	2,307	271,307	283,879	304,474	575,909	126,065	117,836
Shares Owned in each Portfolio	8,201	199,111	87,241	28,697	239,008	297,069	292,344	776,779	289,524	154,643
Fair Value per Share	$18.17	$7.69	$17.45	$2.05	$39.75	$29.11	$30.41	$24.31	$16.32	$33.96
Investment in Portfolio shares, at Cost	$76	$1,384	$1,426	$62	$7,339	$6,166	$6,262	$15,134	$4,551	$3,630

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Assets
Investments in subaccounts at fair value	$3,834	$8,825	$8,917	$357	$3,437	$7,097	$4,037	$10,987	$9,281
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	3,834	8,825	8,917	357	3,437	7,097	4,037	10,987	9,281
Liabilities
Payable to Protective Life Insurance Company	2	—	—	—	—	10	2	26	57
Net Assets	$3,832	$8,825	$8,917	$357	$3,437	$7,087	$4,035	$10,961	$9,224
Units Outstanding	279,283	688,653	444,470	40,010	250,553	4,511,357	148,879	328,382	333,160
Shares Owned in each Portfolio	239,005	664,518	444,726	26,985	160,330	7,096,798	51,223	169,369	276,130
Fair Value per Share	$16.04	$13.28	$20.05	$13.24	$21.44	$1.00	$78.82	$64.87	$33.61
Investment in Portfolio shares, at Cost	$2,740	$8,680	$6,765	$387	$3,330	$7,097	$3,668	$7,182	$5,825

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Oppenheimer Variable Account Funds		Invesco Variable Insurance Funds
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Invesco VI American Franchise I	Invesco VI Comstock I	Invesco VI Growth & Income I	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II
Assets
Investments in subaccounts at fair value	$12,144	$17,266	$5,040	$36,795	$28,969	$3,039	$20,402	$2,106	$423
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	12,144	17,266	5,040	36,795	28,969	3,039	20,402	2,106	423
Liabilities
Payable to Protective Life Insurance Company	36	—	—	39	72	—	7	—	—
Net Assets	$12,108	$17,266	$5,040	$36,756	$28,897	$3,039	$20,395	$2,106	$423
Units Outstanding	445,233	457,752	507,410	1,158,447	1,053,478	280,354	781,264	95,306	28,780
Shares Owned in each Portfolio	2,291,237	437,126	91,830	1,920,404	1,151,855	529,396	1,081,766	106,617	34,724
Fair Value per Share	$5.30	$39.50	$54.88	$19.16	$25.15	$5.74	$18.86	$19.75	$12.17
Investment in Portfolio shares, at Cost	$11,424	$12,786	$3,462	$23,663	$21,028	$1,975	$14,818	$1,915	$410

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds			The Universal Institutional Funds, Inc.			Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income VC	Lord Abbett Bond Debenture VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Growth Opportunities VC
Assets
Investments in subaccounts at fair value	$4,759	$4,024	$424	$857	$609	$17,763	$16,835	$17,111	$3,585
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	4,759	4,024	424	857	609	17,763	16,835	17,111	3,585
Liabilities
Payable to Protective Life Insurance Company	13	—	—	—	—	23	11	27	—
Net Assets	$4,746	$4,024	$424	$857	$609	$17,740	$16,824	$17,084	$3,585
Units Outstanding	427,962	333,785	31,814	60,536	43,917	858,779	654,320	692,366	119,382
Shares Owned in each Portfolio	408,890	116,922	25,229	37,329	57,572	499,805	1,415,922	657,606	277,706
Fair Value per Share	$11.64	$34.42	$16.79	$22.97	$10.57	$35.54	$11.89	$26.02	$12.91
Investment in Portfolio shares, at Cost	$4,766	$3,814	$396	$846	$467	$11,795	$16,589	$12,501	$3,796

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Lord Abbett Series Fund, Inc.				Fidelity Variable Insurance Products
	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett International Opportunities VC	Lord Abbett Classic Stock VC	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Assets
Investments in subaccounts at fair value	$10,219	$1,153	$704	$2,521	$8,581	$1,725	$21,513	$10,379	$2,386	$2,970
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	10,219	1,153	704	2,521	8,581	1,725	21,513	10,379	2,386	2,970
Liabilities
Payable to Protective Life Insurance Company	6	—	—	—	21	2	—	—	—	—
Net Assets	$10,213	$1,153	$704	$2,521	$8,560	$1,723	$21,513	$10,379	$2,386	$2,970
Units Outstanding	345,195	91,167	44,685	131,193	430,654	105,810	776,192	338,317	118,170	181,228
Shares Owned in each Portfolio	657,169	142,849	49,727	135,473	41,357	27,237	577,851	277,224	98,671	234,575
Fair Value per Share	$15.55	$8.07	$14.15	$18.61	$207.49	$63.32	$37.23	$37.44	$24.18	$12.66
Investment in Portfolio shares, at Cost	$9,347	$1,154	$581	$2,564	$6,001	$860	$14,973	$8,606	$2,331	$2,929

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Fidelity Variable Insurance Products		Franklin Templeton Variable Insurance Products Trust
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Growth VIP CL 2
Assets
Investments in subaccounts at fair value	$401	$625	$2,925	$16,593	$13,725	$3,424	$2,230	$7,557	$13,449
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	401	625	2,925	16,593	13,725	3,424	2,230	7,557	13,449
Liabilities
Payable to Protective Life Insurance Company	—	—	—	1	3	—	—	—	—
Net Assets	$401	$625	$2,925	$16,592	$13,722	$3,424	$2,230	$7,557	$13,449
Units Outstanding	27,659	43,338	167,488	950,024	737,519	185,923	109,125	564,455	978,812
Shares Owned in each Portfolio	31,950	49,081	176,099	1,037,034	472,285	145,350	99,899	593,618	920,511
Fair Value per Share	$12.56	$12.74	$16.61	$16.00	$29.06	$23.56	$22.32	$12.73	$14.61
Investment in Portfolio shares, at Cost	$327	$471	$2,279	$15,639	$9,223	$2,951	$1,755	$7,665	$11,447

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	Franklin Templeton Variable Insurance Products Trust			Legg Mason Partners Variable Equity Trust			PIMCO Variable Insurance Trust
	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Developing Markets VIP CL 2	Franklin Mutual Shares VIP CL 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
Assets
Investments in subaccounts at fair value	$7,740	$7,941	$203	$29,903	$800	$665	$156	$989	$2,277
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	—	—
Total Assets	7,740	7,941	203	29,903	800	665	156	989	2,277
Liabilities
Payable to Protective Life Insurance Company	—	2	—	3	—	—	—	—	—
Net Assets	$7,740	$7,939	$203	$29,900	$800	$665	$156	$989	$2,277
Units Outstanding	576,363	432,918	22,361	1,886,861	37,611	27,465	10,298	86,633	183,444
Shares Owned in each Portfolio	514,308	441,436	22,081	1,323,150	42,901	30,532	12,914	93,465	177,732
Fair Value per Share	$15.05	$17.99	$9.20	$22.60	$18.65	$21.78	$12.05	$10.58	$12.81
Investment in Portfolio shares, at Cost	$7,707	$7,931	$217	$22,998	$707	$624	$156	$989	$2,416

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2014
($ in thousands, except Fair Value per Share)

	PIMCO Variable Insurance Trust			Royce Capital Fund
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Assets
Investments in subaccounts at fair value	$506	$10,110	$170	$706	$2,010
Receivable from Protective Life Insurance Company	—	—	—	—	—
Total Assets	506	10,110	170	706	2,010
Liabilities
Payable to Protective Life Insurance Company	—	—	—	—	—
Net Assets	$506	$10,110	$170	$706	$2,010
Units Outstanding	47,410	807,175	15,660	46,693	108,093
Shares Owned in each Portfolio	49,319	902,675	16,282	62,857	161,541
Fair Value per Share	$10.26	$11.20	$10.47	$11.23	$12.44
Investment in Portfolio shares, at Cost	$506	$10,170	$183	$719	$1,853

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs US Equity Insights	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Small Cap Equity Insights SC
Investment Income
Dividend income	$196	$268	$146	$56	$41	$30	$3	$27	$51	$2
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	67	(94)	289	4	98	19	1	6	—	—
Capital gain distributions	2,594	—	465	1,051	2,118	502	458	449	—	60
Net realized gain (loss) on investments	2,661	(94)	754	1,055	2,216	521	459	455	—	60
Net unrealized appreciation (depreciation) on investments	(1,158)	(722)	676	(629)	(857)	(168)	(177)	(199)	(166)	(36)
Net realized and unrealized gain (loss) on investments	1,503	(816)	1,430	426	1,359	353	282	256	(166)	24
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,699	$(548)	$1,576	$482	$1,400	$383	$285	$283	$(115)	$26

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust			Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Investment Income
Dividend income	$2	$—	$11	$1	$9	$69	$76	$343	$—	$106
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	1	3	—	—	(1)	35	—	37	—	12
Capital gain distributions	6	289	238	4	584	627	619	477	949	187
Net realized gain (loss) on investments	7	292	238	4	583	662	619	514	949	199
Net unrealized appreciation (depreciation) on investments	12	(135)	(87)	1	166	77	163	644	(1,302)	290
Net realized and unrealized gain (loss) on investments	19	157	151	5	749	739	782	1,158	(353)	489
Net Increase (Decrease) in Net Assets Resulting from Operations	$21	$157	$162	$6	$758	$808	$858	$1,501	$(353)	$595

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II		Oppenheimer Variable Account Funds
	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Investment Income
Dividend income	$19	$202	$104	$1	$50	$1	$—	$47	$75
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	2	—	—	—	—	—	(4)	218	218
Capital gain distributions	200	—	244	—	—	—	—	256	182
Net realized gain (loss) on investments	202	—	244	—	—	—	(4)	474	400
Net unrealized appreciation (depreciation) on investments	169	138	423	(29)	(43)	(1)	226	995	448
Net realized and unrealized gain (loss) on investments	371	138	667	(29)	(43)	(1)	222	1,469	848
Net Increase (Decrease) in Net Assets Resulting from Operations	$390	$340	$771	$(28)	$7	$—	$222	$1,516	$923

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Oppenheimer Variable Account Funds		Invesco Variable Insurance Funds
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Invesco VI American Franchise I	Invesco VI Comstock I	Invesco VI Growth & Income I	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II
Investment Income
Dividend income	$516	$189	$2	$479	$496	$—	$310	$4	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	4	6	99	89	23	2	4	—	—
Capital gain distributions	—	771	—	—	3,225	—	957	148	23
Net realized gain (loss) on investments	4	777	99	89	3,248	2	961	148	23
Net unrealized appreciation (depreciation) on investments	(180)	(574)	300	2,626	(1,060)	217	366	(5)	—
Net realized and unrealized gain (loss) on investments	(176)	203	399	2,715	2,188	219	1,327	143	23
Net Increase (Decrease) in Net Assets Resulting from Operations	$340	$392	$401	$3,194	$2,684	$219	$1,637	$147	$23

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Invesco Variable Insurance Funds				The Universal Institutional Funds, Inc.	Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income VC	Lord Abbett Bond Debenture VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Growth Opportunities VC
Investment Income
Dividend income	$141	$50	$6	$—	$4	$122	$802	$73	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	1	1	—	—	11	172	3	162	6
Capital gain distributions	—	—	—	64	—	—	446	—	747
Net realized gain (loss) on investments	1	1	—	64	11	172	449	162	753
Net unrealized appreciation (depreciation) on investments	37	(78)	33	(33)	65	995	(569)	1,570	(542)
Net realized and unrealized gain (loss) on investments	38	(77)	33	31	76	1,167	(120)	1,732	211
Net Increase (Decrease) in Net Assets Resulting from Operations	$179	$(27)	$39	$31	$80	$1,289	$682	$1,805	$211

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Lord Abbett Series Fund, Inc.				Fidelity Variable Insurance Products
	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett International Opportunities VC	Lord Abbett Classic Stock VC	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Investment Income
Dividend income	$170	$16	$5	$11	$132	$2	$180	$16	$65	$64
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	29	—	—	—	2	26	70	—	20	3
Capital gain distributions	1,327	162	82	431	8	—	421	214	33	1
Net realized gain (loss) on investments	1,356	162	82	431	10	26	491	214	53	4
Net unrealized appreciation (depreciation) on investments	(434)	(249)	(30)	(286)	824	145	1,634	353	86	83
Net realized and unrealized gain (loss) on investments	922	(87)	52	145	834	171	2,125	567	139	87
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,092	$(71)	$57	$156	$966	$173	$2,305	$583	$204	$151

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Fidelity Variable Insurance Products		Franklin Templeton Variable Insurance Products Trust
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Growth VIP CL 2
Investment Income
Dividend income	$6	$10	$—	$831	$164	$—	$12	$171	$182
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	—	—	2	2	—	(1)	—	—	1
Capital gain distributions	6	10	375	—	242	616	148	—	—
Net realized gain (loss) on investments	6	10	377	2	242	615	148	—	1
Net unrealized appreciation (depreciation) on investments	5	7	(201)	(102)	681	(381)	(135)	42	(576)
Net realized and unrealized gain (loss) on investments	11	17	176	(100)	923	234	13	42	(575)
Net Increase (Decrease) in Net Assets Resulting from Operations	$17	$27	$176	$731	$1,087	$234	$25	$213	$(393)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust				Legg Mason Partners Variable Equity Trust		PIMCO Variable Insurance Trust
	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Developing Markets VIP CL 2	Franklin Mutual Shares VIP CL 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
Investment Income
Dividend income	$152	$367	$2	$585	$1	$—	$3	$9	$26
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	—	(1)	—	11	—	(2)	(12)	—	—
Capital gain distributions	—	—	—	152	56	68	—	—	—
Net realized gain (loss) on investments	—	(1)	—	163	56	66	(12)	—	—
Net unrealized appreciation (depreciation) on investments	(1,109)	(249)	(15)	1,196	(7)	(38)	41	(2)	23
Net realized and unrealized gain (loss) on investments	(1,109)	(250)	(15)	1,359	49	28	29	(2)	23
Net Increase (Decrease) in Net Assets Resulting from Operations	$(957)	$117	$(13)	$1,944	$50	$28	$32	$7	$49

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Investment Income
Dividend income	$4	$200	$8	$—	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	1	—	—	1	—
Capital gain distributions	1	—	—	56	233
Net realized gain (loss) on investments	2	—	—	57	233
Net unrealized appreciation (depreciation) on investments	(1)	166	(10)	(79)	(168)
Net realized and unrealized gain (loss) on investments	1	166	(10)	(22)	65
Net Increase (Decrease) in Net Assets Resulting from Operations	$5	$366	$(2)	$(22)	$65

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs US Equity Insights	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Small Cap Equity Insights SC
From Operations
Net investment income (loss)	$196	$268	$146	$56	$41	$30	$3	$27	$51	$2
Net realized gain (loss) on investments	2,661	(94)	754	1,055	2,216	521	459	455	—	60
Net unrealized appreciation (depreciation) on investments	(1,158)	(722)	676	(629)	(857)	(168)	(177)	(199)	(166)	(36)
Net increase (decrease) in net assets resulting from operations	1,699	(548)	1,576	482	1,400	383	285	283	(115)	26
From Variable Life Policy Transactions
Policy owners' net payments	647	425	412	400	565	125	237	175	135	32
Mortality and expense risk charges	(72)	(34)	(30)	(27)	(40)	(21)	(8)	(9)	(4)	(2)
Cost of insurance and administrative charges	(500)	(317)	(384)	(261)	(450)	(102)	(92)	(81)	(60)	(18)
Surrenders	(421)	(341)	(339)	(212)	(399)	(178)	(64)	(60)	(20)	(5)
Death benefits	(328)	(60)	(235)	(55)	(158)	(17)	—	—	—	(3)
Net policy loan repayments (withdrawals)	(64)	(51)	(36)	(21)	(92)	(33)	(10)	(13)	(4)	(3)
Transfer (to) from other portfolios	(220)	126	(288)	(17)	(241)	(36)	75	(59)	126	—
Net increase (decrease) in net assets resulting from variable life policy transactions	(958)	(252)	(900)	(193)	(815)	(262)	138	(47)	173	1
Total increase (decrease) in net assets	741	(800)	676	289	585	121	423	236	58	27
Net Assets
Beginning of period	13,579	7,577	10,147	7,170	10,766	2,966	2,046	2,250	1,353	395
End of period	$14,320	$6,777	$10,823	$7,459	$11,351	$3,087	$2,469	$2,486	$1,411	$422
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust			Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
From Operations
Net investment income (loss)	$2	$—	$11	$1	$9	$69	$76	$343	$—	$106
Net realized gain (loss) on investments	7	292	238	4	583	662	619	514	949	199
Net unrealized appreciation (depreciation) on investments	12	(135)	(87)	1	166	77	163	644	(1,302)	290
Net increase (decrease) in net assets resulting from operations	21	157	162	6	758	808	858	1,501	(353)	595
From Variable Life Policy Transactions
Policy owners' net payments	5	151	96	—	697	570	485	873	346	275
Mortality and expense risk charges	(1)	(4)	(3)	—	(25)	(19)	(24)	(94)	(13)	(22)
Cost of insurance and administrative charges	(3)	(58)	(43)	(2)	(389)	(389)	(330)	(656)	(167)	(207)
Surrenders	—	(68)	(12)	(1)	(259)	(166)	(202)	(578)	(201)	(199)
Death benefits	—	(13)	(8)	(14)	(39)	(105)	(187)	(321)	(11)	(5)
Net policy loan repayments (withdrawals)	—	(19)	(4)	—	(82)	(144)	(47)	(60)	(29)	(12)
Transfer (to) from other portfolios	(6)	16	243	—	953	57	950	515	220	199
Net increase (decrease) in net assets resulting from variable life policy transactions	(5)	5	269	(17)	856	(196)	645	(321)	145	29
Total increase (decrease) in net assets	16	162	431	(11)	1,614	612	1,503	1,180	(208)	624
Net Assets
Beginning of period	133	1,369	1,089	70	7,877	8,034	7,353	17,666	4,933	4,626
End of period	$149	$1,531	$1,520	$59	$9,491	$8,646	$8,856	$18,846	$4,725	$5,250

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II		Oppenheimer Variable Account Funds
	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Net investment income (loss)	$19	$202	$104	$1	$50	$1	$—	$47	$75
Net realized gain (loss) on investments	202	—	244	—	—	—	(4)	474	400
Net unrealized appreciation (depreciation) on investments	169	138	423	(29)	(43)	(1)	226	995	448
Net increase (decrease) in net assets resulting from operations	390	340	771	(28)	7	—	222	1,516	923
From Variable Life Policy Transactions
Policy owners' net payments	184	805	819	40	335	858	264	557	368
Mortality and expense risk charges	(8)	(31)	(27)	(1)	(11)	(26)	(8)	(28)	(27)
Cost of insurance and administrative charges	(117)	(330)	(315)	(13)	(134)	(575)	(192)	(409)	(305)
Surrenders	(170)	(81)	(146)	—	(9)	(580)	(118)	(375)	(379)
Death benefits	(26)	—	(25)	(1)	—	(16)	(29)	(98)	(231)
Net policy loan repayments (withdrawals)	(14)	(4)	(50)	—	(4)	105	(39)	(120)	(37)
Transfer (to) from other portfolios	415	3,336	1,506	152	1,840	376	(130)	(447)	(111)
Net increase (decrease) in net assets resulting from variable life policy transactions	264	3,695	1,762	177	2,017	142	(252)	(920)	(722)
Total increase (decrease) in net assets	654	4,035	2,533	149	2,024	142	(30)	596	201
Net Assets
Beginning of period	3,178	4,790	6,384	208	1,413	6,945	4,065	10,365	9,023
End of period	$3,832	$8,825	$8,917	$357	$3,437	$7,087	$4,035	$10,961	$9,224

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Oppenheimer Variable Account Funds		Invesco Variable Insurance Funds
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Invesco VI American Franchise I	Invesco VI Comstock I	Invesco VI Growth & Income I	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II
From Operations
Net investment income (loss)	$516	$189	$2	$479	$496	$—	$310	$4	$—
Net realized gain (loss) on investments	4	777	99	89	3,248	2	961	148	23
Net unrealized appreciation (depreciation) on investments	(180)	(574)	300	2,626	(1,060)	217	366	(5)	—
Net increase (decrease) in net assets resulting from operations	340	392	401	3,194	2,684	219	1,637	147	23
From Variable Life Policy Transactions
Policy owners' net payments	845	1,275	259	1,874	1,563	212	1,140	192	22
Mortality and expense risk charges	(51)	(74)	(11)	(184)	(119)	(13)	(117)	(8)	(2)
Cost of insurance and administrative charges	(519)	(620)	(169)	(1,205)	(921)	(104)	(673)	(78)	(15)
Surrenders	(582)	(423)	(202)	(980)	(679)	(91)	(396)	(11)	(7)
Death benefits	(198)	(119)	—	(355)	(407)	—	(162)	(5)	—
Net policy loan repayments (withdrawals)	(94)	(148)	4	(235)	(156)	(21)	(198)	(3)	—
Transfer (to) from other portfolios	491	98	(83)	356	937	93	739	761	84
Net increase (decrease) in net assets resulting from variable life policy transactions	(108)	(11)	(202)	(729)	218	76	333	848	82
Total increase (decrease) in net assets	232	381	199	2,465	2,902	295	1,970	995	105
Net Assets
Beginning of period	11,876	16,885	4,841	34,291	25,995	2,744	18,425	1,111	318
End of period	$12,108	$17,266	$5,040	$36,756	$28,897	$3,039	$20,395	$2,106	$423

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Invesco Variable Insurance Funds				The Universal Institutional Funds, Inc.	Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income VC	Lord Abbett Bond Debenture VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Growth Opportunities VC
From Operations
Net investment income (loss)	$141	$50	$6	$—	$4	$122	$802	$73	$—
Net realized gain (loss) on investments	1	1	—	64	11	172	449	162	753
Net unrealized appreciation (depreciation) on investments	37	(78)	33	(33)	65	995	(569)	1,570	(542)
Net increase (decrease) in net assets resulting from operations	179	(27)	39	31	80	1,289	682	1,805	211
From Variable Life Policy Transactions
Policy owners' net payments	337	427	48	106	35	661	822	854	184
Mortality and expense risk charges	(33)	(14)	(2)	(3)	(2)	(89)	(82)	(93)	(23)
Cost of insurance and administrative charges	(199)	(155)	(16)	(38)	(18)	(561)	(571)	(578)	(127)
Surrenders	(125)	(46)	—	(3)	(22)	(614)	(495)	(589)	(156)
Death benefits	(79)	(3)	—	—	(3)	(325)	(293)	(208)	(18)
Net policy loan repayments (withdrawals)	(16)	(21)	—	(2)	—	(48)	(90)	(65)	(36)
Transfer (to) from other portfolios	209	1,478	161	421	(30)	(285)	1,386	(57)	(14)
Net increase (decrease) in net assets resulting from variable life policy transactions	94	1,666	191	481	(40)	(1,261)	677	(736)	(190)
Total increase (decrease) in net assets	273	1,639	230	512	40	28	1,359	1,069	21
Net Assets
Beginning of period	4,473	2,385	194	345	569	17,712	15,465	16,015	3,564
End of period	$4,746	$4,024	$424	$857	$609	$17,740	$16,824	$17,084	$3,585

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Lord Abbett Series Fund, Inc.				Fidelity Variable Insurance Products
	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett International Opportunities VC	Lord Abbett Classic Stock VC	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
From Operations
Net investment income (loss)	$170	$16	$5	$11	$132	$2	$180	$16	$65	$64
Net realized gain (loss) on investments	1,356	162	82	431	10	26	491	214	53	4
Net unrealized appreciation (depreciation) on investments	(434)	(249)	(30)	(286)	824	145	1,634	353	86	83
Net increase (decrease) in net assets resulting from operations	1,092	(71)	57	156	966	173	2,305	583	204	151
From Variable Life Policy Transactions
Policy owners' net payments	438	85	54	194	595	86	1,313	911	140	154
Mortality and expense risk charges	(68)	(4)	(2)	(7)	(31)	(8)	(116)	(46)	(16)	(15)
Cost of insurance and administrative charges	(335)	(37)	(29)	(76)	(316)	(77)	(726)	(370)	(107)	(108)
Surrenders	(327)	(49)	(11)	(20)	(240)	(35)	(685)	(314)	(115)	(114)
Death benefits	(197)	—	(4)	(2)	(64)	—	(186)	(79)	(86)	(1)
Net policy loan repayments (withdrawals)	(40)	(2)	(4)	2	(89)	(1)	(186)	(63)	(17)	(4)
Transfer (to) from other portfolios	(56)	157	46	441	1,193	(1)	195	1,142	15	326
Net increase (decrease) in net assets resulting from variable life policy transactions	(585)	150	50	532	1,048	(36)	(391)	1,181	(186)	238
Total increase (decrease) in net assets	507	79	107	688	2,014	137	1,914	1,764	18	389
Net Assets
Beginning of period	9,706	1,074	597	1,833	6,546	1,586	19,599	8,615	2,368	2,581
End of period	$10,213	$1,153	$704	$2,521	$8,560	$1,723	$21,513	$10,379	$2,386	$2,970

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Fidelity Variable Insurance Products		Franklin Templeton Variable Insurance Products Trust
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Growth VIP CL 2
From Operations
Net investment income (loss)	$6	$10	$—	$831	$164	$—	$12	$171	$182
Net realized gain (loss) on investments	6	10	377	2	242	615	148	—	1
Net unrealized appreciation (depreciation) on investments	5	7	(201)	(102)	681	(381)	(135)	42	(576)
Net increase (decrease) in net assets resulting from operations	17	27	176	731	1,087	234	25	213	(393)
From Variable Life Policy Transactions
Policy owners' net payments	16	20	187	955	907	238	186	553	1,113
Mortality and expense risk charges	(3)	(3)	(10)	(101)	(59)	(17)	(6)	(32)	(81)
Cost of insurance and administrative charges	(10)	(16)	(90)	(620)	(469)	(120)	(73)	(280)	(529)
Surrenders	—	(1)	(45)	(333)	(263)	(192)	(24)	(169)	(207)
Death benefits	—	—	(7)	(125)	(15)	—	(25)	(23)	(84)
Net policy loan repayments (withdrawals)	—	(10)	(20)	(70)	(49)	(10)	(13)	(32)	(54)
Transfer (to) from other portfolios	29	43	383	567	1,180	214	297	1,686	601
Net increase (decrease) in net assets resulting from variable life policy transactions	32	33	398	273	1,232	113	342	1,703	759
Total increase (decrease) in net assets	49	60	574	1,004	2,319	347	367	1,916	366
Net Assets
Beginning of period	352	565	2,351	15,588	11,403	3,077	1,863	5,641	13,083
End of period	$401	$625	$2,925	$16,592	$13,722	$3,424	$2,230	$7,557	$13,449

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust				Legg Mason Partners Variable Equity Trust		PIMCO Variable Insurance Trust
	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Developing Markets VIP CL 2	Franklin Mutual Shares VIP CL 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
From Operations
Net investment income (loss)	$152	$367	$2	$585	$1	$—	$3	$9	$26
Net realized gain (loss) on investments	—	(1)	—	163	56	66	(12)	—	—
Net unrealized appreciation (depreciation) on investments	(1,109)	(249)	(15)	1,196	(7)	(38)	41	(2)	23
Net increase (decrease) in net assets resulting from operations	(957)	117	(13)	1,944	50	28	32	7	49
From Variable Life Policy Transactions
Policy owners' net payments	628	514	24	2,258	78	72	8	57	149
Mortality and expense risk charges	(43)	(36)	(1)	(156)	(2)	(2)	—	(4)	(7)
Cost of insurance and administrative charges	(295)	(269)	(9)	(1,106)	(24)	(13)	(7)	(31)	(72)
Surrenders	(146)	(143)	—	(620)	(1)	(1)	—	(11)	(20)
Death benefits	(17)	(16)	(4)	(117)	—	(5)	—	—	—
Net policy loan repayments (withdrawals)	(45)	(19)	—	(142)	—	(13)	—	(1)	(5)
Transfer (to) from other portfolios	526	1,275	132	1,374	174	222	(73)	124	403
Net increase (decrease) in net assets resulting from variable life policy transactions	608	1,306	142	1,491	225	260	(72)	134	448
Total increase (decrease) in net assets	(349)	1,423	129	3,435	275	288	(40)	141	497
Net Assets
Beginning of period	8,089	6,516	74	26,465	525	377	196	848	1,780
End of period	$7,740	$7,939	$203	$29,900	$800	$665	$156	$989	$2,277

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$4	$200	$8	$—	$—
Net realized gain (loss) on investments	2	—	—	57	233
Net unrealized appreciation (depreciation) on investments	(1)	166	(10)	(79)	(168)
Net increase (decrease) in net assets resulting from operations	5	366	(2)	(22)	65
From Variable Life Policy Transactions
Policy owners' net payments	42	923	5	50	214
Mortality and expense risk charges	(5)	(35)	(1)	(2)	(5)
Cost of insurance and administrative charges	(26)	(379)	(6)	(19)	(68)
Surrenders	(747)	(103)	—	(3)	(10)
Death benefits	—	(69)	—	—	(3)
Net policy loan repayments (withdrawals)	8	(80)	—	—	(5)
Transfer (to) from other portfolios	852	1,515	66	106	206
Net increase (decrease) in net assets resulting from variable life policy transactions	124	1,772	64	132	329
Total increase (decrease) in net assets	129	2,138	62	110	394
Net Assets
Beginning of period	377	7,972	108	596	1,616
End of period	$506	$10,110	$170	$706	$2,010

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2013
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC
From Operations
Net investment income (loss)	$154	$131	$104	$65	$40	$23	$3	$20	$20	$3
Net realized gain (loss) on investments	1,454	(219)	207	869	423	234	72	268	1	48
Net unrealized appreciation (depreciation) on investments	1,939	1,606	2,581	1,014	2,270	511	408	290	233	55
Net increase (decrease) in net assets resulting from operations	3,547	1,518	2,892	1,948	2,733	768	483	578	254	106
From Variable Life Policy Transactions
Policy owners' net payments	694	453	452	387	591	131	227	179	119	35
Mortality and expense risk charges	(77)	(36)	(30)	(33)	(42)	(20)	(7)	(9)	(4)	(2)
Cost of insurance and administrative charges	(521)	(341)	(388)	(287)	(452)	(110)	(84)	(81)	(58)	(21)
Surrenders	(462)	(448)	(513)	(251)	(606)	(104)	(40)	(26)	(29)	(4)
Death benefits	(119)	(20)	(112)	(24)	(84)	(46)	—	(83)	—	—
Net policy loan repayments (withdrawals)	(57)	(53)	(54)	(42)	(24)	(19)	(28)	(13)	(11)	(7)
Transfer (to) from other portfolios	(550)	(108)	(147)	(158)	(153)	(80)	18	(74)	49	(10)
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,092)	(553)	(792)	(408)	(770)	(248)	86	(107)	66	(9)
Total increase (decrease) in net assets	2,455	965	2,100	1,540	1,963	520	569	471	320	97
Net Assets
Beginning of period	11,124	6,612	8,047	5,630	8,803	2,446	1,477	1,779	1,033	298
End of period	$13,579	$7,577	$10,147	$7,170	$10,766	$2,966	$2,046	$2,250	$1,353	$395

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Goldman Sachs Variable Insurance Trust			Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
From Operations
Net investment income (loss)	$1	$—	$6	$1	$16	$24	$70	$295	$—	$100
Net realized gain (loss) on investments	1	84	82	6	53	65	4	27	39	80
Net unrealized appreciation (depreciation) on investments	35	224	139	3	1,971	1,910	1,661	2,524	1,367	587
Net increase (decrease) in net assets resulting from operations	37	308	227	10	2,040	1,999	1,735	2,846	1,406	767
From Variable Life Policy Transactions
Policy owners' net payments	6	148	70	—	549	608	360	922	322	320
Mortality and expense risk charges	(1)	(3)	(1)	—	(19)	(18)	(18)	(100)	(12)	(20)
Cost of insurance and administrative charges	(3)	(54)	(32)	(2)	(321)	(372)	(276)	(669)	(170)	(197)
Surrenders	—	(8)	—	—	(230)	(419)	(289)	(540)	(132)	(104)
Death benefits	—	—	—	—	(19)	(14)	(37)	(217)	(5)	(13)
Net policy loan repayments (withdrawals)	—	(9)	(1)	—	(48)	(19)	30	(87)	(37)	(19)
Transfer (to) from other portfolios	(4)	107	232	—	708	—	575	422	275	262
Net increase (decrease) in net assets resulting from variable life policy transactions	(2)	181	268	(2)	620	(234)	345	(269)	241	229
Total increase (decrease) in net assets	35	489	495	8	2,660	1,765	2,080	2,577	1,647	996
Net Assets
Beginning of period	98	880	594	62	5,217	6,269	5,273	15,089	3,286	3,630
End of period	$133	$1,369	$1,089	$70	$7,877	$8,034	$7,353	$17,666	$4,933	$4,626

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II		Oppenheimer Variable Account Funds
	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Net investment income (loss)	$17	$42	$52	$2	$12	$1	$—	$90	$89
Net realized gain (loss) on investments	90	17	16	—	—	—	(13)	101	168
Net unrealized appreciation (depreciation) on investments	625	(88)	1,373	(1)	146	—	1,121	2,214	1,987
Net increase (decrease) in net assets resulting from operations	732	(29)	1,441	1	158	1	1,108	2,405	2,244
From Variable Life Policy Transactions
Policy owners' net payments	191	402	620	12	104	996	252	585	396
Mortality and expense risk charges	(8)	(15)	(17)	(1)	(3)	(28)	(9)	(29)	(30)
Cost of insurance and administrative charges	(112)	(177)	(234)	(5)	(51)	(562)	(193)	(400)	(311)
Surrenders	(121)	(25)	(61)	—	(3)	(1,333)	(161)	(597)	(480)
Death benefits	—	—	—	—	—	(2)	(9)	(7)	(150)
Net policy loan repayments (withdrawals)	(17)	(22)	(30)	—	—	(50)	(43)	(25)	(43)
Transfer (to) from other portfolios	112	2,277	1,196	175	1,053	1,904	(14)	160	137
Net increase (decrease) in net assets resulting from variable life policy transactions	45	2,440	1,474	181	1,100	925	(177)	(313)	(481)
Total increase (decrease) in net assets	777	2,411	2,915	182	1,258	926	931	2,092	1,763
Net Assets
Beginning of period	2,401	2,379	3,469	26	155	6,019	3,134	8,273	7,260
End of period	$3,178	$4,790	$6,384	$208	$1,413	$6,945	$4,065	$10,365	$9,023

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Oppenheimer Variable Account Funds		Invesco Variable Insurance Funds
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Invesco VI American Franchise	Invesco VI Comstock	Invesco VI Growth & Income	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II
From Operations
Net investment income (loss)	$585	$206	$18	$514	$349	$5	$251	$5	$5
Net realized gain (loss) on investments	7	13	60	324	252	4	26	—	10
Net unrealized appreciation (depreciation) on investments	(607)	3,388	1,340	8,496	6,045	711	3,352	166	(10)
Net increase (decrease) in net assets resulting from operations	(15)	3,607	1,418	9,334	6,646	720	3,629	171	5
From Variable Life Policy Transactions
Policy owners' net payments	901	1,328	264	1,911	1,415	205	1,059	70	71
Mortality and expense risk charges	(54)	(72)	(14)	(187)	(118)	(12)	(117)	(3)	(2)
Cost of insurance and administrative charges	(547)	(643)	(169)	(1,248)	(888)	(98)	(672)	(34)	(13)
Surrenders	(829)	(469)	(119)	(1,093)	(877)	(76)	(488)	(16)	(50)
Death benefits	(244)	(62)	(12)	(215)	(196)	(8)	(100)	—	—
Net policy loan repayments (withdrawals)	(59)	(43)	(81)	(159)	(28)	(13)	(80)	(2)	(1)
Transfer (to) from other portfolios	980	(32)	(28)	(868)	624	92	592	642	(16)
Net increase (decrease) in net assets resulting from variable life policy transactions	148	7	(159)	(1,859)	(68)	90	194	657	(11)
Total increase (decrease) in net assets	133	3,614	1,259	7,475	6,578	810	3,823	828	(6)
Net Assets
Beginning of period	11,743	13,271	3,582	26,816	19,417	1,934	14,602	283	324
End of period	$11,876	$16,885	$4,841	$34,291	$25,995	$2,744	$18,425	$1,111	$318
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Invesco Variable Insurance Funds				The Universal Institutional Funds, Inc.	Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities
From Operations
Net investment income (loss)	$145	$20	$6	$—	$19	$93	$762	$62	$—
Net realized gain (loss) on investments	(1)	—	—	2	4	71	307	69	606
Net unrealized appreciation (depreciation) on investments	(270)	282	(7)	44	(4)	4,802	93	3,734	411
Net increase (decrease) in net assets resulting from operations	(126)	302	(1)	46	19	4,966	1,162	3,865	1,017
From Variable Life Policy Transactions
Policy owners' net payments	343	212	13	31	57	732	792	871	192
Mortality and expense risk charges	(32)	(8)	—	—	(2)	(106)	(87)	(100)	(24)
Cost of insurance and administrative charges	(207)	(75)	(6)	(13)	(19)	(606)	(564)	(609)	(129)
Surrenders	(93)	(19)	—	(1)	(2)	(681)	(563)	(541)	(61)
Death benefits	(78)	(4)	—	—	(1)	(198)	(212)	(150)	(47)
Net policy loan repayments (withdrawals)	(48)	(3)	—	—	(2)	(72)	(41)	(59)	(5)
Transfer (to) from other portfolios	506	1,009	176	254	28	(839)	718	(438)	(251)
Net increase (decrease) in net assets resulting from variable life policy transactions	391	1,112	183	271	59	(1,770)	43	(1,026)	(325)
Total increase (decrease) in net assets	265	1,414	182	317	78	3,196	1,205	2,839	692
Net Assets
Beginning of period	4,208	971	12	28	491	14,516	14,260	13,176	2,872
End of period	$4,473	$2,385	$194	$345	$569	$17,712	$15,465	$16,015	$3,564

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Lord Abbett Series Fund, Inc.				Fidelity Variable Insurance Products
	Lord Abbett Calibrated Dividend Growth	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
From Operations
Net investment income (loss)	$150	$18	$5	$4	$106	$3	$174	$32	$53	$60
Net realized gain (loss) on investments	1,047	91	59	210	58	44	20	976	177	32
Net unrealized appreciation (depreciation) on investments	1,009	146	71	202	1,309	395	4,439	1,125	320	(140)
Net increase (decrease) in net assets resulting from operations	2,206	255	135	416	1,473	442	4,633	2,133	550	(48)
From Variable Life Policy Transactions
Policy owners' net payments	457	78	40	148	456	82	1,312	712	141	166
Mortality and expense risk charges	(72)	(4)	(2)	(4)	(29)	(9)	(108)	(38)	(15)	(15)
Cost of insurance and administrative charges	(357)	(37)	(26)	(56)	(272)	(75)	(706)	(308)	(120)	(119)
Surrenders	(328)	(62)	(8)	(15)	(190)	(65)	(484)	(138)	(41)	(85)
Death benefits	(263)	(5)	—	—	(2)	(56)	(40)	(4)	(113)	(3)
Net policy loan repayments (withdrawals)	(14)	(3)	—	(6)	(16)	(42)	(22)	(14)	(25)	(6)
Transfer (to) from other portfolios	(42)	89	30	333	646	28	331	803	(54)	220
Net increase (decrease) in net assets resulting from variable life policy transactions	(619)	56	34	400	593	(137)	283	1,013	(227)	158
Total increase (decrease) in net assets	1,587	311	169	816	2,066	305	4,916	3,146	323	110
Net Assets
Beginning of period	8,119	763	428	1,017	4,480	1,281	14,683	5,469	2,045	2,471
End of period	$9,706	$1,074	$597	$1,833	$6,546	$1,586	$19,599	$8,615	$2,368	$2,581

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Fidelity Variable Insurance Products		Franklin Templeton Variable Insurance Products Trust
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
From Operations
Net investment income (loss)	$6	$9	$—	$863	$146	$—	$20	$139	$299
Net realized gain (loss) on investments	5	7	7	3	1	191	28	(1)	13
Net unrealized appreciation (depreciation) on investments	31	59	611	946	2,267	670	421	(246)	2,724
Net increase (decrease) in net assets resulting from operations	42	75	618	1,812	2,414	861	469	(108)	3,036
From Variable Life Policy Transactions
Policy owners' net payments	15	20	192	941	826	235	187	485	1,108
Mortality and expense risk charges	(2)	(2)	(9)	(89)	(48)	(16)	(4)	(23)	(70)
Cost of insurance and administrative charges	(10)	(15)	(81)	(591)	(413)	(114)	(67)	(233)	(528)
Surrenders	—	(10)	(14)	(258)	(162)	(82)	(15)	(296)	(149)
Death benefits	—	—	—	(15)	(13)	—	—	(2)	(33)
Net policy loan repayments (withdrawals)	—	—	(12)	(58)	(63)	(30)	(12)	(15)	(76)
Transfer (to) from other portfolios	4	23	126	1,358	1,270	1	121	1,322	105
Net increase (decrease) in net assets resulting from variable life policy transactions	7	16	202	1,288	1,397	(6)	210	1,238	357
Total increase (decrease) in net assets	49	91	820	3,100	3,811	855	679	1,130	3,393
Net Assets
Beginning of period	303	474	1,531	12,488	7,592	2,222	1,184	4,511	9,690
End of period	$352	$565	$2,351	$15,588	$11,403	$3,077	$1,863	$5,641	$13,083

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust				Legg Mason Partners Variable Equity Trust		PIMCO Variable Insurance Trust
	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2	Mutual Shares Securities	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
From Operations
Net investment income (loss)	$165	$282	$1	$493	$—	$—	$4	$9	$30
Net realized gain (loss) on investments	10	67	—	2	33	25	7	—	13
Net unrealized appreciation (depreciation) on investments	1,314	(256)	(1)	5,134	76	66	(40)	(10)	(197)
Net increase (decrease) in net assets resulting from operations	1,489	93	—	5,629	109	91	(29)	(1)	(154)
From Variable Life Policy Transactions
Policy owners' net payments	651	464	9	2,148	40	30	27	121	151
Mortality and expense risk charges	(40)	(30)	—	(132)	(1)	(1)	—	(2)	(5)
Cost of insurance and administrative charges	(299)	(236)	(3)	(1,045)	(13)	(7)	(8)	(25)	(65)
Surrenders	(82)	(79)	—	(253)	(1)	(1)	(4)	(1)	—
Death benefits	(13)	(4)	—	(176)	—	—	(11)	—	(19)
Net policy loan repayments (withdrawals)	(1)	(24)	—	(172)	(1)	—	(6)	—	(6)
Transfer (to) from other portfolios	231	852	54	1,080	202	147	(20)	241	531
Net increase (decrease) in net assets resulting from variable life policy transactions	447	943	60	1,450	226	168	(22)	334	587
Total increase (decrease) in net assets	1,936	1,036	60	7,079	335	259	(51)	333	433
Net Assets
Beginning of period	6,153	5,480	14	19,386	190	118	247	515	1,347
End of period	$8,089	$6,516	$74	$26,465	$525	$377	$196	$848	$1,780

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2013
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$2	$148	$4	$2	$14
Net realized gain (loss) on investments	—	67	—	18	82
Net unrealized appreciation (depreciation) on investments	(1)	(362)	(4)	78	266
Net increase (decrease) in net assets resulting from operations	1	(147)	—	98	362
From Variable Life Policy Transactions
Policy owners' net payments	55	827	2	66	161
Mortality and expense risk charges	(1)	(27)	—	(2)	(3)
Cost of insurance and administrative charges	(12)	(326)	(3)	(17)	(51)
Surrenders	(1)	(101)	—	—	(2)
Death benefits	—	(5)	—	—	(1)
Net policy loan repayments (withdrawals)	(7)	(25)	—	2	(1)
Transfer (to) from other portfolios	60	1,839	106	37	303
Net increase (decrease) in net assets resulting from variable life policy transactions	94	2,182	105	86	406
Total increase (decrease) in net assets	95	2,035	105	184	768
Net Assets
Beginning of period	282	5,937	3	412	848
End of period	$377	$7,972	$108	$596	$1,616

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.  ORGANIZATION

The Protective Variable Life Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on June 19, 1996. Protective Life is a wholly owned subsidiary of Protective Life Corporation ("PLC"). On February 1, 2015, PLC and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan. The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies ("Policies") issued by Protective Life. The following is a list of each variable life product funded by the Separate Account:

Premiere I	Survivor
Executive	Provider
Premiere II	Preserver
Premiere II (2003)	Protector
Transitions	Premiere III
Single Premium Plus	Protective Investors Choice VUL

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Separate Account follows the accounting and reporting guidance in ASC Topic 946, "Financial Services — Investment Companies".

During the years ended December 31, 2014 and 2013, assets were invested in eighty subaccounts:

Subaccounts

Goldman Sachs Large Cap Value

Goldman Sachs Strategic International Equity

Goldman Sachs US Equity Insights(b)

Goldman Sachs Small Cap Equity Insights(b)

Goldman Sachs Strategic Growth

Goldman Sachs Mid Cap Value(a)

Goldman Sachs Strategic Growth SC

Goldman Sachs Large Cap Value Fund SC(a)

Goldman Sachs Strategic International Equity SC

Goldman Sachs Small Cap Equity Insights SC(b)

Goldman Sachs US Equity Insights SC(b)

Goldman Sachs VIT Growth Opportunities SC

Goldman Sachs Mid Cap Value SC

Calvert VP SRI Balanced(a)

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Investors Growth Stock IC

MFS VIT Research Bond SC

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC

MFS VIT II International Value SC

Oppenheimer Money Fund/VA

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Fund/VA

Invesco VI American Franchise I

Invesco VI Comstock I

Invesco VI Growth & Income I

Invesco VI Mid-Cap Growth II

Invesco VI Equity and Income II

Invesco VI American Value II

Invesco VI Balanced Risk Allocation II(a)

Invesco VI Government Securities II

Invesco VI International Growth II

Invesco VI Global Real Estate II

Invesco VI Small Cap Equity II

UIF Global Real Estate II(a)

Lord Abbett Growth & Income VC(a)

Lord Abbett Bond Debenture VC

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.  ORGANIZATION — (Continued)

Subaccounts — continued

Lord Abbett Mid Cap Stock VC

Lord Abbett Growth Opportunities VC

Lord Abbett Calibrated Dividend Growth VC

Lord Abbett International Opportunities VC(a)

Lord Abbett Classic Stock VC

Lord Abbett Series Fundamental Equity VC

Fidelity Index 500 Portfolio SC

Fidelity Growth Portfolio SC

Fidelity Contrafund Portfolio SC

Fidelity Mid Cap SC

Fidelity Equity Income SC

Fidelity Investment Grade Bonds SC

Fidelity Freedom Fund — 2015 Maturity SC

Fidelity Freedom Fund — 2020 Maturity SC

Franklin Flex Cap Growth VIP CL 2(b)

Franklin Income VIP CL 2(b)

Franklin Rising Dividend VIP CL 2(b)

Franklin Small-Mid Cap Growth VIP CL 2(b)

Franklin Small Cap Value VIP CL 2(b)

Franklin US Government Securities VIP CL 2(b)

Templeton Growth VIP CL 2(b)

Templeton Foreign VIP CL 2(b)

Templeton Global Bond VIP Fund CL 2(b)

Templeton Developing Markets VIP CL 2(b)

Franklin Mutual Shares VIP CL 2(b)

ClearBridge Variable Mid Cap Core II

ClearBridge Variable Small Cap Growth II

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

PIMCO VIT All Asset Advisor

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(a)  Not available for new policies.

(b)  Subaccount name changed. See below.

Subaccount Name Changes in 2014

Old Subaccount Name	New Subaccount Name
Goldman Sachs Structured US Equity	Goldman Sachs US Equity Insights
Goldman Sachs Structured Small Cap Equity	Goldman Sachs Small Cap Equity Insights
Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Small Cap Equity Insights SC
Goldman Sachs Structured US Equity SC	Goldman Sachs US Equity Insights SC
Franklin Flex Cap Growth Securities	Franklin Flex Cap Growth VIP CL 2
Franklin Income Securities	Franklin Income VIP CL 2
Franklin Rising Dividend Securities	Franklin Rising Dividend VIP CL 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth VIP CL 2
Franklin Small Cap Value Securities CL 2	Franklin Small Cap Value VIP CL 2
Franklin US Government Fund	Franklin US Government Securities VIP CL 2
Templeton Growth Securities	Templeton Growth VIP CL 2
Templeton Foreign Securities	Templeton Foreign VIP CL 2
Templeton Global Bond Securities Fund II	Templeton Global Bond VIP Fund CL 2
Templeton Developing Markets Sec CL 2	Templeton Developing Markets VIP CL 2
Franklin Mutual Shares Securities	Franklin Mutual Shares VIP CL 2

Gross premiums from the Policies are allocated to the subaccounts in accordance with policy owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay policy values under the Policies. The Separate Account's assets are the property of Protective Life and are segregated from Protective Life's other assets.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.  ORGANIZATION — (Continued)

Policy owners may allocate some or all of the applicable gross premiums or transfer some or all of the policy value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2014 was approximately $30.4 million.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios ("Funds"), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses on Investments

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner's interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the policies, Protective Life has the right to charge the Separate Account

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2014. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the policies.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statement of assets and liabilities and the amounts reported in the statements of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2014 and 2013 were as follows:

(in thousands)	2014			2013
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value	11	(42)	(31)	7	(50)	(43)
Goldman Sachs Strategic International Equity	12	(24)	(12)	7	(35)	(28)
Goldman Sachs US Equity Insights	4	(28)	(24)	4	(30)	(26)
Goldman Sachs Small Cap Equity Insights	6	(11)	(5)	3	(13)	(10)
Goldman Sachs Strategic Growth	5	(26)	(21)	6	(29)	(23)
Goldman Sachs Mid Cap Value	4	(14)	(10)	4	(15)	(11)
Goldman Sachs Strategic Growth SC	18	(10)	8	16	(10)	6
Goldman Sachs Large Cap Value Fund SC	8	(11)	(3)	10	(18)	(8)
Goldman Sachs Strategic International Equity SC	20	(4)	16	18	(11)	7
Goldman Sachs Small Cap Equity Insights SC	2	(2)	—	3	(3)	—
Goldman Sachs US Equity Insights SC	—	—	—	—	—	—
Goldman Sachs VIT Growth Opportunities SC	9	(9)	—	15	(5)	10
Goldman Sachs Mid Cap Value SC	21	(5)	16	20	(1)	19
Calvert VP SRI Balanced	—	(1)	(1)	—	—	—
MFS Growth Series IC	37	(11)	26	36	(13)	23
MFS Research IC	17	(24)	(7)	18	(27)	(9)
MFS Investors Trust IC	40	(15)	25	32	(17)	15

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2014			2013
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS Total Return IC	28	(41)	(13)	32	(39)	(7)
MFS New Discovery IC	17	(13)	4	16	(9)	7
MFS Utilities IC	11	(10)	1	16	(10)	6
MFS Investors Growth Stock IC	41	(20)	21	23	(19)	4
MFS VIT Research Bond SC	307	(13)	294	211	(10)	201
MFS VIT Value SC	106	(12)	94	102	(9)	93
MFS VIT II Emerging Markets Equity SC	19	(1)	18	20	(1)	19
MFS VIT II International Value SC	148	(2)	146	92	(3)	89
Oppenheimer Money Fund/VA	1,650	(1,553)	97	2,216	(1,628)	588
Oppenheimer Discovery Mid Cap Growth Fund/VA	5	(15)	(10)	7	(14)	(7)
Oppenheimer Capital Appreciation Fund/VA	8	(37)	(29)	21	(33)	(12)
Oppenheimer Main Street Fund/VA	11	(36)	(25)	18	(40)	(22)
Oppenheimer Global Strategic Income Fund/VA	40	(43)	(3)	53	(49)	4
Oppenheimer Global Fund/VA	26	(26)	—	29	(29)	—
Invesco VI American Franchise I	19	(40)	(21)	16	(37)	(21)
Invesco VI Comstock I	46	(70)	(24)	26	(102)	(76)
Invesco VI Growth & Income I	57	(52)	5	69	(68)	1
Invesco VI Mid-Cap Growth II	25	(17)	8	30	(19)	11
Invesco VI Equity and Income II	44	(31)	13	54	(47)	7
Invesco VI American Value II	41	(1)	40	41	(5)	36
Invesco VI Balanced Risk Allocation II	9	(3)	6	8	(9)	(1)
Invesco VI Government Securities II	48	(39)	9	59	(27)	32
Invesco VI International Growth II	155	(19)	136	107	(5)	102
Invesco VI Global Real Estate II	16	(1)	15	16	—	16
Invesco VI Small Cap Equity II	37	(1)	36	22	—	22
UIF Global Real Estate II	11	(14)	(3)	11	(5)	6
Lord Abbett Growth & Income VC	13	(82)	(69)	12	(115)	(103)
Lord Abbett Bond Debenture VC	55	(34)	21	58	(53)	5
Lord Abbett Mid Cap Stock VC	18	(54)	(36)	16	(64)	(48)
Lord Abbett Growth Opportunities VC	7	(14)	(7)	7	(20)	(13)
Lord Abbett Calibrated Dividend Growth VC	10	(31)	(21)	13	(39)	(26)
Lord Abbett International Opportunities VC	16	(5)	11	23	(18)	5
Lord Abbett Classic Stock VC	6	(3)	3	8	(6)	2
Lord Abbett Series Fundamental Equity VC	33	(4)	29	32	(7)	25
Fidelity Index 500 Portfolio SC	116	(58)	58	63	(27)	36
Fidelity Growth Portfolio SC	9	(11)	(2)	9	(20)	(11)
Fidelity Contrafund Portfolio SC	56	(71)	(15)	60	(46)	14

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2014			2013
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity Mid Cap SC	59	(19)	40	50	(10)	40
Fidelity Equity Income SC	6	(15)	(9)	7	(21)	(14)
Fidelity Investment Grade Bonds SC	35	(20)	15	26	(15)	11
Fidelity Freedom Fund - 2015 Maturity SC	3	(1)	2	1	(1)	—
Fidelity Freedom Fund - 2020 Maturity SC	4	(2)	2	3	(2)	1
Franklin Flex Cap Growth VIP CL 2	35	(10)	25	21	(6)	15
Franklin Income VIP CL 2	63	(47)	16	116	(34)	82
Franklin Rising Dividend VIP CL 2	98	(27)	71	119	(28)	91
Franklin Small-Mid Cap Growth VIP CL 2	33	(27)	6	28	(27)	1
Franklin Small Cap Value VIP CL 2	23	(6)	17	20	(7)	13
Franklin US Government Securities VIP CL 2	151	(22)	129	137	(42)	95
Templeton Growth VIP CL 2	89	(36)	53	81	(53)	28
Templeton Foreign VIP CL 2	76	(35)	41	72	(38)	34
Templeton Global Bond VIP Fund CL 2	86	(15)	71	77	(24)	53
Templeton Developing Markets VIP CL 2	17	(2)	15	7	(1)	6
Franklin Mutual Shares VIP CL 2	162	(65)	97	166	(58)	108
ClearBridge Variable Mid Cap Core II	13	(2)	11	16	(2)	14
ClearBridge Variable Small Cap Growth II	15	(4)	11	11	(2)	9
PIMCO VIT Long-Term US Government Advisor	11	(17)	(6)	3	(5)	(2)
PIMCO VIT Low Duration Advisor	25	(13)	12	42	(12)	30
PIMCO VIT Real Return Advisor	46	(10)	36	59	(12)	47
PIMCO VIT Short-Term Advisor	87	(75)	12	14	(5)	9
PIMCO VIT Total Return Advisor	167	(23)	144	217	(38)	179
PIMCO VIT All Asset Advisor	6	—	6	10	—	10
Royce Capital Fund Micro-Cap SC	12	(3)	9	12	(6)	6
Royce Capital Fund Small-Cap SC	27	(8)	19	31	(5)	26

5.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2014 are as follows:

(in thousands)	2014
Subaccount	Purchases	Sales
Goldman Sachs Large Cap Value	$3,129	$1,276
Goldman Sachs Strategic International Equity	527	530
Goldman Sachs US Equity Insights	748	993
Goldman Sachs Small Cap Equity Insights	1,365	467
Goldman Sachs Strategic Growth	2,336	998
Goldman Sachs Mid Cap Value	630	359

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

5.  PURCHASES AND SALES OF INVESTMENTS — (Continued)

(in thousands)	2014
Subaccount	Purchases	Sales
Goldman Sachs Strategic Growth SC	$767	$169
Goldman Sachs Large Cap Value Fund SC	580	152
Goldman Sachs Strategic International Equity SC	263	39
Goldman Sachs Small Cap Equity Insights SC	96	37
Goldman Sachs US Equity Insights SC	11	8
Goldman Sachs VIT Growth Opportunities SC	464	169
Goldman Sachs Mid Cap Value SC	612	91
Calvert VP SRI Balanced	5	17
MFS Growth Series IC	1,815	356
MFS Research IC	1,175	672
MFS Investors Trust IC	1,781	407
MFS Total Return IC	1,692	1,275
MFS New Discovery IC	1,592	497
MFS Utilities IC	779	455
MFS Investors Growth Stock IC	730	246
MFS VIT Research Bond SC	4,061	165
MFS VIT Value SC	2,340	229
MFS VIT II Emerging Markets Equity SC	186	9
MFS VIT II International Value SC	2,083	16
Oppenheimer Money Fund/VA	2,596	2,444
Oppenheimer Discovery Mid Cap Growth Fund/VA	133	382
Oppenheimer Capital Appreciation Fund/VA	558	1,149
Oppenheimer Main Street Fund/VA	537	944
Oppenheimer Global Strategic Income Fund/VA	1,613	1,169
Oppenheimer Global Fund/VA	1,947	998
Invesco VI American Franchise I	184	383
Invesco VI Comstock I	1,858	2,126
Invesco VI Growth & Income I	5,214	1,357
Invesco VI Mid-Cap Growth II	255	178
Invesco VI Equity and Income II	2,371	782
Invesco VI American Value II	1,020	22
Invesco VI Balanced Risk Allocation II	157	51
Invesco VI Government Securities II	660	430
Invesco VI International Growth II	1,941	226
Invesco VI Global Real Estate II	211	15
Invesco VI Small Cap Equity II	554	8
UIF Global Real Estate II	150	185
Lord Abbett Growth & Income VC	373	1,603
Lord Abbett Bond Debenture VC	2,662	871
Lord Abbett Mid Cap Stock VC	485	1,240
Lord Abbett Growth Opportunities VC	941	393
Lord Abbett Calibrated Dividend Growth VC	1,763	870

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

5.  PURCHASES AND SALES OF INVESTMENTS — (Continued)

(in thousands)	2014
Subaccount	Purchases	Sales
Lord Abbett International Opportunities VC	$397	$69
Lord Abbett Classic Stock VC	177	41
Lord Abbett Series Fundamental Equity VC	1,047	75
Fidelity Index 500 Portfolio SC	2,311	1,100
Fidelity Growth Portfolio SC	141	175
Fidelity Contrafund Portfolio SC	2,048	1,851
Fidelity Mid Cap SC	1,982	579
Fidelity Equity Income SC	222	309
Fidelity Investment Grade Bonds SC	625	322
Fidelity Freedom Fund - 2015 Maturity SC	58	13
Fidelity Freedom Fund - 2020 Maturity SC	75	21
Franklin Flex Cap Growth VIP CL 2	950	177
Franklin Income VIP CL 2	1,929	827
Franklin Rising Dividend VIP CL 2	2,114	475
Franklin Small-Mid Cap Growth VIP CL 2	1,198	468
Franklin Small Cap Value VIP CL 2	615	112
Franklin US Government Securities VIP CL 2	2,166	295
Templeton Growth VIP CL 2	1,452	517
Templeton Foreign VIP CL 2	1,274	515
Templeton Global Bond VIP Fund CL 2	1,952	277
Templeton Developing Markets VIP CL 2	166	22
Franklin Mutual Shares VIP CL 2	3,230	1,012
ClearBridge Variable Mid Cap Core II	322	40
ClearBridge Variable Small Cap Growth II	400	73
PIMCO VIT Long-Term US Government Advisor	152	221
PIMCO VIT Low Duration Advisor	293	149
PIMCO VIT Real Return Advisor	607	132
PIMCO VIT Short-Term Advisor	932	803
PIMCO VIT Total Return Advisor	2,260	288
PIMCO VIT All Asset Advisor	77	5
Royce Capital Fund Micro-Cap SC	240	52
Royce Capital Fund Small-Cap SC	713	150

6.  FINANCIAL HIGHLIGHTS

Protective Life sells a number of variable life products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the policy owner's account. These expenses, primarily mortality, expense and administrative charges, are variable in nature and are assessed as a direct reduction in units versus as a reduction in unit value. As such charges are assessed as a reduction in units, there would not be a range of unit values or total return ratios.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

The following tables disclose the units, unit fair value, net assets, investment income ratio and total return ratio for each applicable subaccount for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 respectively.

	As of December 31, 2014			For the Year Ended December 31, 2014
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	443	$32.42	$14,320	1.41%	12.94%
Goldman Sachs Strategic International Equity	339	$20.02	$6,777	3.66%	–7.54%
Goldman Sachs US Equity Insights	276	$39.48	$10,823	1.41%	16.37%
Goldman Sachs Small Cap Equity Insights	154	$48.52	$7,459	0.79%	6.93%
Goldman Sachs Strategic Growth	264	$43.13	$11,351	0.38%	13.64%
Goldman Sachs Mid Cap Value	107	$28.75	$3,087	1.00%	13.57%
Goldman Sachs Strategic Growth SC	136	$18.21	$2,469	0.13%	13.38%
Goldman Sachs Large Cap Value Fund SC	166	$15.02	$2,486	1.14%	12.61%
Goldman Sachs Strategic International Equity SC	139	$10.16	$1,411	3.62%	–7.70%
Goldman Sachs Small Cap Equity Insights SC	22	$19.60	$422	0.54%	6.69%
Goldman Sachs US Equity Insights SC	8	$17.76	$149	1.20%	16.18%
Goldman Sachs VIT Growth Opportunities SC	70	$21.94	$1,531	0.00%	11.10%
Goldman Sachs Mid Cap Value SC	82	$18.51	$1,520	0.87%	13.29%
Calvert VP SRI Balanced	2	$25.52	$59	1.50%	9.60%
MFS Growth Series IC	271	$35.02	$9,491	0.11%	8.94%
MFS Research IC	284	$30.46	$8,646	0.84%	10.20%
MFS Investors Trust IC	304	$29.20	$8,856	0.96%	11.01%
MFS Total Return IC	576	$32.79	$18,846	1.87%	8.50%
MFS New Discovery IC	126	$37.48	$4,725	0.00%	–7.26%
MFS Utilities IC	118	$44.57	$5,250	2.09%	12.73%
MFS Investors Growth Stock IC	279	$13.73	$3,832	0.54%	11.45%
MFS VIT Research Bond SC	689	$12.81	$8,825	2.94%	5.62%
MFS VIT Value SC	444	$20.06	$8,917	1.40%	10.20%
MFS VIT II Emerging Markets Equity SC	40	$8.93	$357	0.47%	–6.99%
MFS VIT II International Value SC	251	$13.72	$3,437	2.05%	1.13%
Oppenheimer Money Fund/VA	4,511	$1.57	$7,087	0.01%	0.00%
Oppenheimer Discovery Mid Cap Growth Fund/VA	149	$27.12	$4,035	0.00%	5.78%
Oppenheimer Capital Appreciation Fund/VA	328	$33.46	$10,961	0.45%	15.41%
Oppenheimer Main Street Fund/VA	333	$27.86	$9,224	0.83%	10.70%
Oppenheimer Global Strategic Income Fund/VA	445	$27.27	$12,108	4.25%	2.84%
Oppenheimer Global Fund/VA	458	$37.72	$17,266	1.10%	2.29%
Invesco VI American Franchise I	507	$9.93	$5,040	0.04%	8.44%
Invesco VI Comstock I	1,158	$31.76	$36,756	1.35%	9.39%
Invesco VI Growth & Income I	1,053	$27.50	$28,897	1.82%	10.28%
Invesco VI Mid-Cap Growth II	280	$10.84	$3,039	0.00%	7.69%
Invesco VI Equity and Income II	781	$26.11	$20,395	1.60%	8.77%
Invesco VI American Value II	95	$22.09	$2,106	0.23%	9.48%
Invesco VI Balanced Risk Allocation II	29	$14.68	$423	0.00%	5.71%
Invesco VI Government Securities II	428	$11.12	$4,746	2.94%	3.88%
Invesco VI International Growth II	334	$12.06	$4,024	1.59%	0.09%
Invesco VI Global Real Estate II	32	$13.31	$424	1.67%	14.34%
Invesco VI Small Cap Equity II	61	$14.16	$857	0.00%	2.09%
UIF Global Real Estate II	44	$13.86	$609	0.75%	13.85%
Lord Abbett Growth & Income VC	859	$20.68	$17,740	0.70%	7.65%
Lord Abbett Bond Debenture VC	654	$25.73	$16,824	4.89%	4.35%
Lord Abbett Mid Cap Stock VC	692	$24.71	$17,084	0.45%	11.53%
Lord Abbett Growth Opportunities VC	119	$30.03	$3,585	0.00%	6.07%
Lord Abbett Calibrated Dividend Growth VC	345	$29.60	$10,213	1.72%	11.54%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2014			For the Year Ended December 31, 2014
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Lord Abbett International Opportunities VC	91	$12.64	$1,153	1.43%	–5.76%
Lord Abbett Classic Stock VC	45	$15.75	$704	0.76%	9.14%
Lord Abbett Series Fundamental Equity VC	131	$19.22	$2,521	0.52%	7.14%
Fidelity Index 500 Portfolio SC	431	$19.93	$8,560	1.77%	13.46%
Fidelity Growth Portfolio SC	106	$16.30	$1,723	0.09%	11.19%
Fidelity Contrafund Portfolio SC	776	$27.72	$21,513	0.88%	11.82%
Fidelity Mid Cap SC	338	$30.68	$10,379	0.18%	6.20%
Fidelity Equity Income SC	118	$20.19	$2,386	2.68%	8.65%
Fidelity Investment Grade Bonds SC	181	$16.39	$2,970	2.35%	5.75%
Fidelity Freedom Fund - 2015 Maturity SC	28	$14.51	$401	1.74%	4.63%
Fidelity Freedom Fund - 2020 Maturity SC	43	$14.43	$625	1.70%	4.66%
Franklin Flex Cap Growth VIP CL 2	167	$17.46	$2,925	0.00%	6.11%
Franklin Income VIP CL 2	950	$17.47	$16,592	4.98%	4.62%
Franklin Rising Dividend VIP CL 2	738	$18.61	$13,722	1.32%	8.72%
Franklin Small-Mid Cap Growth VIP CL 2	186	$18.42	$3,424	0.00%	7.47%
Franklin Small Cap Value VIP CL 2	109	$20.43	$2,230	0.61%	0.57%
Franklin US Government Securities VIP CL 2	564	$13.39	$7,557	2.59%	3.38%
Templeton Growth VIP CL 2	979	$13.74	$13,449	1.34%	–2.81%
Templeton Foreign VIP CL 2	576	$13.43	$7,740	1.85%	–11.13%
Templeton Global Bond VIP Fund CL 2	433	$18.34	$7,939	5.02%	1.83%
Templeton Developing Markets VIP CL 2	22	$9.08	$203	1.46%	–8.39%
Franklin Mutual Shares VIP CL 2	1,887	$15.85	$29,900	2.06%	7.12%
ClearBridge Variable Mid Cap Core II	38	$21.27	$800	0.10%	7.82%
ClearBridge Variable Small Cap Growth II	27	$24.21	$665	0.00%	3.79%
PIMCO VIT Long-Term US Government Advisor	10	$15.11	$156	2.14%	23.89%
PIMCO VIT Low Duration Advisor	87	$11.41	$989	1.05%	0.75%
PIMCO VIT Real Return Advisor	183	$12.41	$2,277	1.28%	2.99%
PIMCO VIT Short-Term Advisor	47	$10.67	$506	0.61%	0.61%
PIMCO VIT Total Return Advisor	807	$12.53	$10,110	2.16%	4.17%
PIMCO VIT All Asset Advisor	16	$10.89	$170	5.82%	0.46%
Royce Capital Fund Micro-Cap SC	47	$15.12	$706	0.00%	–3.84%
Royce Capital Fund Small-Cap SC	108	$18.59	$2,010	0.00%	2.92%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2013			For the Year Ended December 31, 2013
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	474	$28.71	$13,579	1.23%	33.23%
Goldman Sachs Strategic International Equity	351	$21.65	$7,577	1.88%	24.20%
Goldman Sachs Structured US Equity	300	$33.93	$10,147	1.14%	37.52%
Goldman Sachs Structured Small Cap Equity	158	$45.38	$7,170	1.00%	35.62%
Goldman Sachs Strategic Growth	285	$37.95	$10,766	0.41%	32.42%
Goldman Sachs Mid Cap Value	117	$25.31	$2,966	0.85%	32.89%
Goldman Sachs Strategic Growth SC	127	$16.06	$2,046	0.17%	32.00%
Goldman Sachs Large Cap Value Fund SC	169	$13.34	$2,250	0.96%	32.93%
Goldman Sachs Strategic International Equity SC	123	$11.00	$1,353	1.68%	23.73%
Goldman Sachs Structured Small Cap Equity SC	22	$18.37	$395	0.75%	35.38%
Goldman Sachs Structured US Equity SC	9	$15.29	$133	0.93%	37.23%
Goldman Sachs VIT Growth Opportunities SC	69	$19.75	$1,369	0.00%	32.20%
Goldman Sachs Mid Cap Value SC	67	$16.34	$1,089	0.73%	32.56%
Calvert VP SRI Balanced	3	$23.28	$70	1.06%	18.00%
MFS Growth Series IC	245	$32.14	$7,877	0.24%	36.85%
MFS Research IC	291	$27.64	$8,034	0.33%	32.28%
MFS Investors Trust IC	280	$26.30	$7,353	1.11%	32.05%
MFS Total Return IC	589	$30.22	$17,666	1.79%	19.05%
MFS New Discovery IC	122	$40.41	$4,933	0.00%	41.52%
MFS Utilities IC	117	$39.53	$4,626	2.38%	20.52%
MFS Investors Growth Stock IC	258	$12.32	$3,178	0.62%	30.29%
MFS VIT Research Bond SC	395	$12.13	$4,790	1.23%	–1.29%
MFS VIT Value SC	351	$18.20	$6,384	1.06%	35.59%
MFS VIT II Emerging Markets Equity SC	22	$9.60	$208	2.03%	–5.40%
MFS VIT II International Value SC	104	$13.57	$1,413	1.66%	27.63%
Oppenheimer Money Fund/VA	4,415	$1.57	$6,945	0.01%	0.01%
Oppenheimer Discovery Mid Cap Growth Fund/VA	159	$25.64	$4,065	0.01%	35.98%
Oppenheimer Capital Appreciation Fund/VA	358	$28.99	$10,365	0.98%	29.74%
Oppenheimer Main Street Fund/VA	359	$25.16	$9,023	1.09%	31.77%
Oppenheimer Global Strategic Income Fund/VA	448	$26.52	$11,876	4.97%	–0.13%
Oppenheimer Global Fund/VA	458	$36.87	$16,885	1.38%	27.31%
Invesco VI American Franchise	529	$9.16	$4,841	0.44%	40.14%
Invesco VI Comstock	1,183	$29.04	$34,291	1.67%	35.97%
Invesco VI Growth & Income	1,049	$24.94	$25,995	1.51%	34.08%
Invesco VI Mid-Cap Growth II	273	$10.06	$2,744	0.23%	36.60%
Invesco VI Equity and Income II	768	$24.01	$18,425	1.51%	24.89%
Invesco VI American Value II	55	$20.18	$1,111	0.73%	33.93%
Invesco VI Balanced Risk Allocation II	23	$13.89	$318	1.51%	1.42%
Invesco VI Government Securities II	419	$10.71	$4,473	3.34%	–2.85%
Invesco VI International Growth II	198	$12.05	$2,385	1.30%	18.72%
Invesco VI Global Real Estate II	17	$11.64	$194	5.78%	2.44%
Invesco VI Small Cap Equity II	25	$13.87	$345	0.00%	37.08%
UIF Global Real Estate II	47	$12.17	$569	3.62%	2.63%
Lord Abbett Growth & Income	928	$19.21	$17,712	0.57%	35.90%
Lord Abbett Bond Debenture	633	$24.66	$15,465	5.14%	8.17%
Lord Abbett Mid Cap Stock	728	$22.16	$16,015	0.42%	30.32%
Lord Abbett Growth Opportunities	126	$28.31	$3,564	0.00%	37.08%
Lord Abbett Calibrated Dividend Growth	367	$26.54	$9,706	1.66%	27.93%
Lord Abbett International Opportunities	80	$13.42	$1,074	2.00%	31.70%
Lord Abbett Classic Stock	41	$14.43	$597	1.05%	29.85%
Lord Abbett Series Fundamental Equity VC	102	$17.94	$1,833	0.28%	35.76%
Fidelity Index 500 Portfolio SC	373	$17.56	$6,546	1.99%	32.11%
Fidelity Growth Portfolio SC	108	$14.66	$1,586	0.19%	36.20%
Fidelity Contrafund Portfolio SC	791	$24.79	$19,599	1.02%	31.14%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2013			For the Year Ended December 31, 2013
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Mid Cap SC	298	$28.89	$8,615	0.46%	36.06%
Fidelity Equity Income SC	127	$18.58	$2,368	2.35%	28.01%
Fidelity Investment Grade Bonds SC	167	$15.50	$2,581	2.41%	–1.89%
Fidelity Freedom Fund - 2015 Maturity SC	25	$13.87	$352	1.79%	14.24%
Fidelity Freedom Fund - 2020 Maturity SC	41	$13.79	$565	1.78%	15.95%
Franklin Flex Cap Growth Securities	143	$16.46	$2,351	0.00%	37.48%
Franklin Income Securities	934	$16.69	$15,588	6.23%	13.94%
Franklin Rising Dividend Securities	666	$17.12	$11,403	1.54%	29.69%
Franklin Small-Mid Cap Growth Securities	180	$17.14	$3,077	0.00%	38.15%
Franklin Small Cap Value Securities CL 2	92	$20.32	$1,863	1.31%	36.24%
Franklin US Government Fund	436	$12.95	$5,641	2.73%	–2.24%
Templeton Growth Securities	926	$14.14	$13,083	2.65%	30.82%
Templeton Foreign Securities	535	$15.11	$8,089	2.34%	22.97%
Templeton Global Bond Securities Fund II	362	$18.01	$6,516	4.75%	1.63%
Templeton Developing Markets Sec CL2	7	$9.92	$74	2.05%	–0.92%
Mutual Shares Securities	1,790	$14.79	$26,465	2.14%	28.26%
ClearBridge Variable Mid Cap Core II	27	$19.73	$525	0.05%	37.05%
ClearBridge Variable Small Cap Growth II	16	$23.33	$377	0.05%	46.62%
PIMCO VIT Long-Term US Government Advisor	16	$12.20	$196	2.27%	–13.04%
PIMCO VIT Low Duration Advisor	75	$11.33	$848	1.30%	–0.23%
PIMCO VIT Real Return Advisor	148	$12.05	$1,780	1.95%	–9.31%
PIMCO VIT Short-Term Advisor	36	$10.61	$377	0.65%	0.47%
PIMCO VIT Total Return Advisor	663	$12.02	$7,972	2.14%	–2.06%
PIMCO VIT All Asset Advisor	10	$10.84	$108	6.87%	0.11%
Royce Capital Fund Micro-Cap SC	38	$15.72	$596	0.41%	20.65%
Royce Capital Fund Small-Cap SC	89	$18.06	$1,616	1.16%	34.44%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012			For the Year Ended December 31, 2012
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	517	$21.55	$11,124	1.42%	19.13%
Goldman Sachs Strategic International Equity	379	$17.43	$6,612	2.14%	21.23%
Goldman Sachs Structured US Equity	326	$24.67	$8,047	1.81%	14.46%
Goldman Sachs Structured Small Cap Equity	168	$33.46	$5,630	1.16%	12.83%
Goldman Sachs Strategic Growth	308	$28.66	$8,803	0.69%	19.89%
Goldman Sachs Mid Cap Value	128	$19.05	$2,446	1.19%	18.47%
Goldman Sachs Strategic Growth SC	121	$12.17	$1,477	0.48%	19.63%
Goldman Sachs Large Cap Value Fund SC	177	$10.03	$1,779	1.20%	18.82%
Goldman Sachs Strategic International Equity SC	116	$8.89	$1,033	2.06%	20.89%
Goldman Sachs Structured Small Cap Equity SC	22	$13.57	$298	0.94%	12.51%
Goldman Sachs Structured US Equity SC	9	$11.14	$98	1.64%	14.14%
Goldman Sachs VIT Growth Opportunities SC	59	$14.94	$880	0.00%	19.43%
Goldman Sachs Mid Cap Value SC	48	$12.32	$594	1.10%	18.19%
Calvert VP SRI Balanced	3	$19.73	$62	1.14%	10.51%
MFS Growth Series IC	222	$23.49	$5,217	0.00%	17.39%
MFS Research IC	300	$20.90	$6,269	0.80%	17.27%
MFS Investors Trust IC	265	$19.92	$5,273	0.88%	19.18%
MFS Total Return IC	596	$25.39	$15,089	2.73%	11.26%
MFS New Discovery IC	115	$28.56	$3,286	0.00%	21.22%
MFS Utilities IC	111	$32.80	$3,630	6.67%	13.48%
MFS Investors Growth Stock IC	254	$9.45	$2,401	0.45%	16.97%
MFS VIT Research Bond SC	194	$12.29	$2,379	2.64%	7.06%
MFS VIT Value SC	258	$13.43	$3,469	1.48%	15.88%
MFS VIT II Emerging Markets Equity SC	3	$10.15	$26	0.58%	3.57	%(a)
MFS VIT II International Value SC	15	$10.63	$155	0.48%	6.55	%(a)
Oppenheimer Money Fund/VA	3,827	$1.57	$6,019	0.01%	0.00%
Oppenheimer Small & Mid Cap Fund/VA	166	$18.85	$3,134	0.00%	16.45%
Oppenheimer Capital Appreciation Fund/VA	370	$22.35	$8,273	0.65%	14.12%
Oppenheimer Main Street Fund/VA	381	$19.10	$7,260	0.95%	16.87%
Oppenheimer Global Strategic Income Fund/VA	444	$26.56	$11,743	5.85%	13.53%
Oppenheimer Global Securites Fund/VA	458	$28.97	$13,271	2.14%	21.26%
Oppenheimer High Income Fund/VA	—	$—	$—	16.97%	12.85	%(b)
Invesco Van Kampen VI American Franchise	550	$6.54	$3,582	0.00%	13.73%
Invesco Van Kampen VI Comstock	1,259	$21.35	$26,816	1.75%	19.23%
Invesco Van Kampen VI Growth & Income	1,048	$18.60	$19,417	1.54%	14.63%
Invesco Van Kampen VI Mid-Cap Growth II	262	$7.37	$1,934	0.00%	11.63%
Invesco Van Kampen VI Equity and Income II	761	$19.23	$14,602	1.81%	12.39%
Invesco Van Kampen VI American Value II	19	$15.07	$283	0.70%	17.08%
Invesco VI Balanced Risk Allocation II	24	$13.70	$324	0.99%	10.64%
Invesco VI Government Securities II	387	$11.02	$4,208	2.98%	2.22%
Invesco VI International Growth II	96	$10.15	$971	1.41%	15.25%
Invesco VI Global Real Estate II	1	$11.37	$12	0.40%	10.93	%(a)
Invesco VI Small Cap Equity II	3	$10.12	$28	0.00%	2.46	%(a)
UIF Global Real Estate II	41	$11.86	$491	0.52%	29.94%
Lord Abbett Growth & Income	1,031	$14.14	$14,516	0.99%	12.09%
Lord Abbett Bond Debenture	628	$22.79	$14,260	5.78%	12.53%
Lord Abbett Mid Cap Stock	776	$17.00	$13,176	0.68%	14.55%
Lord Abbett Growth Opportunities	139	$20.65	$2,872	0.00%	14.10%
Lord Abbett Capital Structure	393	$20.75	$8,119	3.05%	12.46%
Lord Abbett International Opportunities	75	$10.19	$763	2.02%	20.38%
Lord Abbett Classic Stock	39	$11.11	$428	1.24%	15.09%
Lord Abbett Series Fundamental Equity VC	77	$13.21	$1,017	0.64%	10.58%
Fidelity Index 500 Portfolio SC	337	$13.29	$4,480	2.12%	15.81%
Fidelity Growth Portfolio SC	119	$10.76	$1,281	0.49%	14.54%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012			For the Year Ended December 31, 2012
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Contrafund Portfolio SC	777	$18.90	$14,683	1.28%	16.31%
Fidelity Mid Cap SC	258	$21.23	$5,469	0.57%	14.75%
Fidelity Equity Income SC	141	$14.52	$2,045	3.12%	17.19%
Fidelity Investment Grade Bonds SC	156	$15.79	$2,471	2.35%	5.77%
Fidelity Freedom Fund - 2015 Maturity SC	25	$12.14	$303	2.00%	12.13%
Fidelity Freedom Fund - 2020 Maturity SC	40	$11.89	$474	1.97%	13.19%
Franklin Flex Cap Growth Securities	128	$11.97	$1,531	0.00%	9.26%
Franklin Income Securities	852	$14.65	$12,488	6.41%	12.65%
Franklin Rising Dividend Securities	575	$13.20	$7,592	1.61%	11.96%
Franklin Small-Mid Cap Growth Securities	179	$12.40	$2,222	0.00%	10.85%
Franklin Small Cap Value Securities CL 2	79	$14.91	$1,184	0.77%	18.39%
Franklin US Government Fund	341	$13.25	$4,511	2.58%	1.89%
Templeton Growth Securities	898	$10.81	$9,690	2.05%	21.07%
Templeton Foreign Securities	501	$12.29	$6,153	2.99%	18.23%
Templeton Global Bond Securities Fund II	309	$17.72	$5,480	6.28%	15.07%
Templeton Developing Markets Sec CL2	1	$10.01	$14	0.00%	2.50	%(a)
Mutual Shares Securities	1,682	$11.53	$19,386	2.10%	14.24%
Legg Mason ClearBridge Variable Mid Cap Core II	13	$14.40	$190	0.75%	17.61%
Legg Mason ClearBridge Variable Small Cap Growth II	7	$15.91	$118	0.12%	18.96%
PIMCO VIT Long-Term US Government Advisor	18	$14.03	$247	2.06%	4.33%
PIMCO VIT Low Duration Advisor	45	$11.36	$515	1.79%	5.75%
PIMCO VIT Real Return Advisor	101	$13.29	$1,347	0.92%	8.64%
PIMCO VIT Short-Term Advisor	27	$10.56	$282	0.78%	2.67%
PIMCO VIT Total Return Advisor	484	$12.28	$5,937	2.47%	9.49%
PIMCO VIT All Asset Advisor	—	$10.82	$3	6.65%	7.18	%(a)(c)
Royce Capital Fund Micro-Cap SC	32	$13.03	$412	0.00%	7.45%
Royce Capital Fund Small-Cap SC	63	$13.44	$848	0.03%	12.22%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 1, 2012

(b)  Closed October 26, 2012

(c)  Less than 500 units — does not round up to 1,000

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011			For the Year Ended December 31, 2011
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	561	$18.09	$10,140	1.21%	–7.05%
Goldman Sachs Strategic International Equity	408	$14.38	$5,863	3.29%	–15.05%
Goldman Sachs Structured US Equity	354	$21.56	$7,622	1.71%	4.05%
Goldman Sachs Structured Small Cap Equity	188	$29.66	$5,560	0.79%	0.67%
Goldman Sachs Strategic Growth	332	$23.91	$7,947	0.44%	–2.62%
Goldman Sachs Mid Cap Value	137	$16.08	$2,202	0.74%	–6.38%
Goldman Sachs Strategic Growth SC	114	$10.17	$1,161	0.24%	–2.86%
Goldman Sachs Large Cap Value Fund SC	170	$8.44	$1,436	1.12%	–7.27%
Goldman Sachs Strategic International Equity SC	105	$7.36	$770	3.37%	–15.16%
Goldman Sachs Structured Small Cap Equity SC	21	$12.06	$255	0.58%	0.41%
Goldman Sachs Structured US Equity SC	9	$9.76	$85	1.58%	3.90%
Goldman Sachs VIT Growth Opportunities SC	55	$12.51	$687	0.00%	–3.97%
Goldman Sachs Mid Cap Value SC	35	$10.43	$369	0.74%	–6.59%
Calvert VP SRI Balanced	4	$17.85	$74	1.31%	4.56%
MFS Growth Series IC	221	$20.01	$4,415	0.19%	–0.32%
MFS Research IC	298	$17.82	$5,314	0.86%	–0.45%
MFS Investors Trust IC	279	$16.71	$4,665	0.92%	–2.18%
MFS Total Return IC	623	$22.82	$14,212	2.62%	1.77%
MFS New Discovery IC	121	$23.56	$2,856	0.00%	–10.27%
MFS Utilities IC	115	$28.91	$3,315	3.19%	6.78%
MFS Investors Growth Stock IC	271	$8.08	$2,190	0.54%	0.58%
MFS VIT Research Bond SC	124	$11.48	$1,419	2.68%	6.48%
MFS VIT Value SC	170	$11.59	$1,965	1.36%	–0.47%
Oppenheimer Money Fund/VA	3,793	$1.57	$5,965	0.01%	0.00%
Oppenheimer Small & Mid Cap Fund/VA	184	$16.19	$2,979	0.00%	1.10%
Oppenheimer Capital Appreciation Fund/VA	397	$19.58	$7,781	0.37%	–1.15%
Oppenheimer Main Street Fund/VA	420	$16.34	$6,860	0.86%	–0.01%
Oppenheimer Global Strategic Income Fund/VA	420	$23.39	$9,832	3.35%	0.85%
Oppenheimer Global Securites Fund/VA	445	$23.89	$10,617	1.25%	–8.29%
Oppenheimer High Income Fund/VA	200	$4.37	$876	8.80%	–2.34%
Invesco Van Kampen VI Capital Growth	634	$5.75	$3,641	0.00%	–6.18%
Invesco Van Kampen VI Comstock	1,325	$17.91	$23,736	1.62%	–1.84%
Invesco Van Kampen VI Growth & Income	1,062	$16.22	$17,228	1.27%	–2.01%
Invesco Van Kampen VI Mid-Cap Growth II	251	$6.60	$1,655	0.00%	–9.36%
Invesco Van Kampen VI Equity and Income II	781	$17.11	$13,357	1.75%	–1.30%
Invesco Van Kampen VI Government II	—	$—	$—	12.97%	1.06	%(b)
Invesco Van Kampen VI Global Tactical Asset Alloc II	—	$—	$—	1.42%	3.58	%(b)
Invesco Van Kampen VI International Growth Equity II	—	$—	$—	10.42%	9.47	%(b)
Invesco Van Kampen VI Mid Cap Value II	10	$12.87	$133	0.71%	0.83%
Invesco VI Balanced Risk Allocation II	11	$12.38	$138	0.00%	6.78	%(a)
Invesco VI Government Securities II	394	$10.78	$4,251	0.00%	6.63	%(a)
Invesco VI International Growth II	70	$8.80	$619	0.00%	–15.10	%(a)
UIF Global Real Estate II	34	$9.13	$307	3.43%	–10.15%
Lord Abbett Growth & Income	1,061	$12.61	$13,387	0.72%	–6.08%
Lord Abbett Bond Debenture	629	$20.26	$12,734	5.65%	4.38%
Lord Abbett Mid Cap Value	800	$14.84	$11,878	0.20%	–4.01%
Lord Abbett Growth Opportunities	141	$18.10	$2,546	0.00%	–10.05%
Lord Abbett Capital Structure	411	$18.45	$7,589	2.72%	0.19%
Lord Abbett International Opportunities	78	$8.46	$660	1.11%	–15.72%
Lord Abbett Classic Stock	29	$9.65	$281	0.74%	–8.15%
Lord Abbett Series Fundamental Equity VC	50	$11.95	$599	0.28%	–4.49%
Fidelity Index 500 Portfolio SC	334	$11.48	$3,834	1.99%	1.93%
Fidelity Growth Portfolio SC	125	$9.40	$1,175	0.24%	0.14%
Fidelity Contrafund Portfolio SC	785	$16.25	$12,759	0.93%	–2.64%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011			For the Year Ended December 31, 2011
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Mid Cap SC	230	$18.50	$4,249	0.16%	–10.72%
Fidelity Equity Income SC	143	$12.39	$1,767	2.43%	0.86%
Fidelity Investment Grade Bonds SC	153	$14.93	$2,282	3.23%	7.21%
Fidelity Freedom Fund - 2015 Maturity SC	24	$10.82	$264	2.09%	–0.41%
Fidelity Freedom Fund - 2020 Maturity SC	41	$10.50	$435	1.96%	–1.12%
Franklin Flex Cap Growth Securities	116	$10.96	$1,266	0.00%	–4.80%
Franklin Income Securities	809	$13.01	$10,525	5.68%	2.38%
Franklin Rising Dividend Securities	518	$11.79	$6,101	1.52%	6.00%
Franklin Small-Mid Cap Growth Securities	170	$11.19	$1,902	0.00%	–4.83%
Franklin Small Cap Value Securities CL 2	59	$12.60	$744	0.65%	–3.76%
Franklin US Government Fund	263	$13.00	$3,417	3.17%	5.68%
Templeton Growth Securities	831	$8.93	$7,416	1.33%	–6.97%
Templeton Foreign Securities	449	$10.39	$4,671	1.72%	–10.63%
Templeton Global Bond Securities Fund II	277	$15.40	$4,263	5.65%	–0.87%
Mutual Shares Securities	1,580	$10.10	$15,951	2.41%	–1.04%
Legg Mason ClearBridge Variable Mid Cap Core II	10	$12.24	$125	0.00%	–4.14%
Legg Mason ClearBridge Variable Small Cap Growth II	6	$13.37	$84	0.00%	1.01%
PIMCO VIT Long-Term US Government Advisor	17	$13.44	$224	2.58%	27.71%
PIMCO VIT Low Duration Advisor	53	$10.74	$574	1.54%	1.01%
PIMCO VIT Real Return Advisor	71	$12.23	$869	1.84%	11.56%
PIMCO VIT Short-Term Advisor	15	$10.28	$151	0.84%	0.41%
PIMCO VIT Total Return Advisor	368	$11.21	$4,125	2.54%	3.50%
Royce Capital Fund Micro-Cap SC	26	$12.13	$310	3.00%	–12.26%
Royce Capital Fund Small-Cap SC	40	$11.97	$483	0.39%	–3.55%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 2, 2011

(b)  Closed April 29, 2011

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	606	$19.46	$11,773	0.81%	11.20%
Goldman Sachs Strategic International Equity	436	$16.92	$7,365	1.53%	10.36%
Goldman Sachs Structured US Equity	385	$20.72	$7,972	1.49%	12.84%
Goldman Sachs Structured Small Cap Equity	213	$29.46	$6,273	0.56%	30.12%
Goldman Sachs Strategic Growth	364	$24.55	$8,937	0.43%	10.74%
Goldman Sachs Mid Cap Value	148	$17.17	$2,546	0.70%	25.00%
Goldman Sachs Strategic Growth SC	95	$10.47	$997	0.23%	10.50%
Goldman Sachs Large Cap Value Fund SC	153	$9.10	$1,390	0.70%	10.89%
Goldman Sachs Strategic International Equity SC	89	$8.67	$768	1.47%	10.09%
Goldman Sachs Structured Small Cap Equity SC	21	$12.01	$258	0.33%	29.86%
Goldman Sachs Structured US Equity SC	9	$9.39	$82	1.28%	12.60%
Goldman Sachs VIT Growth Opportunities SC	21	$13.02	$275	0.00%	19.36%
Goldman Sachs Mid Cap Value SC	8	$11.16	$88	1.84%	8.64	%(a)
Calvert VP SRI Balanced	4	$17.07	$73	1.24%	11.59%
MFS Growth Series IC	233	$20.07	$4,659	0.12%	15.34%
MFS Research IC	293	$17.90	$5,227	0.91%	15.90%
MFS Investors Trust IC	309	$17.09	$5,279	1.19%	11.10%
MFS Total Return IC	656	$22.42	$14,695	2.72%	9.93%
MFS New Discovery IC	124	$26.25	$3,251	0.00%	36.34%
MFS Utilities IC	112	$27.07	$3,023	3.17%	13.81%
MFS Investors Growth Stock IC	293	$8.03	$2,355	0.44%	12.47%
MFS VIT Research Bond SC	82	$10.78	$888	1.75%	7.20%
MFS VIT Value SC	84	$11.64	$979	0.58%	11.22%
Oppenheimer Money Fund/VA	3,995	$1.57	$6,284	0.03%	0.03%
Oppenheimer Small & Mid Cap Fund/VA	204	$16.01	$3,257	0.00%	27.46%
Oppenheimer Capital Appreciation Fund/VA	441	$19.81	$8,713	0.18%	9.42%
Oppenheimer Main Street Fund/VA	470	$16.34	$7,625	1.09%	16.11%
Oppenheimer Global Strategic Income Fund/VA	458	$23.19	$10,613	8.31%	14.97%
Oppenheimer Global Securites Fund/VA	448	$26.05	$11,654	1.36%	15.96%
Oppenheimer High Income Fund/VA	201	$4.47	$901	6.18%	14.81%
Invesco Van Kampen VI Capital Growth	749	$6.13	$4,580	0.00%	19.85%
Invesco Van Kampen VI Comstock	1,423	$18.25	$25,936	0.13%	15.98%
Invesco Van Kampen VI Growth & Income	1,091	$16.56	$18,050	0.10%	12.51%
Invesco Van Kampen VI Mid-Cap Growth II	243	$7.28	$1,768	0.00%	27.27%
Invesco Van Kampen VI Equity and Income II	797	$17.33	$13,815	1.98%	12.03%
Invesco Van Kampen VI Government II	325	$12.75	$4,146	0.20%	4.88%
Invesco Van Kampen VI Global Tactical Asset Alloc II	7	$11.19	$83	0.01%	9.32%
Invesco Van Kampen VI International Growth Equity II	63	$8.50	$534	1.37%	9.89%
Invesco Van Kampen VI Mid Cap Value II	4	$12.77	$53	0.74%	22.18%
UIF Global Real Estate II	18	$10.16	$186	8.62%	22.32%
Lord Abbett Growth & Income	1,140	$13.43	$15,312	0.57%	17.41%
Lord Abbett Bond Debenture	660	$19.41	$12,807	6.06%	12.31%
Lord Abbett Mid Cap Value	867	$15.47	$13,383	0.40%	25.43%
Lord Abbett Growth Opportunities	140	$20.12	$2,811	0.00%	22.92%
Lord Abbett Capital Structure	437	$18.41	$8,042	2.90%	14.77%
Lord Abbett International Opportunities	57	$10.04	$569	0.96%	21.22%
Lord Abbett Classic Stock	27	$10.51	$287	0.48%	14.12%
Lord Abbett Series Fundamental Equity VC	22	$12.51	$272	0.66%	19.03%
Fidelity Index 500 Portfolio SC	309	$11.26	$3,455	1.92%	14.91%
Fidelity Growth Portfolio SC	153	$9.38	$1,425	0.18%	24.06%
Fidelity Contrafund Portfolio SC	776	$16.69	$12,939	1.15%	17.11%
Fidelity Mid Cap SC	219	$20.72	$4,544	0.27%	28.70%
Fidelity Equity Income SC	146	$12.28	$1,799	1.72%	15.09%
Fidelity Invest Grade Bonds SC	157	$13.93	$2,193	3.74%	7.68%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Subaccount	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Freedom Fund - 2015 Maturity SC	23	$10.87	$254	3.13%	13.00%
Fidelity Freedom Fund - 2020 Maturity SC	47	$10.62	$494	2.57%	14.52%
Franklin Flex Cap Growth Securities	94	$11.51	$1,087	0.00%	16.19%
Franklin Income Securities	750	$12.70	$9,526	6.59%	12.67%
Franklin Rising Dividend Securities	445	$11.12	$4,949	1.57%	20.64%
Franklin Small-Mid Cap Growth Securities	156	$11.76	$1,829	0.00%	27.62%
Franklin Small Cap Value Securities CL 2	29	$13.09	$375	0.47%	28.22%
Franklin US Government Fund	237	$12.30	$2,917	3.21%	5.28%
Templeton Growth Securities	749	$9.60	$7,190	1.34%	7.39%
Templeton Foreign Securities	378	$11.63	$4,400	1.89%	8.41%
Templeton Global Bond Securities Fund II	236	$15.54	$3,668	1.39%	14.14%
Mutual Shares Securities	1,423	$10.20	$14,514	1.65%	11.19%
Legg Mason ClearBridge Variable Mid Cap Core II	5	$12.77	$67	0.00%	22.06%
Legg Mason ClearBridge Variable Small Cap Growth II	3	$13.24	$35	0.00%	24.73%
PIMCO VIT Long-Term US Government Advisor	12	$10.53	$129	3.20%	11.50%
PIMCO VIT Low Duration Advisor	15	$10.63	$156	1.75%	5.18%
PIMCO VIT Real Return Advisor	22	$10.96	$240	1.20%	8.00%
PIMCO VIT Short-Term Advisor	6	$10.24	$59	0.79%	2.01%
PIMCO VIT Total Return Advisor	184	$10.83	$1,996	2.32%	8.00%
Royce Capital Fund Micro-Cap SC	13	$13.82	$180	4.95%	29.90%
Royce Capital Fund Small-Cap SC	19	$12.41	$238	0.29%	20.26%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 3, 2010

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

7.  EXPENSES

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - 0.075% of policy value per month
Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$.01 - $333.33 per thousand of net amount at risk per month or 0.046% to 0.057% of policy value per month up to a maximum of the guaranteed COI.
Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month
Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35
Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the policy was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

7.  EXPENSES — (Continued)

Expense Type	Range
Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any policy year as a redemption of units.	$25
Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month
Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month
Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $3.28 per thousand per month
Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

8.  RELATED PARTY TRANSACTIONS

Policy owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

8.  RELATED PARTY TRANSACTIONS — (Continued)

are made to the individual policies in accordance with the terms governing each policy as set forth in the Policy.

Protective Life offers a loan privilege to certain policy owners. Such policy owners may obtain loans using the Policy as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding were approximately $18.3 million at December 31, 2014.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2014, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. The Company's management is responsible for these financial statements and financial statement schedules. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As discussed in Note 5 to the consolidated financial statements, the Company's parent, Protective Life Corporation, was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. After completion of the acquisition, the Company is an ultimate wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 24, 2015

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,283,069	$2,967,322	$2,799,390
Reinsurance ceded	(1,395,743)	(1,387,437)	(1,310,097)
Net of reinsurance ceded	1,887,326	1,579,885	1,489,293
Net investment income	2,098,013	1,836,188	1,789,338
Realized investment gains (losses):
Derivative financial instruments	(13,492)	82,161	(227,816)
All other investments	205,302	(121,537)	232,836
Other-than-temporary impairment losses	(2,589)	(10,941)	(67,130)
Portion recognized in other comprehensive income (before taxes)	(4,686)	(11,506)	8,986
Net impairment losses recognized in earnings	(7,275)	(22,447)	(58,144)
Other income	294,333	250,420	230,553
Total revenues	4,464,207	3,604,670	3,456,060
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2014 — $1,223,804; 2013 — $1,207,781; 2012 — $1,228,897)	2,786,463	2,473,988	2,317,121
Amortization of deferred policy acquisition costs and value of business acquired	308,320	154,660	192,183
Other operating expenses, net of reinsurance ceded: (2014 — $199,824; 2013 — $199,079; 2012 — $200,442)	630,635	553,523	487,177
Total benefits and expenses	3,725,418	3,182,171	2,996,481
Income before income tax	738,789	422,499	459,579
Income tax (benefit) expense
Current	181,763	(18,298)	81,006
Deferred	65,075	149,195	70,037
Total income tax expense	246,838	130,897	151,043
Net income	$491,951	$291,602	$308,536

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Net income	$491,951	$291,602	$308,536
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2014 — $529,838; 2013 — $(673,302); 2012 — $392,372)	983,985	(1,250,416)	728,692
Reclassification adjustment for investment amounts included in net income, net of income tax: (2014 — $(23,903); 2013 — $(15,396); 2012 — $(3,317))	(44,391)	(28,594)	(6,163)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2014 — $1,883; 2013 — $2,472; 2012 — $16,227)	3,498	4,591	30,136
Change in accumulated (loss) gain — derivatives, net of income tax: (2014 — $(1); 2013 — $395; 2012 — $1,108)	(2)	734	2,058
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2014 — $622; 2013 — $822; 2012 — $1,120)	1,155	1,527	2,080
Total other comprehensive income (loss)	944,245	(1,272,158)	756,803
Total comprehensive income (loss)	$1,436,196	$(980,556)	$1,065,339
See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2014 — $33,716,848; 2013 — $33,648,298)	$36,756,240	$34,804,919
Fixed maturities, at amortized cost (fair value: 2014 — $485,422; 2013 — $335,676)	435,000	365,000
Equity securities, at fair value (cost: 2014 — $735,297; 2013 — $632,652)	756,790	602,388
Mortgage loans (2014 and 2013 includes: $455,250 and $627,731 related to securitizations)	5,133,780	5,493,492
Investment real estate, net of accumulated depreciation (2014 — $246; 2013 — $937)	5,918	16,873
Policy loans	1,758,237	1,815,744
Other long-term investments	491,282	424,481
Short-term investments	246,717	133,025
Total investments	45,583,964	43,655,922
Cash	268,286	345,579
Accrued investment income	474,095	461,838
Accounts and premiums receivable, net of allowance for uncollectible amounts (2014 — $3,465; 2013 — $4,211)	81,137	101,324
Reinsurance receivables	5,907,662	6,008,010
Deferred policy acquisition costs and value of business acquired	3,155,046	3,476,622
Goodwill	77,577	80,675
Property and equipment, net of accumulated depreciation (2014 — $116,688; 2013 — $110,080)	51,760	51,071
Other assets	398,574	501,302
Income tax receivable	1,648	12,399
Assets related to separate accounts
Variable annuity	13,157,429	12,791,438
Variable universal life	834,940	783,618
Total assets	$69,992,118	$68,269,798
Liabilities
Future policy benefits and claims	$29,944,477	$29,771,958
Unearned premiums	1,515,001	1,500,394
Total policy liabilities and accruals	31,459,478	31,272,352
Stable value product account balances	1,959,488	2,559,552
Annuity account balances	10,950,729	11,125,253
Other policyholders' funds	1,430,325	1,214,380
Other liabilities	1,178,962	945,911
Deferred income taxes	1,611,864	1,041,420
Non-recourse funding obligations	1,527,752	1,495,448
Repurchase program borrowings	50,000	350,000
Liabilities related to separate accounts
Variable annuity	13,157,429	12,791,438
Variable universal life	834,940	783,618
Total liabilities	64,160,967	63,579,372
Commitments and contingencies — Note 13
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2014 and 2013 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,437,787	1,433,258
Retained earnings	2,905,151	2,713,200
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2014 — $796,488; 2013 — $290,553)	1,479,192	539,598
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2014 — $2,208; 2013 — $325)	4,101	603
Accumulated loss — derivatives, net of income tax: (2014 — $(45); 2013 — $(666))	(82)	(1,235)
Total shareowner's equity	5,831,151	4,690,426
Total liabilities and shareowner's equity	$69,992,118	$68,269,798

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Balance, December 31, 2011	$2	$5,000	$1,361,734	$2,456,293	$1,054,321	$4,877,350
Net income for 2012				308,536		308,536
Other comprehensive income					756,803	756,803
Comprehensive income for 2012						1,065,339
Capital contributions			1,524			1,524
Dividends paid to the parent company				(257,000)		(257,000)
Balance, December 31, 2012	$2	$5,000	$1,363,258	$2,507,829	$1,811,124	$5,687,213
Net income for 2013				291,602		291,602
Other comprehensive loss					(1,272,158)	(1,272,158)
Comprehensive loss for 2013						(980,556)
Capital contributions			70,000			70,000
Dividends paid to the parent company				(86,231)		(86,231)
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426
Net income for 2014				491,951		491,951
Other comprehensive income					944,245	944,245
Comprehensive income for 2014						1,436,196
Capital contributions			4,529			4,529
Dividends paid to the parent company				(300,000)		(300,000)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$491,951	$291,602	$308,536
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	(184,535)	61,823	53,124
Amortization of deferred policy acquisition costs and value of business acquired	308,320	154,660	192,183
Capitalization of deferred policy acquisition costs	(293,612)	(345,885)	(311,960)
Depreciation expense	7,401	6,595	7,378
Deferred income tax	65,075	149,195	70,037
Accrued income tax	10,751	70,749	359
Interest credited to universal life and investment products	824,418	875,180	962,678
Policy fees assessed on universal life and investment products	(1,038,180)	(894,176)	(794,825)
Change in reinsurance receivables	100,348	97,523	(140,424)
Change in accrued investment income and other receivables	14,332	(34,551)	580
Change in policy liabilities and other policyholders' funds of traditional life and health products	92,823	95,421	300,523
Trading securities:
Maturities and principal reductions of investments	114,793	179,180	276,659
Sale of investments	353,250	256,938	454,150
Cost of investments acquired	(320,928)	(380,836)	(585,618)
Other net change in trading securities	(69,641)	38,999	(56,615)
Change in other liabilities	197,442	(78,240)	(22,009)
Other income — gains on repurchase of non-recourse funding obligations	(7,393)	(15,379)	(29,344)
Other, net	(22,961)	13,679	11,220
Net cash provided by operating activities	643,654	542,477	696,632
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,198,690	1,094,862	1,169,563
Sale of investments, available-for-sale	2,273,909	3,241,559	2,535,708
Cost of investments acquired, available-for-sale	(3,602,600)	(5,079,971)	(4,228,755)
Change in investments, held-to-maturity	(70,000)	(65,000)	(300,000)
Mortgage loans:
New lendings	(925,910)	(583,697)	(346,435)
Repayments	1,285,489	861,562	739,402
Change in investment real estate, net	13,032	(10,356)	4,927
Change in policy loans, net	57,507	17,181	14,428
Change in other long-term investments, net	(87,522)	(231,653)	(123,401)
Change in short-term investments, net	(71,015)	147,477	(82,282)
Net unsettled security transactions	30,212	7,373	37,169
Purchase of property and equipment	(8,088)	(10,275)	(6,157)
Payments for business acquisitions, net of cash acquired	(906)	(471,714)	—
Net cash provided by (used in) investing activities	92,798	(1,082,652)	(585,833)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	32,348	46,000	198,300
Repurchase program borrowings	(300,000)	200,000	150,000
Capital contributions from PLC	4,529	70,000	—
Dividends paid to the parent company	(300,000)	(44,963)	(257,000)
Investment product deposits and change in universal life deposits	2,576,727	3,219,561	3,716,553
Investment product withdrawals	(2,827,305)	(2,874,426)	(3,818,845)
Other financing activities, net	(44)	—	—
Net cash (used in) provided by financing activities	(813,745)	616,172	(10,992)
Change in cash	(77,293)	75,997	99,807
Cash at beginning of period	345,579	269,582	169,775
Cash at end of period	$268,286	$345,579	$269,582

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan ("Dai-ichi Life"), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC. Prior to February 1, 2015, and for the periods this report presents, PLC's stock was publicly traded on the New York Stock Exchange. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 21, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowners' equity.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non- binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than- temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank. Such negative balances are included in other liabilities and were immaterial as of December 31, 2014 and $41.3 million as of December 31, 2013, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 6.65%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flow and earnings of the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. The Company amortizes VOBA in proportion to gross premiums for traditional life products, in proportion to expected gross profits ("EGPs") for interest sensitive products, including accrued interest credited to account balances of up to approximately 8.75% and in proportion to estimated gross margin for policies within the Closed Block that was acquired as part of the MONY acquisition. VOBA is subject to annual recoverability testing.

Property and Equipment

The Company reports land, buildings, improvements, and equipment at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and equipment consisted of the following:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Home office building	$75,109	$74,313
Data processing equipment	40,568	35,789
Other, principally furniture and equipment	52,771	51,049
	168,448	161,151
Accumulated depreciation	(116,688)	(110,080)
Total property and equipment	$51,760	$51,071

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2014 and 2013, the Company had $39.8 million and $0.2 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

As of December 31, 2014, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2015	$624.3
2016-2017	791.4
2018-2019	488.0
Thereafter	55.8

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 23, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Guaranteed Minimum Withdrawal Benefits

The Company also establishes reserves for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity ("VA") products. The GMWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the liability to be recorded at fair value using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 44.5% to 100%. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. The Company reinsures certain risks associated with the GMWB to Shades Creek Captive Insurance ("Shades Creek"), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2014, the Company's net GMWB liability held, including the impact of reinsurance was $25.9 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If it is determined that it is more likely than not that impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. As of December 31, 2014, the Company performed its annual evaluation of goodwill and determined that no adjustment to impair goodwill was necessary. As of December 31, 2014, the Company had goodwill of $77.6 million.

Income Taxes

The Company is included in the consolidated federal income tax return of PLC. The Company utilizes the asset and liability method of accounting for income taxes in accordance with FASB ASC Topic 740.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis (generally without a time limit), and the tax benefit is reflected in future periods when the Company generates taxable income. Income taxes recoverable (payable) are recorded in income taxes receivable (payable), respectively, and are settled periodically, per the tax sharing agreement. In general, income tax provisions are based on the income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to net unrealized gains (losses), deferred policy acquisition costs and value of business acquired, and future policy benefits and claims.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in a VIE refer to Note 6, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2014, range from approximately 2.0% to 7.5%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	As of December 31,
	2014	2013		2012
	(Dollars In Thousands)
Balance beginning of year	$334,450	$326,633		$312,799
Less: reinsurance	117,502	155,341		161,450
Net balance beginning of year	216,948	171,292		151,349
Incurred related to:
Current year	1,075,005	698,028		702,555
Prior year	102,936	68,396		62,926
Total incurred	1,177,941	766,424		765,481
Paid related to:
Current year	1,017,193	682,877		664,744
Prior year	121,966	85,146		80,794
Total paid	1,139,159	768,023		745,538
Other changes:
Acquisition and reserve transfers	—	47,255	(1)	—
Net balance end of year	255,730	216,948		171,292
Add: reinsurance	163,671	117,502		155,341
Balance end of year	$419,401	$334,450		$326,633

(1)  This amount represents the net liability, before reinsurance, for unpaid claims as of December 31, 2013 for MONY Life Insurance Company. The claims activity from the acquisition date of October 1, 2013 through December 31, 2013 for MONY Life Insurance Company is not reflected in this chart.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.2% to 10% in 2014.

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or "Codification") Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 22, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

During 2013, the Company began marketing a new FIA product. These products are also deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance and are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these FIA products at fair value. As a result the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 22, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

During 2014, the Company began marketing a new indexed universal life ("IUL") product. These products are universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these IUL products at fair value. As a result the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 22, Fair Value of Financial Instruments. The host contract is accounted for as a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 49% — 80%. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2014, are subject to a dollar for dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2014, the GMDB reserve, including the impact of reinsurance was $21.7 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services — Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's fixed universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance Topic.

Reinsurance Allowances — Long-Duration Contracts — Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its "cost of reinsurance" to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services — Insurance Topic, "The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized." The Company's policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company's long-duration contracts, it is the Company's practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company's practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Not Yet Adopted

Accounting Standards Update ("ASU") No. 2014-08 — Reporting Discontinued Operations and Disclosure of Disposals of Components of an Entity. This Update changes the requirements for reporting discontinued operations and related disclosures. The Update limits the definition of a discontinued operation to disposals that represent "strategic shifts" that will have a major effect on an entity's operation and financial results. Additionally, the Update requires enhanced disclosures about the components of discontinued operations and the financial effects of the disposal. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2014. The Company is reviewing the additional disclosures required by the Update, and will apply the revised guidance to any disposals occurring after the effective date.

ASU No. 2014-09 — Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update is effective for annual and interim periods beginning after December 15, 2016. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2014-11 — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. This Update changes the requirements for classification of certain repurchase agreements, and will expand the use of secured borrowing accounting for repurchase-to-maturity transactions. In addition, the Update requires additional disclosures for repurchase agreements accounted for both as sales and as secured borrowings. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2014. The Update is not expected to impact the Company's financial position or results of operations, and the Company has reviewed its policies and processes to ensure compliance with the additional disclosure requirements.

ASU No. 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. This Update will require management to assess an entity's ability to continue as a going concern, and will require footnote disclosures in certain circumstances. Under the updated guidance, management should consider relevant conditions and evaluate whether it is probable that the entity will be unable to meet its obligations within one year after the issuance date of the financial statements. The Update is effective for annual periods ending December 31, 2016 and interim periods thereafter, with early adoption is permitted. The amendments in this Update will not impact the Company's financial position or results of operations. However, the new guidance will require a formal assessment of going concern by management based on criteria prescribed in the new guidance. The Company is reviewing its policies and processes to ensure compliance with the new guidance.

ASU No. 2014-17 — Business Combinations (Topic 805). This Update relates to "pushdown accounting", which refers to pushing down the acquirer's accounting and reporting basis (which is recognized in conjunction with its accounting for a business combination) to the acquiree's standalone financial statements. The new guidance makes pushdown accounting optional for an acquiree that is a business or nonprofit activity when there is a change-in- control event (e.g., the acquirer in a business combination obtains control over the acquiree). In addition, the staff of the SEC released Staff Accounting Bulletin ("SAB") No. 115, which rescinds SAB Topic 5J, "New Basis of Accounting Required in Certain Circumstances" (the SEC staff's pre-existing guidance on pushdown accounting) and conforms SEC guidance on pushdown accounting to the FASB's new guidance. The new pushdown accounting guidance became effective upon its issuance on November 18, 2014. Although now optional, the Company expects to apply pushdown accounting to its standalone financial statements effective with the Company becoming a wholly owned subsidiary of Dai-ichi Life on February 1, 2015.

ASU No. 2015-02 — Consolidation — Amendments to the Consolidation Analysis. This Update makes several targeted changes to generally accepted accounting principles, including a) eliminating the presumption that a general partner should consolidate a limited partnership and b) eliminating the consolidation model specific to limited partnerships. The amendments also clarify when fees and related party relationships should be considered in the consolidation of variable interest entities. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2015. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS

On October 1, 2013 the Company completed the acquisition contemplated by the master agreement (the "Master Agreement") dated April 10, 2013. Pursuant to that Master Agreement with AXA Financial, Inc. ("AXA") and AXA Equitable Financial Services, LLC ("AEFS"), the Company acquired the stock of MONY Life Insurance Company ("MONY") from AEFS and entered into a reinsurance agreement (the "Reinsurance Agreement") pursuant to which it reinsured on a 100% indemnity reinsurance basis certain business (the "MLOA Business") of MONY Life Insurance Company of America ("MLOA"). The final aggregate purchase price of MONY was $689 million. The ceding commission for the reinsurance of the MLOA Business was $370 million. Together, the purchase of MONY and reinsurance of the MLOA Business are hereto referred to as (the "MONY acquisition"). The MONY acquisition allowed the Company to invest its capital and increase the scale of its Acquisitions segment. The MONY acquisition business is comprised of traditional and universal life insurance policies and fixed and variable annuities, most of which were written prior to 2004.

The MONY acquisition was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. Within one year of the acquisition date, as a result of new information obtained about facts and circumstances that existed as of the acquisition date, the Company recorded certain measurement period adjustments to fixed maturities, mortgage loans, cash, accounts and premiums receivable, VOBA, other assets, deferred income taxes, future policy benefits and claims, other policyholders' funds, and other liabilities. These were customary adjustments that occurred during the normal course of reviewing and integrating the MONY acquisition. The net result on the amount of VOBA recorded by the Company in relation to the MONY acquisition was to decrease VOBA by approximately $14.0 million. This impact has been revised in the comparative consolidated balance sheet presented as of December 31, 2013. The Company has determined that the impact on amortization and other related amounts within the comparative interim and annual periods from that previously presented in the annual or interim consolidated condensed statements of income is immaterial. The amounts presented in the following table related to the MONY acquisition (presented as of the acquisition date of October 1, 2013) have been retrospectively revised for the aforementioned measurement period adjustments.

The following table summarizes the consideration paid for the acquisition and the determination of the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value As of October 1, 2013
(Dollars In Thousands)
Assets
Fixed maturities, at fair value	$6,557,853
Equity securities, at fair value	108,413
Mortgage loans	830,415
Policy loans	967,534
Short-term investments	130,963
Total investments	8,595,178

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS — (Continued)

Fair Value As of October 1, 2013
(Dollars In Thousands)
Cash	$216,164
Accrued investment income	114,695
Accounts and premiums receivable, net of allowance for uncollectible amounts	26,055
Reinsurance receivables	422,692
Value of business acquired	205,767
Other assets	5,104
Income tax receivable	21,197
Deferred income taxes	188,142
Separate account assets	195,452
Total assets	$9,990,446
Liabilities
Future policy benefits and claims	$7,645,969
Unearned premiums	3,066
Total policy liabilities and accruals	7,649,035
Annuity account balances	752,163
Other policyholders' funds	636,448
Other liabilities	66,124
Non-recourse funding obligation	2,548
Separate account liabilities	195,344
Total liabilities	9,301,662
Net assets acquired	$688,784

The following (unaudited) pro forma condensed consolidated results of operations assumes that the aforementioned acquisition was completed as of January 1, 2012:

	Unaudited For The Year Ended December 31,
	2013		2012
	(Dollars In Thousands)
Revenue	$4,245,388	(1)	$4,330,935
Net income	325,783	(2)	365,204

(1)  Includes $203.8 million of revenue recognized in the Company's net income for the year ended December 31, 2013.

(2)  Includes $27.9 million of pre-tax net income recognized by the Company for the year ended December 31, 2013.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the MONY acquisition as discussed in Note 3, Significant Acquisitions.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) ("AOCI")) at the acquisition date represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company has developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Summarized financial information for the Closed Block as of December 31, 2013 and December 31, 2014 is as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders' account balances and other	$6,138,505	$6,261,819
Policyholder dividend obligation	366,745	190,494
Other liabilities	53,838	1,259
Total closed block liabilities	6,559,088	6,453,572
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,524,037	4,113,829
Equity securities, available-for-sale, at fair value	5,387	5,223
Mortgage loans on real estate	448,855	601,959
Policy loans	771,120	802,013
Cash and other invested assets	30,984	140,577
Other assets	221,270	206,938
Total closed block assets	6,001,653	5,870,539
Excess of reported closed block liabilities over closed block assets	557,435	583,033
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of deferred tax benefit of $0 and $1,074 net of policyholder dividend obligation of $106,886 and $12,720	—	(1,994)
Future earnings to be recognized from closed block assets and closed block liabilities	$557,435	$581,039

Reconciliation of the policyholder dividend obligation for the years ending December 31, 2013 and 2014 is as follows:

	For The Year Ended December 31,
	2014	2013
	(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$190,494	$213,350
Applicable to net revenue (losses)	(910)	(10,136)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	177,161	(12,720)
Policyholder dividend obligation, end of period	$366,745	$190,494

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Closed Block revenues and expenses were as follows:

	For The Year Ended December 31,
	2014	2013
	(Dollars In Thousands)
Revenues
Premiums and other income	$212,765	$64,171
Net investment income	239,028	51,141
Net investment gains	10,528	9,252
Total revenues	462,321	124,564
Benefits and other deductions
Benefits and settlement expenses	417,667	113,564
Other operating expenses	674	548
Total benefits and other deductions	418,341	114,112
Net revenues before income taxes	43,980	10,452
Income tax expense	20,377	3,658
Net revenues	$23,603	$6,794

5.  DAI-ICHI MERGER

On February 1, 2015 PLC, subsequent to required approvals from PLC's shareholders and relevant regulatory authorities, became a wholly owned subsidiary as contemplated by the Agreement and Plan of Merger (the "Merger Agreement") with Dai-ichi Life and DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life, which provides for the merger of DL Investment (Delaware), Inc. with and into PLC (the "Merger"), with PLC surviving the Merger as a wholly owned subsidiary of Dai-ichi Life. On February 1, 2015 each share of PLC's common stock outstanding was converted into the right to receive $70 per share, without interest, (the "Per Share Merger Consideration"). The aggregate cash consideration to be paid in connection with the Merger for the outstanding shares of common stock was approximately $5.6 billion.

The Merger resulted in the Company recognizing certain contingent or transaction related costs. Subsequent to the Merger, the Company will apply "pushdown" accounting by applying the guidance allowed by ASC 805, Business Combinations, including the initial recognition of most of the Company's assets and liabilities at fair value as of the acquisition date, and similarly goodwill calculated and recognized based on the terms of the transaction and the new basis of net assets of the Company. The new basis of accounting will be the basis of the accounting records in the preparation of future financial statements and related disclosures.

Treatment of Benefit Plans

At or immediately prior to the Merger, each stock appreciation right with respect to shares of PLC's Common Stock granted under any Stock Plan (each, a "SAR") that was outstanding and unexercised immediately prior to the Merger and that had a base price per share of Common Stock underlying such SAR (the "Base Price") that was less than the Per Share Merger Consideration (each such SAR, an

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  DAI-ICHI MERGER — (Continued)

"In-the-Money SAR"), whether or not exercisable or vested, was cancelled and converted into the right to receive an amount in cash less any applicable withholding taxes, determined by multiplying (i) the excess of the Per Share Merger Consideration over the Base Price of such In-the-Money SAR by (ii) the number of shares of PLC's Common Stock subject to such In- the-Money SAR (such amount, the "SAR Consideration").

At or immediately prior to the effective time of the merger, each restricted stock unit with respect to a share of Common Stock granted under any Stock Plan (each, a "RSU") that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of RSUs.

The number of performance shares earned for each award of performance shares granted under any Stock Plan will be calculated by determining the number of performance shares that would have been paid if the subject award period had ended on the December 31 immediately preceding the Merger (based on the conditions set for payment of performance share awards for the subject award period), provided that the number of performance shares earned for each award were not less than the aggregate number of performance shares at the target performance level. Each performance share earned that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of Performance Shares.

6.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Fixed maturities	$1,711,722	$1,508,924	$1,453,018
Equity securities	41,533	26,735	20,740
Mortgage loans	360,778	333,093	349,845
Investment real estate	4,483	3,555	3,289
Short-term investments	109,592	72,433	62,887
	2,228,108	1,944,740	1,889,779
Other investment expenses	130,095	108,552	100,441
Net investment income	$2,098,013	$1,836,188	$1,789,338

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Fixed maturities	$75,074	$63,161	$67,669
Equity securities	495	3,276	(45)
Impairments on fixed maturity securities	(7,275)	(19,100)	(58,144)
Impairments on equity securities	—	(3,347)	—
Modco trading portfolio	142,016	(178,134)	177,986
Other investments	(12,283)	(9,840)	(12,774)
Total realized gains (losses) — investments	$198,027	$(143,984)	$174,692

For the year ended December 31, 2014, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $76.7 million and gross realized losses were $8.1 million, including $6.9 million of impairment losses. For the year ended December 31, 2013, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $72.6 million and gross realized losses were $27.9 million, including $21.7 million of impairment losses. For the year ended December 31, 2012, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $73.2 million and gross realized losses were $60.3 million, including $54.7 million of impairment losses.

For the year ended December 31, 2014, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.7 billion. The gain realized on the sale of these securities was $76.7 million. For the year ended December 31, 2013, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.3 billion. The gain realized on the sale of these securities was $72.6 million. For the year ended December 31, 2012, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.6 billion. The gain realized on the sale of these securities was $73.2 million.

For the year ended December 31, 2014, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $22.9 million. The loss realized on the sale of these securities was $1.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2013, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $398.2 million. The loss realized on the sale of these securities was $6.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2012, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $38.0 million. The loss realized on the sale of these securities was $5.6 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
2014
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,374,141	$56,381	$(12,264)	$1,418,258	$6,404
Commercial mortgage-backed securities	1,119,979	59,637	(2,364)	1,177,252	—
Other asset-backed securities	857,365	17,961	(35,950)	839,376	(95)
U.S. government-related securities	1,394,028	44,149	(9,282)	1,428,895	—
Other government-related securities	16,939	3,233	—	20,172	—
States, municipals, and political subdivisions	1,391,526	296,594	(431)	1,687,689	—
Corporate bonds	24,744,050	2,760,703	(138,975)	27,365,778	—
	30,898,028	3,238,658	(199,266)	33,937,420	6,309
Equity securities	713,813	35,646	(14,153)	735,306	—
Short-term investments	151,572	—	—	151,572	—
	$31,763,413	$3,274,304	$(213,419)	$34,824,298	$6,309
2013
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,435,349	$34,255	$(24,536)	$1,445,068	$979
Commercial mortgage-backed securities	963,461	26,900	(19,705)	970,656	—
Other asset-backed securities	926,396	15,135	(69,548)	871,983	(51)
U.S. government-related securities	1,529,818	32,150	(54,078)	1,507,890	—
Other government-related securities	49,171	2,257	(1)	51,427	—
States, municipals, and political subdivisions	1,315,457	103,663	(8,291)	1,410,829	—
Corporate bonds	24,630,156	1,510,233	(391,813)	25,748,576	—
	30,849,808	1,724,593	(567,972)	32,006,429	928
Equity securities	611,473	6,068	(36,332)	581,209	—
Short-term investments	80,582	—	—	80,582	—
	$31,541,863	$1,730,661	$(604,304)	$32,668,220	$928

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, 2014 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI
2014
Fixed maturities:
Other	$435,000	$50,422	$—	$485,422	$—
	$435,000	$50,422	$—	$485,422	$—
2013
Fixed maturities:
Other	$365,000	$—	$(29,324)	$335,676	$—
	$365,000	$—	$(29,324)	$335,676	$—

During the year ended December 31, 2014 and 2013, the Company did not record any other-than-temporary impairments on held-to-maturity securities. The Company's held-to-maturity securities did not have any gross unrecognized holding losses for the year ended December 31, 2014 and $29.3 million for the year ended December 31, 2013. The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings, financial health of the issuer, continued access of the issuer to capital markets and other pertinent information.

As of December 31, 2014 and 2013, the Company had an additional $2.8 billion and $2.8 billion of fixed maturities, $21.5 million and $21.2 million of equity securities, and $95.1 million and $52.4 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2014, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-Sale		Held-to-Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$1,033,959	$1,045,159	$—	$—
Due after one year through five years	7,084,156	7,547,483	—	—
Due after five years through ten years	6,203,383	6,519,436	—	—
Due after ten years	16,576,530	18,825,342	435,000	485,422
	$30,898,028	$33,937,420	$435,000	$485,422

During the year ended December 31, 2014, the Company recorded pre-tax other-than-temporary impairments of investments of $2.6 million, all of which were related to fixed maturities. Credit impairments recorded in earnings during the year ended December 31, 2014, were $7.3 million. During the year ended December 31, 2014, $4.7 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. There were no other-than-temporary

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2014.

During the year ended December 31, 2013, the Company recorded pre-tax other-than-temporary impairments of investments of $10.9 million, of which $7.6 million were related to fixed maturities and $3.3 million were related to equity securities. Credit impairments recorded in earnings during the year ended December 31, 2013, were $22.4 million. During the year ended December 31, 2013, $11.5 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2013.

During the year ended December 31, 2012, the Company recorded pre-tax other-than-temporary impairments of investments of $67.1 million all of which were related to fixed maturities. Of the $67.1 million of impairments for the year ended December 31, 2012, $58.1 million were recorded in earnings and $9.0 million were recorded in other comprehensive income (loss). There were no impairments related to equity securities. For the year ended December 31, 2012, there were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell.

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Beginning balance	$41,674	$121,237	$69,476
Additions for newly impaired securities	—	3,516	26,544
Additions for previously impaired securities	2,263	12,066	25,217
Reductions for previously impaired securities due to a change in expected cash flows	(28,474)	(87,908)	—
Reductions for previously impaired securities that were sold in the current period	—	(7,237)	—
Other	—	—	—
Ending balance	$15,463	$41,674	$121,237

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$165,877	$(9,547)	$67,301	$(2,717)	$233,178	$(12,264)
Commercial mortgage- backed securities	49,908	(334)	102,529	(2,030)	152,437	(2,364)
Other asset-backed securities	108,665	(6,473)	537,488	(29,477)	646,153	(35,950)
U.S. government-related securities	231,917	(3,868)	280,803	(5,414)	512,720	(9,282)
Other government-related securities	—	—	—	—	—	—
States, municipalities, and political subdivisions	1,905	(134)	10,481	(297)	12,386	(431)
Corporate bonds	1,657,103	(76,285)	776,863	(62,690)	2,433,966	(138,975)
Equities	17,430	(218)	129,509	(13,935)	146,939	(14,153)
	$2,232,805	$(96,859)	$1,904,974	$(116,560)	$4,137,779	$(213,419)

RMBS have a gross unrealized loss greater than twelve months of $2.7 million as of December 31, 2014. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

CMBS have a gross unrealized loss greater than twelve months of $2.0 million as of December 31, 2014. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $29.5 million as of December 31, 2014. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S. government-related category has gross unrealized losses greater than twelve months of $5.4 million as of December 31, 2014. These declines were entirely related to changes in interest rates.

The corporate bonds category has gross unrealized losses greater than twelve months of $62.7 million as of December 31, 2014. The aggregate decline in market value of these securities was deemed

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category has a gross unrealized loss greater than twelve months of $14.0 million as of December 31, 2014. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2013:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$332,812	$(14,050)	$209,818	$(10,486)	$542,630	$(24,536)
Commercial mortgage- backed securities	429,228	(18,467)	13,840	(1,238)	443,068	(19,705)
Other asset-backed securities	175,846	(14,555)	497,512	(54,993)	673,358	(69,548)
U.S. government-related securities	891,698	(53,508)	6,038	(570)	897,736	(54,078)
Other government-related securities	10,161	(1)	—	—	10,161	(1)
States, municipalities, and political subdivisions	172,157	(8,113)	335	(178)	172,492	(8,291)
Corporate bonds	7,480,163	(353,069)	271,535	(38,744)	7,751,698	(391,813)
Equities	376,776	(27,861)	21,764	(8,471)	398,540	(36,332)
	$9,868,841	$(489,624)	$1,020,842	$(114,680)	$10,889,683	$(604,304)

RMBS had a gross unrealized loss greater than twelve months of $10.5 million as of December 31, 2013. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

CMBS had a gross unrealized loss greater than twelve months of $1.2 million as of December 31, 2013. Factors such as the credit enhancement within the deal structure, the average life of the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities had a gross unrealized loss greater than twelve months of $55.0 million as of December 31, 2013. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the FFELP. These unrealized losses have occurred within the Company's ARS portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate bonds category had gross unrealized losses less than and greater than twelve months of $353.1 million and $38.7 million, respectively, as of December 31, 2013. The aggregate decline in market value of these securities was deemed temporary due to positive factor supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category had a gross unrealized loss greater than twelve months of $8.5 million as of December 31, 2013. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

As of December 31, 2014, the Company had securities in its available-for-sale portfolio which were rated below investment grade of $1.6 billion and had an amortized cost of $1.6 billion. In addition, included in the Company's trading portfolio, the Company held $315.1 million of securities which were rated below investment grade. Approximately $360.1 million of the below investment grade securities were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Fixed maturities	$1,224,248	$(1,269,277)	$819,152
Equity securities	33,642	(20,899)	8,484

The Company held $9.0 million of non-income producing securities for the year ended December 31, 2014.

Included in the Company's invested assets are $1.8 billion of policy loans as of December 31, 2014. The interest rates on standard policy loans range from 3.0% to 13.64%. The collateral loans on life insurance policies have an interest rate of 13.64%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that continued to be classified as a VIE as of December 31, 2014 and December 31, 2013. The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 9, Debt and Other Obligations. The Company had the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC has guaranteed the VIE's payment obligation for the credit enhancement fee to the unrelated third party provider. As of December 31, 2014 no payments have been made or required related to this guarantee.

7.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2014, the Company's mortgage loan holdings were approximately $5.1 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes that this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's mortgage loans portfolio was underwritten and funded by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2014:

Type	Percentage of Mortgage Loans on Real Estate
Retail	61.7%
Office Buildings	13.3
Apartments	9.6
Warehouses	7.8
Other	7.6
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.2% of mortgage loans. Approximately 71.8% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	10.1%
Alabama	8.2
Georgia	8.0
Florida	7.3
Tennessee	6.6
South Carolina	4.8
North Carolina	4.5
Utah	4.2
New York	4.2
Ohio	4.0
California	4.0
Virginia	3.0
Michigan	2.9
71.8%

During 2014, the Company funded approximately $869.7 million of new loans, with an average loan size of $5.8 million. The average size mortgage loan in the portfolio as of December 31, 2014, was $2.8 million, and the weighted-average interest rate was 5.72%. The largest single mortgage loan was $50.0 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

Many of the mortgage loans have call options or interest rate reset options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options or increase the interest rates on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $243.6 million would become due in 2015, $961.8 million in 2016 through 2020, $392.6 million in 2021 through 2025, and $120.8 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2014 and December 31, 2013, approximately $553.6 million and $666.6 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the year ended December 31, 2014 and 2013, the Company recognized $16.7 million and $17.9 million of participating mortgage loan income, respectively.

As of December 31, 2014, approximately $24.5 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2014, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2014 included either the acceptance of assets in satisfaction of principal at a future date or the recognition of permanent impairments to principal, and were the result of agreements between the creditor and the debtor. During the year ended December 31, 2014, the Company accepted or agreed to accept assets of $33.0 million in satisfaction of $41.7 million of principal. The Company also identified one loan whose principal of $12.6 million was permanently impaired to a value of $7.3 million. These transactions resulted in realized losses of $10.3 million and a decrease in the Company's investment in mortgage loans net of existing allowances for mortgage loans losses. Of the mortgage loan transactions accounted for as troubled debt restructurings, $23.3 million remain on the Company's balance sheet as of December 31, 2014.

The Company's mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2014, $24.5 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or foreclosed and converted to real estate. Of the restructured loans, $1.5 million were nonperforming during the year ended December 31, 2014. The Company foreclosed on $1.2 million of nonperforming loans not subject to a pooling and servicing agreement during the year ended December 31, 2014.

As of December 31, 2014, none of the loans subject to a pooling and servicing agreement were nonperforming. The Company did not foreclose on any nonperforming loans subject to pooling and servicing agreement during the year ended December 31, 2014.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

As of December 31, 2014 and 2013, the Company had an allowance for mortgage loan credit losses of $5.7 million and $3.1 million, respectively. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Beginning balance	$3,130	$2,875
Charge offs	(675)	(6,838)
Recoveries	(2,600)	(1,016)
Provision	5,865	8,109
Ending balance	$5,720	$3,130

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart as of December 31:

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
2014
Commercial mortgage loans	$8,972	$—	$1,484	$10,456
Number of delinquent commercial mortgage loans	4	—	1	5
2013
Commercial mortgage loans	$14,368	$—	$2,208	$16,576
Number of delinquent commercial mortgage loans	8	—	1	9

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart as of December 31:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
2014
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	19,632	20,603	5,720	3,272	1,224	1,280
2013
Commercial mortgage loans:
With no related allowance recorded	$2,208	$2,208	$—	$2,208	$31	$—
With an allowance recorded	21,288	21,281	3,130	5,322	304	304

Mortgage loans that were modified in a troubled debt restructuring were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(Dollars In Thousands)
2014
Troubled debt restructuring:
Commercial mortgage loans	6	$28,648	$19,593

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Balance, beginning of period	$2,720,604	$2,493,729
Capitalization of commissions, sales, and issue expenses	293,672	345,885
Amortization	(194,517)	(112,117)
Change in unrealized investment gains and losses	(166,694)	(6,893)
Balance, end of period	$2,653,065	$2,720,604

Value of Business Acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Balance, beginning of period	$756,018	$731,627
Acquisitions(1)	—	49,643
Amortization	(113,803)	(42,543)
Change in unrealized gains and losses	(140,234)	17,291
Balance, end of period	$501,981	$756,018

(1)  Includes VOBA associated with the MONY acquisition of $205.7 million, offset by $156.1 million ceded to reinsurers.

As of February 1, 2015, the existing DAC and VOBA balance was written off in conjunction with the merger previously disclosed in Note 5, Dai-ichi Merger and in accordance with ASC Topic 805 — Business Combinations. Therefore, the disclosure of the expected amortization of VOBA over the next five years was excluded.

9.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2012	$35,615	$48,158	$83,773
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2013	32,517	48,158	80,675
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2014	$29,419	$48,158	$77,577

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  GOODWILL — (Continued)

During the year ended December 31, 2014 and 2013, the Company decreased its goodwill balance by approximately $3.1 million and $3.1 million, respectively. The decreases were due to an adjustment in the Acquisitions segment related to tax benefits realized during 2014 and 2013 on the portion of tax goodwill in excess of GAAP basis goodwill. See Note 2, Summary of Significant Accounting Policies for additional information.

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdrawal and is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GMWB were $9.7 billion as of December 31, 2014. For more information regarding the valuation of and income impact of GMWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 22, Fair Value of Financial Instruments, and Note 23, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.18%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience with attained age factors varying from 49% — 80%, lapse rates ranging from 2.2% — 33% (depending on product type and duration), and an average discount rate of 6.0%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $13.0 billion as of December 31, 2014. The total GMDB amount payable based on VA account balances as of December 31, 2014, was $108.6 million (including $93.1 million in the Annuities segment and $15.5 million in the Acquisitions segment) with a GMDB reserve of $21.4 million and $0.3 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2014 for the Company was 69.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC"), under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $11.6 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2014, was 65.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Beginning balance	$13,608	$19,606	$9,798
Incurred guarantee benefits	10,130	(3,133)	14,087
Less: Paid guarantee benefits	2,043	2,865	4,279
Ending balance	$21,695	$13,608	$19,606

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Equity mutual funds	$7,834,480	$7,984,198
Fixed income mutual funds	5,137,312	4,606,093
Total	$12,971,792	$12,590,291

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Deferred asset, beginning of period	$146,651	$143,949	$125,527
Amounts deferred	18,302	15,274	23,362
Amortization	(9,803)	(12,572)	(4,940)
Deferred asset, end of period	$155,150	$146,651	$143,949

11.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2014, the Company had reinsured approximately 51% of the face value of its life insurance in-force. The Company has reinsured approximately 22% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2014, 2013, or 2012 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Millions)
Direct life insurance in-force	$721,036	$726,697	$706,416
Amounts assumed from other companies	43,237	46,752	30,470
Amounts ceded to other companies	(388,890)	(416,809)	(444,951)
Net life insurance in-force	$375,383	$356,640	$291,935
Percentage of amount assumed to net	12%	13%	10%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2014:
Premiums and policy fees:
Life insurance	$2,603,956	$1,279,908	$349,934	$1,673,982	(1)	20.9
Accident/health insurance	81,037	42,741	20,804	59,100		35.2
Property and liability insurance	218,663	73,094	8,675	154,244		5.6
Total	$2,903,656	$1,395,743	$379,413	$1,887,326
For The Year Ended December 31, 2013:
Premiums and policy fees:
Life insurance	$2,371,871	$1,299,631	$306,921	$1,379,161	(1)	22.3
Accident/health insurance	45,262	20,011	24,291	49,542		49.0
Property and liability insurance	211,000	67,795	7,977	151,182		5.3
Total	$2,628,133	$1,387,437	$339,189	$1,579,885
For The Year Ended December 31, 2012:
Premiums and policy fees:
Life insurance	$2,226,614	$1,228,444	$281,711	$1,279,881	(1)	22.0
Accident/health insurance	38,873	12,065	29,413	56,221		52.3
Property and liability insurance	216,014	69,588	6,765	153,191		4.4
Total	$2,481,501	$1,310,097	$317,889	$1,489,293

(1)  Includes annuity policy fees of $92.8 million, $88.7 million, and $103.8 million for the years ended December 31, 2014, 2013, and 2012, respectively.

As of December 31, 2014 and 2013, policy and claim reserves relating to insurance ceded of $5.9 billion and $6.0 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2014 and 2013, the Company had paid $120.5 million and $79.7 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2014 and 2013, the Company had receivables of $65.8 million and $66.1 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $5.9 billion and $6.0 billion as of December 31, 2014 and 2013, respectively. These amounts include ceded reserve balances and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2014		2013
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$842.1	A	$819.3	A
Swiss Re Life & Health America, Inc.	820.9	A+	823.0	A+
Lincoln National Life Insurance Co.	556.3	A+	553.7	A+
Transamerica Life Insurance Co.	497.7	A+	531.1	A+
RGA Reinsurance Company	412.4	A+	419.1	A+
SCOR Global Life USA Reinsurance Company	411.8	A	402.7	A
American United Life Insurance Company	336.1	A+	342.2	A+
Scottish Re (U.S.), Inc.	298.0	NR	305.1	NR
Centre Reinsurance (Bermuda) Ltd	260.9	NR	281.6	NR
Employers Reassurance Corporation	254.3	A-	289.2	A-

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

12.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement that was in effect until February 2, 2015 (the "Credit Facility"), the Company and PLC had the ability to borrow on an unsecured basis up to an aggregate principal amount of $750 million. The Company had the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.0 billion. Balances outstanding under the Credit Facility accrued interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's senior unsecured long-term debt ("Senior Debt"), or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provided for a facility fee at a rate, 0.175%, that could vary with the ratings of PLC's Senior Debt and that was calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The Credit Facility provided that PLC was liable for the full amount of any obligations for

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility was July 17, 2017. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2014. The Company did not have an outstanding balance under the Credit Facility as of December 31, 2014. PLC had an outstanding balance of $450.0 million bearing interest at a rate of LIBOR plus 1.20% under the Credit Facility as of December 31, 2014. As of December 31, 2014, the Company had used $55.0 million of borrowing capacity by executing a Letter of Credit under the Credit Facility for the benefit of an affiliated captive reinsurance subsidiary of the Company. This Letter of Credit had not been drawn upon as of December 31, 2014.

On February 2, 2015, the Company and PLC amended and restated the Credit Facility (the "2015 Credit Facility"). Under the 2015 Credit Facility, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the 2015 Credit Facility be increased up to a maximum principal amount of $1.25 billion. Balances outstanding under the 2015 Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The 2015 Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the 2015 Credit Facility, whether used or unused. The facility fee rate was 0.15% on February 2, 2015, and was adjusted to 0.125% upon our subsequent ratings upgrade on February 2, 2015. The 2015 Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the 2015 Credit Facility. The maturity date of the 2015 Credit Facility is February 2, 2020. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility or the 2015 Credit Facility as of February 2, 2015. PLC had an outstanding balance of $390.0 million bearing interest at a rate of LIBOR plus 1.20% when the Credit Facility was amended and restated by the 2015 Credit Facility on February 2, 2015. The $55.0 million Letter of Credit, which the Company executed under the Credit Facility for the benefit of an affiliated captive reinsurance subsidiary of the Company, remained undrawn as of February 2, 2015.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had three series of non-recourse funding obligations with a total outstanding balance of $800 million as of December 31, 2014. PLC holds the entire outstanding balance of non-recourse funding obligations. The Series A1 non-recourse funding obligations have a balance of $400 million and accrue interest at a fixed rate of 7.375%, the Series A2 non-recourse funding obligations have a balance of $100 million and accrue interest at a fixed rate of 8%, and the Series A3 non-recourse funding obligations have a balance of $300 million and accrue interest at a fixed rate of 8.45%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations outstanding as of December 31, 2014. These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2014, securities related to $144.9 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $145.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $284.8 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II's investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2014, no payments have been made under these agreements and no amounts are collateralized by PLC under these agreements. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occurs annually during the first quarter pursuant to the terms on the support agreement. There are no support agreements between the Company and Golden Gate II.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company ("Golden Gate V"), a Vermont special purpose financial insurance company and Red Mountain, LLC ("Red Mountain"), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company ("WCL"). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2014, the principal balance of the Red Mountain note was $435 million. In connection with the transaction, PLC has entered into certain support agreements under which PLC guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $139.6 million and will be paid in annual installments through 2031. The support agreements provide that amounts would become payable by PLC if Golden Gate V's annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V, and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2014, no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $435 million outstanding non-recourse funding obligation as of December 31, 2014. This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding as of December 31, 2014, on a consolidated basis, are shown in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company(1)	$800,000	2037	7.86%
Golden Gate II Captive Insurance Company	290,248	2052	1.13%
Golden Gate V Vermont Captive Insurance Company(1)	435,000	2037	6.25%
MONY Life Insurance Company(1)	2,504	2024	6.63%
Total	$1,527,752

(1)  Fixed rate obligations

During 2014, consolidated subsidiaries of the Company repurchased $37.7 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $7.4 million pre-tax gain for the Company. For the year ended December 31, 2013, consolidated subsidiaries of the Company repurchased $68.5 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $15.4 million pre-tax gain for the Company. These gains are recorded in other income in the consolidated statements of income.

Letters of Credit

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the "LOC") in the initial amount of $505 million to a trust for the benefit of WCL. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the "First Amended and Restated Reimbursement Agreement"), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the "Second Amended and Restated Reimbursement Agreement"), which amended and restated the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions are met. On June 25, 2014, PLC entered into a Third Amended and Restated Reimbursement Agreement with UBS (the "Third Amended and Restated Reimbursement Agreement"), which amended and restated the Second Amended and Restated Reimbursement Agreement. Under the Third Amended and Restated Reimbursement Agreement, a new LOC in an initial amount of $915 million was issued by UBS in replacement of the existing LOC issued under the Second Amended and Restated Reimbursement Agreement. The term of the LOC was extended from October 1, 2023 to April 1, 2025, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $720 million to $935 million in 2015 if certain conditions are met. The LOC is held in trust for the benefit of WCL, and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 and on June 25, 2014 to include additional blocks of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. The LOC balance was $930 million as of December 31, 2014. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $935 million in 2015. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $122.5 million and will be paid in three installments with the last payment occurring in 2021, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Third Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if its annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Third Amended and Restated Reimbursement Agreement. As of December 31, 2014, no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. The LOC balance increased, in accordance with the terms of the Reimbursement Agreement, during each quarter of 2014 and was $750 million as of December 31, 2014. Subject to certain

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2014, no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operations and its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2014, the fair value of securities pledged under the repurchase program was $55.1 million and the repurchase obligation of $50.0 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 16 basis points). During the year ended December 31, 2014, the maximum balance outstanding at any one point in time related to these programs was $633.7 million. The average daily balance was $470.4 million (at an average borrowing rate of 11 basis points) during the year ended December 31, 2014. As of December 31, 2013, the Company had a $350.0 million outstanding balance related to such borrowings. During 2013, the maximum balance outstanding at any one point in time related to these programs was $815.0 million. The average daily balance was $496.9 million (at an average borrowing rate of 11 basis points) during the year ended December 31, 2013.

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $118.6 million, $111.4 million, and $92.9 million in 2014, 2013, and 2012, respectively. The $7.2 million unfavorable variance was primarily due to increased interest expense on the Golden Gate V non-recourse funding obligation of $4.2 million and $3.0 million increased interest expense primarily on Golden Gate III and Golden Gate IV letters of credit.

13.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 19 cities including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $10.8 million, $11.2 million, and $11.2 million for the years ended December 31, 2014, 2013, and 2012, respectively. The aggregate annualized rent was approximately $6.5 million for the year ended December 31, 2014. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2015	$5,911
2016	4,942
2017	2,750
2018	2,111
2019	1,879
Thereafter	7,488

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2015	$1,233
2016	1,236
2017	1,233
2018	76,208

As of December 31, 2014 and 2013, the Company had outstanding mortgage loan commitments of $537.7 million at an average rate of 4.61% and $322.8 million at an average rate of 4.93%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. In addition, from time to time, companies may be asked to contribute amounts beyond prescribed limits. Most insurance guaranty fund laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. The Company does not believe its insurance guaranty

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES — (Continued)

fund assessments will be materially different from amounts already provided for in the financial statements.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Publicly held companies in general and the financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such outcome will have an impact, either individually or in the aggregate, on its financial condition or results of operations that differs materially from the Company's established liabilities. Given the inherent difficulty in predicting the outcome of such matters, however, it is possible that an adverse outcome in certain such matters could be material to the Company's financial condition or results of operations for any particular reporting period.

The Company was audited by the IRS and the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable income. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. The case has followed normal procedure and is now under review at Congress' Joint Committee on Taxation. The Company believes the matter will conclude within the next twelve months. If the IRS prevails on every issue that it identified in this audit, and the Company does not litigate these issues, then the Company will make an income tax payment of approximately $136,000. However, this payment, if it were to occur, would not materially impact the Company or its effective tax rate.

Through the acquisition of MONY by the Company certain income tax credit carryforwards, which arose in MONY's pre-acquisition tax years, transferred to the Company. This transfer was in accordance with the applicable rules of the Internal Revenue Code and the related Regulations. In spite of this transfer, AXA, the former parent of the consolidated income tax return group in which

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES — (Continued)

MONY was a member, retains the right to utilize these credits in the future to offset future increases in its 2010 through 2013 tax liabilities. The Company had determined that, based on all information known as of the acquisition date and through the March 31, 2014 reporting date, it was probable that a loss of the utilization of these carryforwards had been incurred. Due to indemnification received from AXA during the quarter ending June 30, 2014, the probability of loss of these carryforwards has been eliminated. Accordingly, in the table summarizing the fair value of net assets acquired from the Acquisition, the amount of the deferred tax asset from the credit carryforwards is no longer offset by a liability.

Certain of the Company's insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and, with respect to one block of life insurance policies that is co-insured by a subsidiary of the Company, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits probable or reasonably estimable.

Certain of the Company's subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $3.5 million.

14.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SHAREOWNER'S EQUITY — (Continued)

noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2014, 2013, and 2012, PL&A paid no dividends to PLC on its preferred stock.

15.  STOCK-BASED COMPENSATION

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, 2008, and 2012, up to 9.5 million shares may be issued in payment of awards. Due to an existing change in control provision, the awards outstanding immediately prior to the Merger will be cancelled and converted into the right to receive an amount in cash. For more information refer to Note 5, Dai-ichi Merger.

Performance Shares

The criteria for payment of the 2014 performance awards is based on PLC's average operating return on average equity ("ROE") over a three- year period. If PLC's ROE is below 10.5%, no award is earned. If PLC's ROE is at or above 12.0%, the award maximum is earned.

The criteria for payment of the 2013 performance awards is based on PLC's average operating ROE over a three-year period. If PLC's ROE is below 10.0%, no award is earned. If PLC's ROE is at or above 11.5%, the award maximum is earned.

Performance shares are equivalent in value to one share of PLC's common stock times the award earned percentage payout. Performance share awards of 203,295 were issued during the year ended December 31, 2014 and 298,500 performance share awards were issued during the year ended December 31, 2013.

Performance share awards and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2014	203,295	$10,484
2013	298,500	9,328
2012	306,100	8,608
2011	191,100	5,433

Stock Appreciation Rights

Stock appreciation rights ("SARs") of PLC have been granted to certain officers to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs are exercisable either five years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2011	$22.27	2,274,229
SARs exercised / forfeited	22.60	(633,062)
Balance at December 31, 2012	$22.15	1,641,167
SARs exercised / forfeited	18.54	(336,066)
Balance at December 31, 2013	$23.08	1,305,101
SARs exercised / forfeited / expired	22.07	(1,147,473)
Balance at December 31, 2014	$30.41	157,628

The outstanding SARs as of December 31, 2014, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	10,000	1	10,000
43.46	22,300	3	22,300
38.59	52,000	4	52,000
3.50	46,110	5	46,110
18.36	27,218	6	27,218

There were no SARs issued for the years ended December 31, 2014, 2013, and 2012. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016.

Restricted Stock Units

Restricted stock units are awarded to participants and include certain restrictions relating to vesting periods. PLC issued 98,700 restricted stock units for the year ended December 31, 2014 and 166,850 restricted stock units for the year ended December 31, 2013. These awards had a total fair value at grant date of $5.1 million and $5.5 million, respectively. Approximately half of these restricted stock units vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $25.9 million, $15.7 million, and $10.3 million in 2014, 2013, and 2012, respectively. The Company recognized expense associated with PLC's stock-based compensation plans for compensations awarded to its employees of $6.5 million, $4.5 million, and $3.9 million in 2014, 2013, and 2012, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of shareowners'

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

equity, net of deferred taxes. As of December 31, 2014, the total compensation cost related to non-vested stock-based compensation not yet recognized was $27.0 million. Due to the Merger, the unrecognized stock compensation expense will be accelerated as of the date of the merger due to an existing change in control provision.

The following table provides information as of December 31, 2014, about equity compensation plans under which PLC's common stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2014(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2014(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2014(c)
Equity compensation plans approved by shareowners	1,960,959	(1)	$22.07 (3)	4,092,546 (4)
Equity compensation plans not approved by shareowners	193,720	(2)	Not applicable	Not applicable(5)
Total	2,154,679		$22.07	4,092,546

(1)  Includes the following number of shares: (a) 102,458 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 907,487 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2014); (c) 313,199 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 475,386 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers; and (e) 162,429 shares issuable with respect to stock equivalents representing previous awards under PLC's Stock Plan for Non-Employee Directors that the recipient deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)  Includes the following number of shares of common stock: (a) 152,709 shares issuable with respect to stock equivalents representing (i) stock awards to PLC's Directors before June 1, 2004 that the recipient deferred pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC's Directors deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 41,011 shares issuable with respect to stock equivalents pursuant to PLCs Deferred Compensation Plan for Officers.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents shares of common stock available for future issuance under the LTIP and PLC's Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007, with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 ("HATFA") was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced PLC's minimum required defined benefit plan contributions for the 2013 and 2014 plan years. PLC is evaluating the impact these changes will have on funding requirements in future years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2014, PLC contributed $9.0 million to its defined benefit pension plan for the 2013 plan year and $6.5 million to its defined benefit pension plan for the 2014

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

plan year. In addition, during January of 2015, PLC made a $2.2 million contribution to the defined benefit pension plan for the 2014 plan year. PLC has not yet determined what amount it will fund for the remainder of 2015, but estimates that the amount will be between $1 million and $10 million.

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2014	2013	2014	2013
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$249,453	$207,999	$47,368	$36,306
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$219,152	$223,319	$39,679	$42,971
Service cost	9,411	9,345	954	1,037
Interest cost	10,493	8,985	1,696	1,387
Amendments	—	—	—	—
Actuarial (gain) loss	38,110	(8,172)	9,153	(1,505)
Benefits paid	(9,835)	(14,325)	(1,907)	(4,211)
Projected benefit obligation at end of year	267,331	219,152	49,575	39,679
Change in plan assets:
Fair value of plan assets at beginning of year	180,173	152,187	—	—
Actual return on plan assets	17,921	33,368	—	—
Employer contributions(1)	15,513	8,943	1,907	4,211
Benefits paid	(9,835)	(14,325)	(1,907)	(4,211)
Fair value of plan assets at end of year	203,772	180,173	—	—
After reflecting FASB guidance:
Funded status	(63,559)	(38,979)	(49,575)	(39,679)
Amounts recognized in the balance sheet:
Other liabilities	(63,559)	(38,979)	(49,575)	(39,679)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	80,430	54,897	20,983	13,346
Prior service cost/(credit)	(1,033)	(1,425)	24	36
Total	$79,397	$53,472	$21,007	$13,382

(1)  Employer contributions disclosed are based on PLC's fiscal filing year

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2014		2013	2014		2013
Discount rate	3.95%		4.86%	3.65%		4.30%
Rate of compensation increase	4.75 3.75% for age 40 and above	% prior to age 40	3.0	4.75 3.75% for age 40 and above	% prior to age 40	4.0
Expected long-term return on plan assets	7.5		7.5	N/A		N/A

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2014	2013	2012	2014	2013	2012
Discount rate	4.86%	4.07%	4.62%	4.30%	3.37%	4.07%
Rates of compensation increase	3.0	3.0	2.5 - 3.0	4.0	4.0	3.5 - 4.0
Expected long-term return on plan assets	7.5	7.5	7.75	N/A	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Components of the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2014	2013	2012	2014	2013	2012
	(Dollars In Thousands)
Service cost — benefits earned during the period	$9,411	$9,345	$9,145	$954	$1,037	$867
Interest cost on projected benefit obligation	10,493	8,985	8,977	1,696	1,387	1,473
Expected return on plan assets	(12,166)	(11,013)	(10,916)	—	—	—
Amortization of prior service cost/(credit)	(392)	(392)	(392)	12	12	12
Amortization of actuarial losses(1)	6,821	9,631	7,749	1,516	1,792	1,300
Preliminary net periodic benefit cost	14,167	16,556	14,563	4,178	4,228	3,652
Settlement/curtailment expense(2)	—	—	—	—	928	—
Total net periodic benefit cost	$14,167	$16,556	$14,563	$4,178	$5,156	$3,652

(1)  2014 average remaining service period used is 8.10 years and 7.51 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)  The unfunded excess pension plan triggered settlement accounting for the year ended December 31, 2013 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The estimated net actuarial loss/(gain), prior service cost/(credit), and transition obligation/(asset) for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2015 is as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
Net actuarial loss/(gain)	$7,603	$1,901
Prior service cost/(credit)	(392)	12
Transition obligation/(asset)	—	—

The amortization of any prior service cost is determined using a straight-line amortization of the cost over the average remaining service period of employees expected to receive benefits under the Plan.

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

Asset Category	Target Allocation for 2015	2014	2013
Cash and cash equivalents	2%	4%	2%
Equity securities	60	62	64
Fixed income	38	34	34
Total	100%	100%	100%

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre- July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan's cash is invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with the Company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Plan assets of the defined benefit pension plan by category as of December 31, are as follows:

	As of December 31,
Asset Category	2014	2013
	(Dollars In Thousands)
Cash and cash equivalents	$7,968	$3,052
Equity securities:
Collective Russell 3000 equity index fund	79,660	74,753
Fidelity Spartan 500 index fund	51,848	45,632
Fixed income	64,296	56,736
Total investments	203,772	180,173
Employer contribution receivable	2,165	2,314
Total	$205,937	$182,487

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$7,968	$—	$—	$7,968
Collective investment funds:
Equity index funds	51,848	79,660	—	131,508
Group deposit administration annuity contract	—	—	64,296	64,296
Total investments	$59,816	$79,660	$64,296	$203,772

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,052	$—	$—	$3,052
Collective investment funds:
Equity index funds	45,632	74,753	—	120,385
Group deposit administration annuity contract	—	—	56,736	56,736
Total investments	$48,684	$74,753	$56,736	$180,173

For the year ended December 31, 2014, $4.5 million was transferred into Level 3 from Level 2. For the year ended December 31, 2013, $4.0 million was transferred into Level 3 from Level 2. These transfers were made to maintain an acceptable asset allocation as set by PLC's investment policy.

For the year ended December 31, 2014 and 2013, there were no transfers between Level 1 and Level 2.

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2014 and 2013, respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
As of December 31, 2014:
Collective short-term investment fund	$7,968	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	79,660	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	51,848	Not Applicable	Daily	1 day
As of December 31, 2013:
Collective short-term investment fund	$3,052	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	74,753	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	45,632	Not Applicable	Daily	1 day

(1)  Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

A reconciliation of the beginning and ending balances for the fair value measurements for which significant unobservable inputs (Level 3) have been used is as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Balance, beginning of year	$56,736	$50,032
Interest income	3,060	2,704
Transfers from collective short-term investments fund	4,500	4,000
Transfers to collective short-term investments fund	—	—
Balance, end of year	$64,296	$56,736

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table represents the Plan's Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2014:

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$64,296	Contract Value	Contract Rate	5.28	% - 5.47%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2015	$15,055	$4,016
2016	15,243	4,036
2017	16,957	5,610
2018	16,515	4,005
2019	19,014	4,303
2020-2024	97,137	17,800

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2014 and 2013, the accumulated postretirement benefit obligation associated with these benefits was $0.2 million and $0.4 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$447	$788
Service cost	2	4
Interest cost	4	5
Actuarial (gain)/loss	30	29
Plan participant contributions	254	289
Benefits paid	(490)	(668)
Benefit obligation, end of year	$247	$447

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

For the retiree medical plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2014, is 1.27% and 1.26%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2014 and 2013, PLC's liability related to this benefit was less than $0.1 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$8,653	$10,070
Service cost	97	144
Interest cost	416	405
Actuarial (gain)/loss	694	(1,620)
Benefits paid	(572)	(346)
Benefit obligation, end of year	$9,288	$8,653

For the postretirement life insurance plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2014, is 4.21% and 5.05%, respectively.

PLC's expected long-term rate of return assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2014, is 3.14% and 3.13%, respectively. To determine an appropriate long-term rate of return assumption, PLC utilized 20 year average and annualized return results on the Barclay's short treasury index.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC's postretirement life insurance plan is as follows:

	For The Year Ended December 31,
Category of Investment	2014	2013	2012
	(Dollars In Thousands)
Money Market Fund	$5,925	$6,156	$6,174

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$5,925	$—	$—	$5,925

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,156	$—	$—	$6,156

For the year ended December 31, 2014 and 2013, there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($17,500 for 2014). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($5,500 for 2014). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2014 and 2013, PLC recorded an expense of $6.3 million and $6.0 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.4 million, $0.5 million, and $0.4 million, respectively, in 2014, 2013, and 2012.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2014, the plans had 1,109,595 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowners' equity. On February 1, 2015, PLC became a wholly subsidiary of Dai-ichi Life and PLC's stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of accumulated other comprehensive income (loss) ("AOCI") as of December 31, 2014 and 2013.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2013	$540,201	$(1,235)	$538,966
Other comprehensive income (loss) before reclassifications	983,985	(2)	983,983
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	3,498	—	3,498
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(44,391)	1,155	(43,236)
Net current-period other comprehensive income (loss)	943,092	1,153	944,245
Ending Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211

(1)  See Reclassification table below for details.

(2)  These balances were offset by the impact of DAC and VOBA by $198.1 million and $397.5 million as of December 31, 2013 and 2014, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2012	$1,814,620	$(3,496)	$1,811,124
Other comprehensive income (loss) before reclassifications	(1,250,416)	734	(1,249,682)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	4,591	—	4,591
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(28,594)	1,527	(27,067)
Net current-period other comprehensive income (loss)	(1,274,419)	2,261	(1,272,158)
Ending Balance, December 31, 2013	$540,201	$(1,235)	$538,966

(1)  See Reclassification table below for details.

(2)  These balances were offset by the impact of DAC and VOBA by $204.9 million and $198.1 million as of December 31, 2012 and 2013, respectively.

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2014 and 2013.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
For The Year Ended December 31, 2014
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(1,777)	reinsurance ceded
	(1,777)	Total before tax
	622	Tax (expense) or benefit
	$(1,155)	Net of tax
Unrealized gains and losses on available-for-sale securities
Realized investment gains (losses):
Net investment gains/losses	$75,569	All other investments
Impairments recognized in earnings	(7,275)	Net impairment losses recognized in earnings
	68,294	Total before tax
	(23,903)	Tax (expense) or benefit
	$44,391	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
For The Year Ended December 31, 2013
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(2,349)	reinsurance ceded
	(2,349)	Total before tax
	822	Tax (expense) or benefit
	$(1,527)	Net of tax
Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$66,437	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(22,447)	Net impairment losses recognized in earnings
	43,990	Total before tax
	(15,396)	Tax (expense) or benefit
	$28,594	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

18.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2014	2013	2012
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
State income taxes	0.5	0.4	0.4
Investment income not subject to tax	(2.7)	(4.4)	(3.1)
Uncertain tax positions	0.5	0.1	0.2
Other	0.1	(0.1)	0.4
	33.4%	31.0%	32.9%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Current income tax expense:
Federal	$176,238	$(18,076)	$78,510
State	5,525	(222)	2,496
Total current	$181,763	$(18,298)	$81,006
Deferred income tax expense:
Federal	$65,566	$149,288	$66,375
State	(491)	(93)	3,662
Total deferred	$65,075	$149,195	$70,037

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2014	2013
	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$154,720	$275,355
Loss and credit carryforwards	35,642	104,530
Deferred compensation	104,117	104,062
Invested assets (other than unrealized gains)	2,960	—
Valuation allowance	(791)	(780)
	296,648	483,167
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	1,073,499	1,034,614
Invested assets (other than unrealized gains)	—	147,446
Net unrealized gains (losses) on investments	798,529	290,062
Other	36,484	52,465
	1,908,512	1,524,587
Net deferred income tax liability	$(1,611,864)	$(1,041,420)

The Company's income tax returns, except for MONY which files separately, are included in PLC's consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA; they were not acquired by the Company in connection with the acquisition of MONY discussed in Note 3, Significant Acquisitions. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2014

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management's judgment, the gross deferred income tax asset as of December 31, 2014, will more likely than not be fully realized. The Company has recognized a valuation allowance of $1.2 million and $1.2 million as of December 31, 2014 and 2013, respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. Since there was no change in the valuation allowance, there were no impact to state income tax expense in 2014.

As of December 31, 2014 and 2013, some of the Company's fixed maturities were reported at an unrealized loss. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year's other taxable income. However, such a loss could be carried back and forward against prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity. As of December 31, 2014, the Company recorded a net unrealized gain on its fixed maturities.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2014	2013	2012
	(Dollars In Thousands)
Balance, beginning of period	$85,846	$74,335	$4,318
Additions for tax positions of the current year	57,392	7,464	9,465
Additions for tax positions of prior years	34,371	6,787	64,050
Reductions of tax positions of prior years:
Changes in judgment	(9,533)	(2,740)	(3,498)
Settlements during the period	—	—	—
Lapses of applicable statute of limitations	—	—	—
Balance, end of period	$168,076	$85,846	$74,335

Included in the balance above, as of December 31, 2014 and 2013, are approximately $157.3 million and $78.5 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $10.7 million and $7.4 million as of December 31, 2014 and as of December 31, 2013, respectively.

Any accrued interest related to the unrecognized tax benefits have been included in income tax expense. There were no amounts included in 2014, 2013 or 2012, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

associated with unrecognized tax benefits as of December 31, 2014 and 2013 (before taking into consideration the related income tax benefit that is associated with such an expense).

During 2012, an IRS audit concluded in which the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In January 2014, the Appeals Division completed its analysis and sent the Company's case to Congress' Joint Committee on Taxation for routine review. Although it cannot be certain, the Company believes this review process may conclude within the next 12 months. In addition, an examination of tax years 2008 through 2011 is currently underway. The Company believes that this examination may conclude within the next 12 months. It is possible, therefore, that in the next 12 months approximately $98.4 million of the unrecognized tax benefits on the above chart will be reduced due to the expected closure of the aforementioned Appeals process, the closing of the 2008 through 2011 examination, and the lapsing of various tax years' statutes of limitations. In general, these reductions would represent the Company's possible successful negotiation of certain issues, coupled with its payment of the assessed taxes on other issues. This possible scenario includes an assumption that the Company would pay the IRS-asserted deficiencies on issues that it loses at Appeals rather than litigating such issues. These assumed tax payments would not materially impact the Company or its effective tax rate.

During the 12 months ended December 31, 2014 and 2013, discussions with the IRS, related to their ongoing examination of tax years 2008 through 2011 prompted the Company overall to revise upward its measurement of unrecognized tax benefits. These changes underlying this overall increase were almost entirely related to timing issues. Therefore, aside from the cost of interest, such changes did not result in any impact on the Company's effective tax rate. In addition, during the 12 months ended December 31, 2013, the Company's uncertain tax position liability decreased in the amount of $2.7 million. This was caused by the interaction of certain limitations regarding the dividends-received deduction and changes to taxable income caused by other uncertain tax positions resulting from new technical guidance, etc. This led the Company to conclude that the full amount of the associated tax benefit was more than 50% likely to be realized.

In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2003.

19.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$117,776	$110,301	$92,175
Income taxes	159,724	(54,370)	77,665

20.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $4.9 million, $4.9 million, and $4.7 million for the years ended December 31, 2014, 2013, and 2012,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $206.3 million, $170.9 million, and $154.7 million for the years ended December 31, 2014, 2013, and 2012, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2014 and 2013 of $19.5 million and $27.6 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2014 or December 31, 2013.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $33.4 million, $40.0 million, and $59.1 million in 2014, 2013, and 2012, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $16.5 million, $16.4 million, and $13.0 million in 2014, 2013, and 2012, respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2014, PLC is the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of a new office building and parking deck. The synthetic lease was amended and restated as of January 11, 2007, and again on December 19, 2013, wherein as of December 31, 2014, PLC continues to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GMWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. Under this support agreement, the Company issued a $55 million Letter of Credit on December 31, 2014. No borrowings under this agreement were outstanding as of December 31, 2014. As of December 31, 2014, Shades Creek

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

As of December 31, 2012, Shades Creek was a direct wholly owned insurance subsidiary of the Company. On April 1, 2013, the Company paid to its parent, PLC, a dividend that consisted of all outstanding stock of Shades Creek. The Company will continue to reinsure guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum death benefits ("GMDB") riders to Shades Creek, which include a funds withheld account that is considered a derivative. For more information related to the derivative, refer to Note 22, Fair Value of Financial Instruments and Note 23, Derivative Financial Instruments. For cash flow purposes, portions of the dividend were treated as non-cash transactions.

The following balances from Shades Creek's balance sheet as of March 31, 2013 with the exception of cash, were excluded from the Company's cash flow statement for the year ended December 31, 2013:

As of March 31, 2013
(Dollars In Thousands)
Assets
Other long-term investments	$34,093
Short-term investments	745
Total investments	34,838
Cash	44,963
Accounts and premiums receivable	16,036
Deferred policy acquisition cost	123,847
Other assets	48,953
Total assets	$268,637
Liabilities
Future policy benefits and claims	$1,626
Other liabilities	178,321
Deferred income taxes	2,459
Total liabilities	182,406
Total equity	86,231
Total liabilities and equity	$268,637

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company's insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income for the Company was $554.2 million, $165.5 million, and $376.3 million for the year ended December 31, 2014, 2013 and 2012, respectively. Statutory capital and surplus for the Company was $3.5 billion and $2.9 billion as of December 31, 2014 and 2013, respectively.

The Company's insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2015 is approximately $138.4 million. Additionally, as of December 31, 2014, approximately $730.1 million of consolidated shareowner's equity, excluding net unrealized gains on investments, represented restricted net assets of the Company's insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2014, the Company's total adjusted capital and company action level RBC was $3.9 billion and $687.8 million, respectively, providing an RBC ratio of approximately 562%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2014, the Company's insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $45.3 million.

The states of domicile of the Company's insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance ("BOLI") separate account amounts at book value rather than at fair value.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects of the Company's statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2014	2013
	(Dollars In Millions)
Non-admission of goodwill	$(310)	$(311)
Total (net)	$(310)	$(311)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives", and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2014	2013
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,735	$1,415
Accounting for Red Mountain Note as admitted asset	$435	$365
Reserving based on state specific actuarial practices	$112	$105
Reserving difference related to a captive insurance company	$(87)	$(22)

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,418,255	$3	$1,418,258
Commercial mortgage-backed securities	—	1,177,252	—	1,177,252
Other asset-backed securities	—	275,415	563,961	839,376
U.S. government-related securities	1,165,188	263,707	—	1,428,895
State, municipalities, and political subdivisions	—	1,684,014	3,675	1,687,689
Other government-related securities	—	20,172	—	20,172
Corporate bonds	132	26,039,963	1,325,683	27,365,778
Total fixed maturity securities — available-for-sale	1,165,320	30,878,778	1,893,322	33,937,420

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Fixed maturity securities — trading Residential mortgage-backed securities	$—	$288,114	$—	$288,114
Commercial mortgage-backed securities	—	151,111	—	151,111
Other asset-backed securities	—	105,118	169,461	274,579
U.S. government-related securities	245,563	4,898	—	250,461
State, municipalities, and political subdivisions	—	325,446	—	325,446
Other government-related securities	—	57,032	—	57,032
Corporate bonds	—	1,447,333	24,744	1,472,077
Total fixed maturity securities — trading	245,563	2,379,052	194,205	2,818,820
Total fixed maturity securities	1,410,883	33,257,830	2,087,527	36,756,240
Equity securities	590,832	99,267	66,691	756,790
Other long-term investments(1)	119,997	106,079	44,625	270,701
Short-term investments	243,436	3,281	—	246,717
Total investments	2,365,148	33,466,457	2,198,843	38,030,448
Cash	268,286	—	—	268,286
Assets related to separate accounts
Variable annuity	13,157,429	—	—	13,157,429
Variable universal life	834,940	—	—	834,940
Total assets measured at fair value on a recurring basis	$16,625,803	$33,466,457	$2,198,843	$52,291,103
Liabilities:
Annuity account balances(2)	$—	$—	$97,825	$97,825
Other liabilities(1)	62,146	61,046	506,343	629,535
Total liabilities measured at fair value on a recurring basis	$62,146	$61,046	$604,168	$727,360

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,445,040	$28	$1,445,068
Commercial mortgage-backed securities	—	970,656	—	970,656
Other asset-backed securities	—	326,175	545,808	871,983
U.S. government-related securities	1,211,141	296,749	—	1,507,890
State, municipalities, and political subdivisions	—	1,407,154	3,675	1,410,829
Other government-related securities	—	51,427	—	51,427
Corporate bonds	107	24,198,529	1,549,940	25,748,576
Total fixed maturity securities — available-for-sale	1,211,248	28,695,730	2,099,451	32,006,429
Fixed maturity securities — trading Residential mortgage-backed securities	—	310,877	—	310,877
Commercial mortgage-backed securities	—	158,570	—	158,570
Other asset-backed securities	—	93,278	194,977	288,255
U.S. government-related securities	191,332	4,906	—	196,238
State, municipalities, and political subdivisions	—	260,892	—	260,892
Other government-related securities	—	57,097	—	57,097
Corporate bonds	—	1,497,362	29,199	1,526,561
Total fixed maturity securities — trading	191,332	2,382,982	224,176	2,798,490
Total fixed maturity securities	1,402,580	31,078,712	2,323,627	34,804,919
Equity securities	483,482	50,927	67,979	602,388
Other long-term investments(1)	56,469	54,965	98,886	210,320
Short-term investments	131,422	1,603	—	133,025
Total investments	2,073,953	31,186,207	2,490,492	35,750,652
Cash	345,579	—	—	345,579
Other assets	—	—	—	—
Assets related to separate accounts
Variable annuity	12,791,438	—	—	12,791,438
Variable universal life	783,618	—	—	783,618
Total assets measured at fair value on a recurring basis	$15,994,588	$31,186,207	$2,490,492	$49,671,287
Liabilities:
Annuity account balances(2)	$—	$—	$107,000	$107,000
Other liabilities(1)	30,241	191,182	233,738	455,161
Total liabilities measured at fair value on a recurring basis	$30,241	$191,182	$340,738	$562,161

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2014.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified to Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2014, the Company held $3.4 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2014, the Company held $733.4 million of Level 3 ABS, which included $564.0 million of other asset-backed securities classified as available-for-sale and $169.4 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Corporate Bonds, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2014, the Company classified approximately $29.8 billion of corporate bonds, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 bonds and securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the bonds and securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2014, the Company classified approximately $1.4 billion of bonds and securities as Level 3 valuations. Level 3 bonds and securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2014, the Company held approximately $166.0 million of equity securities classified as Level 2 and Level 3. Of this total, $66.0 million represents Federal Home Loan Bank ("FHLB") stock. The Company believes that the cost of the FHLB stock approximates fair value. The remainder of these equity securities is primarily investments in preferred stock.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 23, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2014, 78.8% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate and inflation swaps, options, and swaptions. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in "other long-term investments" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to Note 23, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near-term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 44.5% — 100%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified for

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

company experience, with attained age factors varying from 49% — 80%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life ("IUL") embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2008 VBT Primary Tables modified for company experience, with attained age factors varying from 37% — 74%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. The fair value of the embedded derivative is the difference between the statutory policy liabilities (net of policy loans) of $2.5 billion and the fair value of the trading securities of $2.8 billion. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company's subsidiaries have entered into interest support, a yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2014 was $6.1 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 23, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $4.2 million as of December 31, 2014. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

assessment of required payments from PLC under the Interest Support Agreement occurs annually. As of December 31, 2014, no payments have been triggered under this agreement.

The YRT Premium support agreement provides that PLC will make payments to Golden Gate II in the event that YRT premium rates increase. The derivative is valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of this derivative as of December 31, 2014 was $1.7 million. As of December 31, 2014, no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate V and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2014, was approximately $0.1 million. As of December 31, 2014, no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2014, was a liability of $57.3 million.

Annuity Account Balances

The Company records certain of its FIA reserves at fair value. The fair value is considered a Level 3 valuation. The FIA valuation model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done using multiple risk neutral stochastic equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed at least annually as a part of the formal unlocking process. If an event were to occur within a quarter that would make the assumptions unreasonable, the assumptions would be reviewed within the quarter.

The discount rate for the fixed indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2014, ranged from a one month rate of 0.30%, a 5 year rate of 2.37%, and a 30 year rate of 3.67%. A credit spread component is also included in the calculation to accommodate non-performance risk.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 563,752	Discounted cash flow	Liquidity premium Paydown rate	0.39% - 1.49% (0.69%) 9.70% - 15.80% (12.08%)
Corporate bonds	1,282,864	Discounted cash flow	Spread over treasury	0.33% - 7.50% (2.19%)
Liabilities:
Embedded derivatives — GMWB(1)	$ 25,927	Actuarial cash flow model	Mortality Lapse	44.5% to 100% of 1994 MGDB table 0.25% - 17%, depending on product/duration/funded status of guarantee
			Utilization	97% - 101%
			Nonperformance risk	0.12% - 0.96%
Annuity account balances(2)	97,825	Actuarial cash flow model	Asset earned rate	3.86% - 5.92%
			Expenses	$88 - $102 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.12% - 0.96%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 124,465	Actuarial cash flow model	Expenses	$83 - $97 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality Lapse	49% - 80% of 1994 MGDB table 2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.12% - 0.96%
Embedded derivative — IUL	6,691	Actuarial cash flow model	Mortality Lapse	37% - 74% of 2008 VBT Primary Tables 0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.12% - 0.96%

(1)  The fair value for the GMWB embedded derivative is presented as a net liability. Excludes modified coinsurance agreements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2014, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $237.2 million of financial instruments being classified as Level 3 as of December 31, 2014. Of the $237.2 million, $169.7 million are other asset-backed securities and $67.5 million are corporate bonds.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2014, the Company held $70.4 million of financial instruments where book value approximates fair value. Of the $70.4 million, $66.7 million represents equity securities, which are predominantly FHLB stock, and $3.7 million of other fixed maturity securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 545,808	Discounted cash flow	Liquidity premium Paydown rate	1.00% - 1.68%% (1.08%) 8.57% - 16.87% (12.05%)
Corporate bonds	1,555,898	Discounted cash flow	Spread over treasury	0.11% - 6.75% (2.06%)
Embedded derivatives — GMWB(1)	93,939	Actuarial cash flow model	Mortality Lapse	49% to 80% of 1994 MGDB table 0% - 24%, depending on product/duration/funded status of guarantee
			Utilization	97% - 103%
			Nonperformance risk	0.15% - 1.06%
Liabilities:
Annuity account balances(2)	$ 107,000	Actuarial cash flow model	Asset earned rate	5.37%
			Expenses	$88 - $102 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.15% - 1.06%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 25,324	Actuarial cash flow model	Expenses	$83 - $97 per policy
			Withdrawal rate	1.1% to 4.5% depending on duration and tax qualification
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.15% - 1.06%

(1)  The fair value for the GMWB embedded derivative is presented as a net asset. Excludes modified coinsurance arrangements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2013, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $216.0 million of financial instruments being classified as Level 3 as of December 31, 2013. Of the $216.0 million, $195.0 million are other asset backed securities and $21.0 million are corporate bonds.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2013, the Company held $73.9 million of financial instruments where book value approximates fair value. Of the $73.9 million, $68.0 million represents equity securities, which are predominantly FHLB stock, and $3.7 million of other fixed maturity securities, and $2.2 million of other corporate bonds.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increases.

The fair value of the GMWB embedded derivative is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GMWB where an increase in assumed utilization would result in an increase in the liability and conversely, if there is a decrease in the assumption, the liability would decrease.

The fair value of the FIA account balance liability is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2014, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$28	$—	$—	$—	$(1)
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	545,808	—	36,395	(248)	(8,033)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	1,549,940	1,183	67,955	(2)	(33,553)
Total fixed maturity securities — available-for-sale	2,099,451	1,183	104,350	(250)	(41,587)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	11	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	194,977	9,507	—	(5,508)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	29,199	1,294	—	(1,098)	—
Total fixed maturity securities — trading	224,176	10,812	—	(6,606)	—
Total fixed maturity securities	2,323,627	11,995	104,350	(6,856)	(41,587)
Equity securities		67,979	—	1,192	—
Other long-term investments(1)	98,886	4,979	—	(59,240)	—
Short-term investments	—	—	—	—	—
Total investments	2,490,492	16,974	105,542	(66,096)	(41,848)
Total assets measured at fair value on a recurring basis	$2,490,492	$16,974	$105,542	$(66,096)	$(41,848)
Liabilities:
Annuity account balances(2)	$107,000	$—	$—	$(4,307)	$—
Other liabilities(1)	233,738	22,547	—	(295,152)	—
Total liabilities measured at fair value on a recurring basis	$340,738	$22,547	$—	$(299,459)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2014, $31.0 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2014.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(24)	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(10,064)	—	—	—	103	563,961	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	139,029	(226,073)	—	—	(162,236)	(10,560)	1,325,683	—
Total fixed maturity securities — available-for-sale	139,029	(236,161)	—	—	(162,236)	(10,457)	1,893,322	—
Fixed maturity securities — trading
Residential mortgage-backed securities	842	—	—	—	(853)	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(30,462)	—	—	—	947	169,461	1,083
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	5,839	(10,770)	—	—	4	276	24,744	(121)
Total fixed maturity securities — trading	6,681	(41,232)	—	—	(849)	1,223	194,205	962
Total fixed maturity securities	145,710	(277,393)	—	—	(163,085)	(9,234)	2,087,527	962
Equity securities	(261)	9,551	(1,119)	—	—	(10,651)	66,691	—
Other long-term investments(1)	—	—	—	—	—	—	44,625	(54,261)
Short-term investments	—	—	—	—	—	—	—	—
Total investments	155,261	(278,512)	—	—	(173,736)	(9,234)	2,198,843	(53,299)
Total assets measured at fair value on a recurring basis	$155,261	$(278,512)	$—	$—	$(173,736)	$(9,234)	$2,198,843	$(53,299)
Liabilities:
Annuity account balances(2)	$—	$—	$685	$14,167	$—	$—	$97,825	$—
Other liabilities(1)	—	—	—	—	—	—	506,343	(272,605)
Total liabilities measured at fair value on a recurring basis	$—	$—	$685	$14,167	$—	$—	$604,168	$(272,605)

For the year ended December 31, 2014, $204.7 million of securities were transferred out of Level 3. This amount was transferred to Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2014, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2014, there were no transfers from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2013, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$4	$—	$1,310	$—	$(338)
Commercial mortgage-backed securities		—	—	—	—
Other asset-backed securities		596,143	—	44,620	(58,937)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	4,275	—	—	—	—
Other government-related securities	20,011	—	2	—	(3)
Corporate bonds	167,892	116	8,310	—	(20,118)
Total fixed maturity securities — available-for-sale	788,325	116	54,242	—	(79,396)
Fixed maturity securities — trading	—	—	—	(1)	—
Residential mortgage-backed securities
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	70,535	8,785	—	(5,947)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	(123)	—
Other government-related securities	—	—	—	—	—
Corporate bonds	115	1	—	(102)	—
Total fixed maturity securities — trading	70,650	8,786	—	(6,173)	—
Total fixed maturity securities	858,975	8,902	54,242	(6,173)	(79,396)
Equity securities		65,527	—	—	—
Other long-term investments(1)	48,655	100,441	—	(16,117)	—
Short-term investments	—	—	—	—	—
Total investments	973,157	109,343	54,242	(22,290)	(79,396)
Total assets measured at fair value on a recurring basis	$973,157	$109,343	$54,242	$(22,290)	$(79,396)
Liabilities:
Annuity account balances(2)	$129,468	$—	$—	$(8,029)	$—
Other liabilities(1)	611,437	295,910	—	(52,716)	—
Total liabilities measured at fair value on a recurring basis	$740,905	$295,910	$—	$(60,745)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2013, $771.6 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2013.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$14,349	$(23)	$—	$—	$(15,287)	$13	$28	$—
Commercial mortgage-backed securities	—	—	—	—	—		—	—
Other asset-backed securities	24,931	(62,760)	—	—	1,227	584	545,808	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	(600)	—	—	—	—	3,675	—
Other government-related securities	—	(20,000)	—	—	—	(10)	—	—
Corporate bonds	736,012	(67,431)	—	—	726,760	(1,601)	1,549,940	—
Total fixed maturity securities — available-for-sale	775,292	(150,814)	—	—	712,700	(1,014)	2,099,451	—
Fixed maturity securities — trading	1,582	(72)	—	—	(1,494)	(15)	—	—
Residential mortgage-backed securities
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	147,224	(29,344)	—	—	2,210	1,514	194,977	3,588
U.S. government-related securities	—	—	—	—	—		—	—
States, municipals and political subdivisions	3,500	—	—	—	(3,377)	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	4,880	(17)	—	—	24,312	10	29,199	(5)
Total fixed maturity securities — trading	157,186	(29,433)	—	—	21,651	1,509	224,176	3,583
Total fixed maturity securities	932,478	(180,247)	—	—	734,351	495	2,323,627	3,583
Equity securities	—	2,452	—	—	—	—	67,979	—
Other long-term investments(1)	—	—	—	—	—	(34,093)	98,886	84,324
Short-term investments	—	—	—	—	—	—	—	—
Total investments	934,930	(180,247)	—	—	734,351	(33,598)	2,490,492	87,907
Total assets measured at fair value on a recurring basis	$934,930	$(180,247)	$—	$—	$734,351	$(33,598)	$2,490,492	$87,907
Liabilities:
Annuity account balances(2)	$—	$—	$406	$30,903	$—	$—	$107,000	$—
Other liabilities(1)	—	—	—	—	—	134,505	233,738	242,411
Total liabilities measured at fair value on a recurring basis	$—	$—	$406	$30,903	$—	$134,505	$340,738	$242,411

For the year ended December 31, 2013, $37.2 million of securities were transferred out of Level 3. This amount was transferred into Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2013, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2013, there were no transfers from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		As of December 31,
		2014		2013
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$5,133,780	$5,524,059	$5,493,492	$5,956,133
Policy loans	3	1,758,237	1,758,237	1,815,744	1,815,744
Fixed maturities, held-to-maturity(1)	3	435,000	458,422	365,000	335,676
Liabilities:
Stable value product account balances	3	$1,959,488	$1,973,624	$2,559,552	$2,566,209
Annuity account balances	3	10,950,729	10,491,775	11,125,253	10,639,637
Debt:
Non-recourse funding obligations(2)	3	$1,527,752	$1,753,183	$1,495,448	$1,272,425

Except as noted below, fair values were estimated using quoted market prices.

(1)  Security purchased from unconsolidated subsidiary, Red Mountain LLC.

(2)  Of this carrying amount $435.0 million, fair value of $461.4 million, as of December 31, 2014, and $365.0 million, fair value of $321.5 million, as of December 31, 2013, relates to non-recourse funding obligations issued by Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

Stable Value Product and Annuity Account Balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

23.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI").

Derivatives Related to Risk Mitigation of Variable Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Funds Withheld Agreement

•  Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, a YRT premium support agreement, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated condensed balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  In connection with the issuance of inflation-adjusted funding agreements, the Company has entered into swaps to essentially convert the floating CPI-linked interest rate on these agreements to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate primarily determined by the period's change in the CPI. The amounts that are received on the swaps are almost equal to the amounts that are paid on the agreements.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility. No volatility future positions were held as of December 31, 2014.

•  The Company uses equity options, volatility swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products. In general, the cost of such benefits varies with the level of equity markets and overall volatility. No volatility option positions were held as of December 31, 2014.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products.

•  The Company markets certain VA products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•  The Company uses equity and volatility futures to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company uses equity options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•  The Company uses equity futures and options to mitigate the risk within its IUL contracts. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses certain interest rate swaps to mitigate the price volatility of fixed maturities. None of these positions were held as of December 31, 2014.

•  The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreement, and two portfolio maintenance agreements with PLC.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company is involved in various modified coinsurance which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures — VA	$27,801	$(31,216)	$21,138
Equity futures — VA	(26,104)	(52,640)	(50,797)
Currency futures — VA	14,433	(469)	(2,763)
Volatility futures — VA	—	—	(132)
Variance swaps — VA	(744)	(11,310)	(11,792)
Equity options — VA	(41,216)	(95,022)	(37,370)
Volatility options — VA	—	(115)	—
Interest rate swaptions — VA	(22,280)	1,575	(2,260)
Interest rate swaps — VA	214,164	(157,408)	3,264
Embedded derivative — GMWB	(119,844)	162,737	(22,120)
Funds withheld derivative	47,792	71,862	—
Total derivatives related to variable annuity contracts	94,002	(112,006)	(102,832)
Derivatives related to FIA contracts:
Embedded derivative — FIA	(16,932)	(942)	—
Equity futures — FIA	870	173	—
Volatility futures — FIA	20	(5)	—
Equity options — FIA	9,906	1,866	—
Total derivatives related to FIA contracts	(6,136)	1,092	—
Derivatives related to IUL contracts:
Embedded derivative- IUL	(8)	—	—
Equity futures — IUL	15	—	—
Equity options — IUL	150	—	—
Total derivatives related to IUL contracts	157	—	—
Embedded derivative — Modco reinsurance treaties	(105,276)	205,176	(132,816)
Interest rate swaps	—	2,985	(87)
Interest rate caps	—	—	(2,666)
Derivatives with PLC(1)	4,085	(15,072)	10,664
Other derivatives	(324)	(14)	(79)
Total realized gains (losses) — derivatives	$(13,492)	$82,161	$(227,816)

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the Modco trading portfolio that is included in realized investment gains (losses) — all other investments:

Realized investment gains (losses) — all other investments

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Modco trading portfolio(1)	$142,016	$(178,134)	$177,986

(1)  The Company elected to include the use of alternate disclosures for trading activities.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
		Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
For The Year Ended December 31, 2014
Inflation	$(4)	$(1,777)	$(223)
Total	$(4)	$(1,777)	$(223)
For The Year Ended December 31, 2013
Inflation	$1,130	$(2,349)	$(190)
Total	$1,130	$(2,349)	$(190)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2014		2013
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Derivatives not designated as hedging instruments:
Interest rate swaps	$1,550,000	$50,743	$200,000	$1,961
Derivatives with PLC(1)	1,497,010	6,077	1,464,164	1,993
Embedded derivative — Modco reinsurance treaties	25,760	1,051	80,376	1,517
Embedded derivative — GMWB	1,302,895	37,497	1,921,443	95,376
Interest rate futures	27,977	938
Equity futures	26,483	427	3,387	111
Currency futures	197,648	2,384	14,338	321
Equity options	1,921,167	163,212	1,376,205	78,277
Interest rate swaptions	625,000	8,012	625,000	30,291
Other	242	360	425	473
	$7,174,182	$270,701	$5,685,338	$210,320
Other liabilities
Cash flow hedges:
Inflation	$40,469	$142	$182,965	$1,865
Derivatives not designated as hedging instruments:
Interest rate swaps	275,000	3,599	1,230,000	153,322
Variance swaps	—	—	1,500	1,744
Embedded derivative — Modco reinsurance treaties	2,562,848	311,727	2,578,590	206,918
Funds withheld derivative	1,233,424	57,305	991,568	34,251
Embedded derivative — GMWB	1,702,899	63,460	104,180	1,496
Embedded derivative — FIA	749,933	124,465	244,424	25,324
Embedded derivative — IUL	12,019	6,691	—	—
Interest rate futures	—	—	322,902	5,221
Equity futures	385,256	15,069	164,595	6,595
Currency futures	—	—	118,008	840
Equity options	699,295	47,077	257,065	17,558
Other	—	—	230	27
	$7,661,143	$629,535	$6,196,027	$455,161

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

Based on the expected cash flows of the underlying hedged items, the Company expects to reclassify $0.1 million out of accumulated other comprehensive income (loss) into earnings during the next twelve months.

24.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 12, Debt and Other Obligations for details of the Company's repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2014:

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$225,716	$—	$225,716	$53,612	$73,935	$98,169
Total derivatives, subject to a master netting arrangement or similar arrangement	225,716	—	225,716	53,612	73,935	98,169
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	1,051	—	1,051	—	—	1,051
Embedded derivative — GMWB	37,497	—	37,497	—	—	37,497
Derivatives with PLC	6,077	—	6,077	—	—	6,077
Other	360	—	360	—	—	360
Total derivatives, not subject to a master netting arrangement or similar arrangement	44,985	—	44,985	—	—	44,985
Total derivatives	270,701	—	270,701	53,612	73,935	143,154
Total Assets	$270,701	$—	$270,701	$53,612	$73,935	$143,154

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$65,887	$—	$65,887	$53,612	$12,258	$17
Total derivatives, subject to a master netting arrangement or similar arrangement	65,887	—	65,887	53,612	12,258	17
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	311,727	—	311,727	—	—	311,727
Funds withheld derivative	57,305	—	57,305	—	—	57,305
Embedded derivative — GMWB	63,460	—	63,460	—	—	63,460
Embedded derivative — FIA	124,465	—	124,465	—	—	124,465
Embedded derivative — IUL	6,691	—	6,691	—	—	6,691
Total derivatives, not subject to a master netting arrangement or similar arrangement	563,648	—	563,648	—	—	563,648
Total derivatives	629,535	—	629,535	53,612	12,258	563,665
Repurchase agreements(1)	50,000	—	50,000	—	—	50,000
Total Liabilities	$679,535	$—	$679,535	$53,612	$12,258	$613,665

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2013.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$110,983	$—	$110,983	$52,487	$10,700	$47,796
Embedded derivative — Modco reinsurance treaties	1,517	—	1,517	—	—	1,517
Embedded derivative — GMWB	95,376	—	95,376	—	—	95,376
Total derivatives, subject to a master netting arrangement or similar arrangement	207,876	—	207,876	52,487	10,700	144,689
Total derivatives, not subject to a master netting arrangement or similar arrangement	2,444	—	2,444	—	—	2,444
Total derivatives	210,320	—	210,320	52,487	10,700	147,133
Total Assets	$210,320	$—	$210,320	$52,487	$10,700	$147,133

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$187,172	$—	$187,172	$52,487	$98,359	$36,326
Embedded derivative — Modco reinsurance treaties	206,918	—	206,918	—	—	206,918
Funds withheld derivative	34,251	—	34,251	—	—	34,251
Embedded derivative — GMWB	1,496	—	1,496	—	—	1,496
Embedded derivative — FIA	25,324	—	25,324	—	—	25,324
Total derivatives, subject to a master netting arrangement or similar arrangement	455,161	—	455,161	52,487	98,359	304,315
Total derivatives, not subject to a master netting arrangement or similar arrangement	—	—	—	—	—	—
Total derivatives	455,161	—	455,161	52,487	98,359	304,315
Repurchase agreements(1)	350,000	—	350,000	—	—	350,000
Total Liabilities	$805,161	$—	$805,161	$52,487	$98,359	$654,315

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

25.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, and independent marketing organizations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the SEC which offered notes to both institutional and retail investors.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and recreational vehicles. In addition, the segment markets a guaranteed asset protection ("GAP") product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income not assigned to the segments above (including the impact of carrying liquidity) and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various investment-related transactions, the operations of several small subsidiaries, and the repurchase of non-recourse funding obligations.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income and assets. Segment operating income (loss) is income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to DAC, VOBA, and benefits and settlement expenses. Operating earnings exclude changes in the GMWB embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and the related amortization of DAC attributed to each of these items.

Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. During the year ended December 31, 2013, the Company began allocating realized gains and losses to certain of its segments to better reflect the economics of the investments supporting those segments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

This change had no impact to segment operating income. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

There were no significant intersegment transactions during the year ended December 31, 2014, 2013, and 2012.

The following tables summarize financial information for the Company's segments:

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Revenues
Life Marketing	$1,421,795	$1,324,409	$1,233,654
Acquisitions	1,720,179	1,186,579	1,064,295
Annuities	785,176	569,004	610,489
Stable Value Products	127,708	122,974	123,274
Asset Protection	305,396	296,782	294,146
Corporate and Other	103,953	104,922	130,202
Total revenues	$4,464,207	$3,604,670	$3,456,060
Segment Operating Income (Loss)
Life Marketing	$116,875	$106,812	$102,114
Acquisitions	254,021	154,003	171,060
Annuities	204,015	166,278	117,778
Stable Value Products	73,354	80,561	60,329
Asset Protection	26,274	20,148	9,765
Corporate and Other	(99,048)	(74,620)	1,119
Total segment operating income	575,491	453,182	462,165
Realized investment (losses) gains — investments(1)	151,035	(140,236)	188,729
Realized investment (losses) gains — derivatives	12,263	109,553	(191,315)
Income tax expense	(246,838)	(130,897)	(151,043)
Net income	$491,951	$291,602	$308,536
Investment gains (losses)(2)	$198,027	$(143,984)	$174,692
Less: amortization related to DAC/VOBA and benefits and settlement expenses	46,992	(3,748)	(14,037)
Realized investment gains (losses) — investments	$151,035	$(140,236)	$188,729
Derivative gains (losses)(3)	$(13,492)	$82,161	$(227,816)
Less: VA GMWB economic cost	(25,755)	(27,392)	(36,501)
Realized investment gains (losses) — derivatives	$12,263	$109,553	$(191,315)
Net investment income
Life Marketing	$553,006	$521,219	$486,374
Acquisitions	874,653	617,298	550,334
Annuities	465,849	468,329	504,342
Stable Value Products	107,170	123,798	128,239
Asset Protection	18,830	19,046	19,698
Corporate and Other	78,505	86,498	100,351
Total net investment income	$2,098,013	$1,836,188	$1,789,338

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

	For The Year Ended December 31,
	2014	2013	2012
	(Dollars In Thousands)
Amortization of DAC and VOBA
Life Marketing	$175,807	$25,774	$45,079
Acquisitions	60,031	72,762	77,251
Annuities	47,448	31,498	45,319
Stable Value Products	380	398	947
Asset Protection	24,169	23,603	22,569
Corporate and Other	485	625	1,018
Total amortization of DAC and VOBA	$308,320	$154,660	$192,183

(1)  Includes credit related other-than-temporary impairments of $7.3 million, $22.4 million, and $58.1 million for the year ended December 31, 2014, 2013, and 2012, respectively.

(2)  Includes realized investment gains (losses) before related amortization.

(3)  Includes realized gains (losses) on derivatives before the VA GMWB economic cost.

	Operating Segment Assets As of December 31, 2014
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,858,491	$19,858,284	$20,678,948	$1,958,867
Deferred policy acquisition costs and value of business acquired	1,973,156	600,482	539,965	621
Goodwill	—	29,419	—	—
Total assets	$15,831,647	$20,488,185	$21,218,913	$1,959,488
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$832,887	$9,557,226	$14,792	$66,759,495
Deferred policy acquisition costs and value of business acquired	40,503	319	—	3,155,046
Goodwill	48,158	—	—	77,577
Total assets	$921,548	$9,557,545	$14,792	$69,992,118
	Operating Segment Assets As of December 31, 2013
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,135,914	$20,188,321	$20,029,310	$2,558,551
Deferred policy acquisition costs and value of business acquired	2,071,470	799,255	554,974	1,001
Goodwill	—	32,517	—	—
Total assets	$15,207,384	$21,020,093	$20,584,284	$2,559,552

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2013
	(Dollars In Thousands)
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$777,387	$8,006,256	$16,762	$64,712,501
Deferred policy acquisition costs and value of business acquired	49,276	646	—	3,476,622
Goodwill	48,158	—	—	80,675
Total assets	$874,821	$8,006,902	$16,762	$68,269,798

26.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the year ended December 31, 2014 and 2013 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowners' equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
2014
Premiums and policy fees	$812,323	$848,183	$755,300	$867,263
Reinsurance ceded	(333,506)	(348,255)	(283,104)	(430,878)
Net of reinsurance ceded	478,817	499,928	472,196	436,385
Net investment income	514,037	525,576	532,861	525,539
Realized investment gains (losses)	30,981	42,386	39,299	71,869
Other income	65,514	71,296	72,404	85,119
Total revenues	1,089,349	1,139,186	1,116,760	1,118,912
Total benefits and expenses	937,738	966,571	932,640	888,469
Income before income tax	151,611	172,615	184,120	230,443
Income tax expense	49,062	56,572	62,287	78,917
Net income	$102,549	$116,043	$121,833	$151,526

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

26.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
2013
Premiums and policy fees	$723,200	$752,752	$653,664	$837,706
Reinsurance ceded	(325,840)	(396,777)	(277,628)	(387,192)
Net of reinsurance ceded	397,360	355,975	376,036	450,514
Net investment income	439,012	447,064	434,772	515,340
Realized investment gains (losses)	(5,223)	(47,636)	4,263	(13,227)
Other income	54,434	60,638	65,523	69,825
Total revenues	885,583	816,041	880,594	1,022,452
Total benefits and expenses	775,769	737,114	767,239	902,049
Income before income tax	109,814	78,927	113,355	120,403
Income tax expense	35,936	25,923	37,107	31,931
Net income	$73,878	$53,004	$76,248	$88,472

27.  SUBSEQUENT EVENTS

On February 1, 2015, PLC announced the completion of the acquisition of PLC by Dai-ichi Life in accordance with the terms of the previously announced Agreement and Plan of Merger dated June 3, 2014, among PLC, Dai-ichi Life, and DL Investment (Delaware), Inc., a wholly owned subsidiary of Dai-ichi Life. As a result of the merger, each outstanding share of common stock of PLC was converted into the right to receive the Per Share Merger Consideration in cash, and PLC has become a wholly owned subsidiary of Dai-ichi Life, see also Note 5, Dai-ichi Merger. PLC's common stock has ceased trading, and was delisted from the New York Stock Exchange on February 13, 2015.

The Company has evaluated the effects of events subsequent to December 31, 2014, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
For The Year Ended December 31, 2014:
Life Marketing	$1,973,156	$14,077,360	$772,880	$349,698	$854,186	$553,006	$1,075,386	$175,807	$47,688	$151
Acquisitions	600,482	14,740,562	3,473	4,770,181	772,020	874,653	1,247,836	60,031	122,349	35,857
Annuities	539,965	1,015,928	120,850	7,190,908	75,446	465,849	314,488	47,448	115,643	—
Stable Value Products	621	—	—	1,959,488	—	107,170	35,559	380	1,413	—
Asset Protection	40,503	46,963	616,908	—	169,212	18,830	93,193	24,169	161,760	160,948
Corporate and Other	319	63,664	890	70,267	16,462	78,505	20,001	485	181,782	16,388
Total	$3,155,046	$29,944,477	$1,515,001	$14,340,542	$1,887,326	$2,098,013	$2,786,463	$308,320	$630,635	$213,344
For The Year Ended December 31, 2013:
Life Marketing	$2,071,470	$13,504,869	$812,929	$311,290	$796,109	$521,219	$1,143,132	$25,774	$46,263	$173
Acquisitions	799,255	15,112,574	4,680	4,734,487	519,477	617,298	851,386	72,762	78,244	24,781
Annuities	554,974	1,037,348	102,734	7,228,119	80,343	468,329	318,173	31,498	110,266	—
Stable Value Products	1,001	—	—	2,559,552	—	123,798	41,793	398	1,805	—
Asset Protection	49,276	49,362	578,755	1,556	165,807	19,046	97,174	23,603	155,857	157,629
Corporate and Other	646	67,805	1,296	64,181	18,149	86,498	22,330	625	161,088	18,141
Total	$3,476,622	$29,771,958	$1,500,394	$14,899,185	$1,579,885	$1,836,188	$2,473,988	$154,660	$553,523	$200,724
For The Year Ended December 31, 2012:
Life Marketing	$2,001,708	$12,733,602	$698,862	$277,919	$743,361	$486,374	$1,054,645	$45,079	$31,816	$161
Acquisitions	679,746	7,666,423	8,367	3,514,838	459,835	550,334	716,893	77,251	51,714	29,874
Annuities	491,184	1,102,577	103,316	7,372,471	97,902	504,342	369,622	45,319	100,848	—
Stable Value Products	1,399	—	—	2,510,559	—	128,239	64,790	947	2,174	—
Asset Protection	50,253	51,279	540,766	1,790	168,656	19,698	91,778	22,569	170,034	159,927
Corporate and Other	1,066	72,184	1,561	58,430	19,539	100,351	19,393	1,018	130,591	19,456
Total	$3,225,356	$21,626,065	$1,352,872	$13,736,007	$1,489,293	$1,789,338	$2,317,121	$192,183	$487,177	$209,418

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2014:
Life insurance in-force	$721,036,332	$388,890,060	$43,237,358	$375,383,630		11.5%
Premiums and policy fees:
Life insurance	2,603,956	1,279,908	349,934	1,673,982	(1)	20.9
Accident/health insurance	81,037	42,741	20,804	59,100		35.2
Property and liability insurance	218,663	73,094	8,675	154,244		5.6
Total	$2,903,656	$1,395,743	$379,413	$1,887,326
For The Year Ended December 31, 2013:
Life insurance in-force	$726,697,151	$416,809,287	$46,752,176	$356,640,040		13.1%
Premiums and policy fees:
Life insurance	2,371,871	1,299,631	306,921	1,379,161	(1)	22.3
Accident/health insurance	45,262	20,011	24,291	49,542		49.0
Property and liability insurance	211,000	67,795	7,977	151,182		5.3
Total	$2,628,133	$1,387,437	$339,189	$1,579,885
For The Year Ended December 31, 2012:
Life insurance in-force	$706,415,969	$444,950,866	$30,470,432	$291,935,535		10.4%
Premiums and policy fees:
Life insurance	2,226,614	1,228,444	281,711	1,279,881	(1)	22.0
Accident/health insurance	38,873	12,065	29,413	56,221		52.3
Property and liability insurance	216,014	69,588	6,765	153,191		4.4
Total	$2,481,501	$1,310,097	$317,889	$1,489,293

(1)  Includes annuity policy fees of $92.8 million, $88.7 million, and $103.8 million for the years ended December 31, 2014, 2013, and 2012, respectively.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2014
Allowance for losses on commercial mortgage loans	$3,130	$3,265	$—	$(675)	$5,720
2013
Allowance for losses on commercial mortgage loans	$2,875	$7,093	$—	$(6,838)	$3,130
2012
Allowance for losses on commercial mortgage loans	$4,975	$6,240	$—	$(8,340)	$2,875

PART C

OTHER INFORMATION

Item 27. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (6)

(a)(2) Second Amended Distribution Agreement between IDI and PLICO. (26)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)(1) Form of Premiere II Contract (for Policies Applied for before June 1, 2003). (4)

(a)(2) Form of Premiere II Contract (for Policies Applied for on or after June 1, 2003). (14)

(a)(3) Premiere III Contract (19)

(b)  Children's term life rider. (1)

(c)  Accidental death benefit rider. (1)

(d)  Disability benefit rider. (1)

(d)  Guaranteed insurability rider. (1)

(f)  Protected insurability benefit rider. (1)

(g)  Term Rider for Covered Insured. (4)

(h)(1) Policy Value Credit Endorsement (for Premiere II Policies Applied for before June 1, 2003). (4)

(h)(2) Policy Value Credit Endorsement (for Premiere II Policies Applied for on or after June 1, 2003). (14)

(i)  Terminal Illness Accelerated Death Benefit Endorsement. (7)

(j)  Lapse Protection Extension Rider (for Premiere II Policies). (12)

(k)  Cash Value Accumulation Test Endorsement. (9)

(l)(1) Residual Death Benefit Endorsement (for Premiere II Policies Applied for on or after June 1, 2003). (14)

(l)(2) Residual Death Benefit Endorsement (Premiere III) (19)

(m)(1) Policy Loan Endorsement (for Premiere II Policies Applied for Before June 1, 2003). (9)

(m)(2) Policy Loan Endorsement (for Premiere II Policies Applied for on or after June 1, 2003 and Premiere III Policies). (14)

(n)  Arbitration Endorsement (Premiere III). (19)

5.  Form of Contract Application. (4)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company (18)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company (18)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company (24)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company (24)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (14)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (22)

(c)  List of Reinsurers. (27)

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (6)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Participation Agreement (Acacia Capital Corporation). (3)

(e)  Participation Agreement (Van Eck Worldwide Insurance Trust). (5)

(f)  Participation Agreement (Van Kampen Life Investment Trust). (8)

(g)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (9)

(h)  Participation Agreement (Lord Abbett Series Fund, Inc.). (11)

(i)  Participation Agreement for Class II Shares (Van Kampen) (13)

(j)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (13)

(k)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (15)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) (23)

(l)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust) (17)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (17)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust) (23)

(n)  Rule 22c-2 Shareholder Information Agreement (Calvert Group) (18)

(o)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (18)

(p)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (18)

(q)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (18)

(r)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (18)

(s)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) (18)

(t)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (18)

(u)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.) (18)

(v)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust) (18)

(w)  Rule 22c-2 Shareholder Information Agreement (Van ECK Worldwide Insurance Trust) (18)

(x)  Participation Agreement (Legg Mason) (21)

(y)  Participation Agreement (PIMCO) (21)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust) (23)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust) (23)

(z)  Participation Agreement (Royce Capital) (21)

(aa)  Rule 22c-2 Information Sharing Agreement (Royce Capital) (21)

(bb)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)) (23)

(cc)  Form of Participation Agreement (MFS Variable Insurance Trust II) (25)

(dd)  Participation Agreement (American Funds) (28)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts. Not Applicable.

11.  Opinion and consent of David M. Loper, Esq. (20)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Sutherland Asbill & Brennan LLP.

(b)  Consent of PricewaterhouseCoopers, L.L.P.

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere II Policies applied for before June 1, 2003. (10)

(b)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere II Policies applied for on or after June 1, 2003. (16)

(c)  Amended Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Premiere III Policies. (26)

18.  Power of Attorney (27)

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on May 8, 1998.

(5)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(6)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(7)  Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.

(8)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-70984) as filed with the Commission on April 20, 2000.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(15)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.

(16)  Incorporated herein by reference to the Post-Effective Amendment No. 8 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2004.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(19)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on August 15, 2008.

(20)  Incorporated herein by reference to Post Effective Amendment No. 16 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on November 7, 2008.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on April 27, 2009.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

(24)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on September 2, 2011.

(25)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-176657), as filed with the Commission on April 24, 2012.

(26)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-190294) filed with the Commission on April 25, 2014.

(27)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Form N-6 Registration Statement (File No. 333-52215) filed with the Commission on April 27, 2015.

(28)  Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-6 Registration Statement File No. (333-194115) filed with the Commission on June 26, 2015.

Item 28. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
John D. Johns	President, Chairman of the Board, Chief Executive Officer, President and Director
Carl S. Thigpen	Executive Vice President, Chief Operations Officer and Director
Nancy Kane	Senior Vice President, Acquisitions and Corporate Development
Deborah J. Long	Executive Vice President, General Counsel and Secretary
Michael G. Temple	Executive Vice President and Chief Risk Officer
Scott M. Karchunas	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Richard J. Bielen	Vice Chairman and Chief Financial Officer and Director
John R. Sawyer	Senior Vice President and Chief Distribution Officer
Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer
Robert R. Bedwell, III	Senior Vice President, Mortgage Loans
Lance Black	Senior Vice President and Treasurer
Phil Passafiume	Senior Vice President and Director, Fixed Income
Frank Sottosanti	Senior Vice President and Chief Marketing Officer
Mark Cyphert	Senior Vice President and Chief Information and Operations Officer
Stephane Goyer	Senior Vice President and Head of Insurance Risk
Richard Kurtz	Senior Vice President, Dealer Sales, APD
Aaron C. Seurkamp	Senior Vice President, Life Sales
Steve M. Callaway	Senior Vice President and Senior Associate Counsel
David M. Loper	Senior Vice President and Senior Associate Counsel
Barrie B. Stokes	Senior Vice President and Senior Associate Counsel
Wade V. Harrison	Senior Vice President and Chief Product Actuary
Kevin B. Borie	Senior Vice President and Chief Valuation Actuary

Name and Principal Business Address*	Position and Offices with Depositor
Matthew Riebel	Senior Vice President, IDG Sales and Marketing Administration
K. Todd Thompson	Senior Vice President, BD National Annuity Sales Manager
Paul R. Wells	Senior Vice President, LAD Chief Financial Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2014 (File No. 001-11339) filed with the Commission on February 26, 2015.

Item 30. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President and Director	Vice President, New Business Operations, Life and Annuity Division
Letitia Morsch	Assistant Secretary
Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II
Barry K. Brown	Assistant Secretary	Second Vice President, LLC Commissions
Lawrence J. Debnar	Assistant Financial Officer	Vice President, Financial Reporting
Steve M. Callaway	Chief Compliance Officer, Secretary and Director	None
Carol Majewski	Assistant Compliance Officer	Director II, Compliance Officer
Joseph F. Gilmer	Chief Financial Officer and Director	Assistant Vice President — Annuity Financial Reporting
Rayburn Tennent	Assistant Financial Officer	None

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 33. Management Services.

All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on June 26, 2015.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	June 26, 2015
* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	June 26, 2015
* Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	June 26, 2015
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	June 26, 2015
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		June 26, 2015

Exhibits

14.  (a)  Consent of Sutherland Asbill and Brennan LLP.

  (b)  Consent of PricewaterhouseCoopers, LLP.